UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: January 31, 2014

Date of reporting period: January 31, 2014

Item 1. Reports to Stockholders.

ANNUAL REPORT

HANCOCK HORIZON FAMILY OF FUNDS

JANUARY 31, 2014

Government Money Market Fund

Core Bond Fund

Value Fund

Growth Fund

Burkenroad Small Cap Fund

U.S. Small Cap Fund

Quantitative Long/Short Fund

Diversified International Fund

Louisiana Tax-Free Income Fund

Mississippi Tax-Free Income Fund

Diversified Income Fund

The Advisors’ Inner Circle Fund II

Hancock Horizon Family of Funds	January 31, 2014

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that The Advisors’ Inner Circle Fund II uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-990-2434; and (ii) on the Commission’s website at http://www.sec.gov.

Shareholder Letter

Dear Shareholder,

Stock market participants should have been very pleased with 2013 returns. Many indices reached all-time highs including the S&P 500 which had its best year since 1997 with a return of 21.52%. Small cap stocks had an even better year with the Russell 2000 Index returning 27.03% for the year ended January 31, 2014. While it was an excellent year for domestic equity markets, the global and bond markets didn’t fare quite as well, with both emerging market and fixed income indices down slightly for the year. Will last year’s losers become 2014’s winners or will domestic stocks continue their double digit increases? No matter what the upcoming year brings, we look forward to helping you meet the challenges on your horizon by continuing to apply our core investment principles of experience, strength, stability and integrity.

Burkenroad Small Cap Fund Maintains Top Morningstar Rating

The Hancock Horizon Burkenroad Small Cap Fund had another great year with the Class A load waived,* producing a return of 24.97% for the year ended January 31, 2014. Since the Burkenroad Small Cap Fund’s inception on December 31, 2001, the Fund has produced an annualized return of 12.86%. This performance has helped the Fund keep its overall 5-star Morningstar rating in the small blend Morningstar Category. The Fund also received national attention last year when it made several lists as a top mutual fund and was written about in Barron’s and Kiplinger’s. The Fund has more than doubled in size over the last year and now totals over $675 million.

Launch of the Hancock Horizon U.S. Small Cap Fund

On December 31, 2013, we launched the U.S. Small Cap Fund which invests in small cap companies across the country. This fund and the Burkenroad Small Cap Fund will share the same quantitative investment model and lead manager, David Lundgren. We designed the two funds to be complimentary and to have minimal overlapping holdings.

Other Highlights

The Hancock Horizon Value Fund had a strong 2013, with the Class A load waived* returning 24.61% for the year ended January 31, 2014, versus the Russell 1000 Value Index’s return of 20.02% for the same time period. The Value Fund Class A was in the top 6% of its Large Value Morningstar Category. The since inception (5/31/00) performance is impressive as well, with the Fund producing an annualized return of 7.95% versus the Russell 1000 Value’s return of 5.99%. The Hancock Horizon Quantitative Long/Short Fund also had a strong 2013 and finished in the top 17% of its Morningstar Long/Short Equity category.

We would like to take this opportunity to thank you for your investment in the Hancock Horizon Funds. We appreciate your support and confidence in our management team, and we look forward to serving your future investment needs.

Sincerely,

Clifton Saik

Executive Vice President

* Load-waived Class A shares should be considered only by

investors who are not subject to the Fund’s sales charges.

January 31, 2014

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please visit www.hancockhorizonfunds.com

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment

Mutual fund investing involves risk including loss of principal.

Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities, due to the speculative nature of their investments.

Smaller companies typically exhibit higher volatility. Products of companies in which the Funds invest may be subject to severe competition and rapid obsolescence.

International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principals or from social, economic or political instability in other nations. In addition to international investments, securities focusing on a single country may be subject to higher volatility.

In addition to the normal risks associated with investing, REIT investments are subject to changes in economic conditions, credit risk and interest rate fluctuations. Mortgage-backed securities are subject to prepayment and extension risk and therefore react differently to changes in interest rates than other bonds. Small movements in interest rates may quickly and significantly reduce the value of certain mortgage-backed securities.

MLP’s interests are all in a particular industry and the MLP will be negatively impacted by economic events adversely impacting that industry. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation, such as a limited control of management, limited voting rights and tax risks. MLPs may be subject to state taxation in certain jurisdictions, which will have the effect of reducing the amount of income paid by the MLP to its investors.

There is no guarantee that dividends will be paid, nor that the Fund’s income will be exempt from federal or state income taxes. Capital gains, if any, are subject to capital gains tax. Certain Income may be subject to the alternative minimum tax. Please consult with your tax advisor before making any investment decisions.

With short sales, you risk paying more for a security than you received from its sale.

Diversification does not protect against market loss. Current and future holdings are subject to risk.

Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.

This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risks, charges, expenses and performance before investing.

About Morningstar

© 2014 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is not guarantee of future results.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund’s load adjusted return for the same period, and then adjusting this excess return for risk. The top 10 percent of funds in each category receive 5 stars, the next 22.5 percent receive 4 stars, the next 35 percent receive 3 stars, the next 22.5 percent receive 2 stars and the bottom 10 percent receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three, five and ten-year (if applicable) Morningstar Rating metrics. As of 1/31/2014, the Hancock Horizon Burkenroad Small Cap Fund received an overall Morningstar Rating of 5 stars. The Hancock Horizon Burkenroad Small Cap Fund was rated against 608 Small Blend Funds over a three year period, 552 over a five-year period, and 336 over a 10 year period and received 4, 4 and 5 stars. As of 1/31/2014 the Hancock Horizon Value Fund Class A was ranked against 1,219 Large Value Funds over a one year period. The Hancock Horizon Quantitative Long/Short Fund Class A was ranked against 334 Long/Short Equity Funds over a one year period.

Economic Overview and Investment Outlook

Our economic expectations turned out to be fairly accurate. There was no recession and year-over-year real GDP growth, though stronger in the final 6 months of the period, failed to demonstrate characteristics of an economy poised to achieve “escape velocity”, a self-reinforcing growth rate comfortably exceeding 3%. There was no resolution of the European sovereign debt crisis nor a meaningful improvement in Eurozone economic growth. Inflation in the U.S. and the Eurozone moderated to the point of reigniting fears of deflation. A lack of inflation or inflation prospects in the near-term did little to comfort bond investors. As we expected, bond prices were buffered by a negative swing in investor psychology, but much of the damage was repaired by year-end. Central banks in the developed world, with the exception of the U.S. Federal Reserve which is attempting to gradually reduce stimulus, showed no inclinations to tighten or moderate existing easy money policies.

U.S. common stocks delivered surprisingly strong returns. The Associated Press called it “The Year of Unstoppable Stocks”. Returns equaling or exceeding 25% were spread among many indices representing small, mid-size and large companies. The majority of these returns were driven, for the second year running, by an expansion in the price-to-earnings ratio, not corporate earnings gains. This means that investors possessed sufficient optimism to consistently pay more for a stream of earnings that was not accelerating. This kind of action produces overvalued, speculative markets and that is how we would describe the current situation.

In the international markets, results were mixed and country dependent. Emerging markets posted relatively poor results. From a long-term valuation standpoint, international markets, generally speaking, are relatively cheap as a consequence.

The Economic Outlook: Will It Be “Secular Stagnation” and “Malaise” or “Escape Velocity” and a Return to the “Old Normal”?

Four years ago, I was writing about cyclical recovery and secular headwinds. The PIMCO (Pacific Investment Management Company) investment company Co-CEO Mohammed El Erian in particular, had described an evolving “New Normal” economic environment in the developed world. Professors Reinhart and Rogoff in their book “This Time is Different: Eight Centuries of Financial Folly” and in their paper “The Aftermath of Financial Crisis” noted that severe financial crises were generally not resolved for a decade, if not longer. Reviewing the historical record presented by a number of research sources and considering the massive buildup of total debt over the previous 30 years, it seemed reasonable to conclude that an inflection point had arrived for the U.S. economy and most likely for heavily indebted, mature economies globally. Based on the evidence available at the time, I joined the slower-growth crowd and guessed that the U.S. real GDP trend growth going forward could be closer to 2% than the 3%+ growth rate that characterized most of the post-WW2 period with the Eurozone stepping down to 1% from 2%.

The fourth quarter 2013 initial estimate for real U.S. GDP growth was 3.2%. Third quarter real GDP, according to the latest revision, expanded at a 4.1% annual rate. “Escape Velocity” or a return to consistent growth in the 3% to 4% range has been predicted by

January 31, 2014

many economists every year since the recovery began, particularly following a couple of quarters showing decent acceleration. To date, there has been no follow through. Year over year growth measured quarterly has been capped at around 3%. The 12-month range has cycled consistently between roughly 1.5% and 3%. It is encouraging that the quarterly progression of GDP figures during 2013, including real final sales of domestic product, the Bureau of Economic Analysis estimate of the “bottom line” growth rate, showed a more consistent strengthening pattern compared to 2012. Year over year through December 30, 2013, real GDP growth equaled 2.7%.

So, once again “escape velocity” and a return to “normal” GDP trend growth is creeping into consensus expectations. From the recession trough in 2009 through year-end 2013, however, real GDP has averaged a modest 2.3%. Will the post-crash growth pattern continue or will the more optimistic predictions finally prove to be accurate? We’ll look at the evidence to assess the probabilities, but first let’s try to get a better understanding of what the “old normal” was all about.

As far as the baby boom generation is concerned, the old normal in the U.S. spanned most of their working careers or, roughly, the 40 years between 1965 and 2005. This period coincided with the debt supercycle, a theme identified by BCA Research (“BCA”) in the 1960s. The Debt Supercycle, as described by BCA, refers to the long-term decline in U.S. balance sheet liquidity and rise in indebtedness during the post-WW2 period. Government policies, increasingly geared towards smoothing the business cycle, contributed to a steady accumulation of debt. According to the BCA the “balance sheet imbalances and financial excesses built up during each expansion phase were never fully unwound”. BCA has continually monitored and analyzed the progression of the debt supercycle over time because, if allowed to continue unchecked, at some point the build-up of debt would become unsustainable and seriously threaten economic and financial stability. Growth policies supporting and driving the supercycle included the rise of the welfare state with an expanding menu of benefits and an increasingly activist Federal Reserve. Demographics also played a strong, supportive role. The labor force was expanding, particularly the 25 to 55 year old category generally regarded as the primary driver of economic growth. Women were also entering the work force in greater numbers. Private sector debt in the early years was low and savings were high. Net national savings, a measure of corporate, private, and government savings, was also high. Financial innovations began in earnest in the mid-1980s. The birth of securitized mortgages, for example, and deregulation expanded the availability of credit and sparked a strong borrowing, lending and spending cycle. The strength of this cycle was captured in charts showing a steady increase in the Federal Reserve Money Multipliers statistic which measures loan creation, and Money Velocity which measures how fast money moves through the economy.

By the early 2000s, it became evident that the tailwinds pushing credit growth were ending. Labor force growth had peaked and the participation rate was falling. Importantly, the critical 25 to 55 year old work force category had begun to decline as a percentage of the total workforce with demographic projections indicating the decline would continue into the early 2020s. Private saving had all but disappeared at the peak of the credit bubble and consumer debt burdens

Economic Overview and Investment Outlook (continued)

were high. Hints that something was amiss regarding credit creation and the vibrancy of the economy were showing up in emerging downtrends for the Money Multipliers and Money Velocity measures. The Crash and the Great Recession pushed these indicators to multi-decade lows, and financial innovation ended abruptly to be replaced by new restrictions and regulations. BCA’s analysis of the recent financial meltdown concluded that an important inflection point had been reached with the government no longer able to induce consumers to take on more debt. Therefore, to guarantee the stability in the short-run, the government was forced to expand its borrowing and, in BCA’s words “The Debt Supercycle was extended at the cost of a dramatic worsening in the government’s balance sheet.” Fiscal stimulus and Federal Reserve policy actions were successful in stabilizing the economy, but there is so far little evidence that these efforts are having a measurable impact on growth. If consumers are tapped out, so to speak, and unable or unwilling to accept increasing amounts of debt, then there is relatively little more that fiscal monetary stimulus can accomplish until the deleveraging cycle is complete.

Brink Lindsey, a senior fellow at the Cato Institute, authored a Policy Analysis paper that appeared in October 2013 titled “Why Growth is Getting Harder.” He concluded that real GDP growth and growth per capita in coming years will not match historical norms, but that policy initiatives could mitigate the expected erosion in the “dynamism” of the American economy. Unfortunately, he noted that current “public policies are rife with barriers to entrepreneurship, competition, innovation and growth… (including) various interventions that distort incentives to favor zero-sum rent-seeking activity over positive-sum efforts to reduce the cost and increase the value of goods and services.” At the moment, our public servants are not demonstrating our ability to establish, coordinate or apply a rational and productive set of policy initiatives. We have an administration in Washington, D.C. actively suppressing animal spirits by imposing a slew of new rules, regulations and price controls (The Affordable Care Act) on a still fragile economy while the monetary authorities are attempting to revive animal spirits by supplying a continuous flow of QE steroids. The economy body is being tortured by alternating injections of downers and uppers. Counterproductive doesn’t adequately describe this process. It is insane. We should be thankful that the U.S. economy is resilient and continues to push ahead in the face of considerable headwinds.

In conclusion, the weight of evidence suggests that a return to the old normal is quite unlikely anytime soon. Does that leave us with secular stagnation? I suppose it does if you equate stagnation with real GDP growth fluctuating between 2% and 3%. Actually, in the absence of naturally reinforcing demographic and financial conditions, the new normal may be quite normal.

The Eurozone suffers from similar maladies, and the fractious political environment, demographic headwinds and too much debt argue against a significant economic revival. Unemployment was still at a record high of 12% at year-end 2013. Job creation is weak and deflation is a worry. Year-over-year GDP growth in 2013 equaled -0.4% vs. -0.6% in 2012. Eurozone GDP growth year-over-year has not reached 1% since 2010. Without a more comprehensive political and banking union that further weakens member

January 31, 2014

equality sovereignty, there is little chance that the entity as it currently exists will survive the long-run.

Emerging markets show evidence that growth has stalled and various indicators show no signs of improvement. According to Capital Economics data, emerging markets economic growth is about 40% below where it was the first five years leading up to the Great Recession. Experts, to the developed world particularly, are still a big driver of emerging economies and the trend remains soft.

None of this suggests that a world-wide recession looms. Continued growth is likely given the latest leading indicator readings. It does suggest, however, that expensive equity markets, particularly in the US, are not likely to be validated by a surge in business activity.

The Stock Market: Should we ride the “Illiquidity Wave” and “Play the Overshoot” or seek to preserve capital in an overvalued, bubbly and illiquid environment?

The Bank Credit Analyst (“BCA”) “Outlook 2014” year-end issue depicted on its cover a surfer riding a “liquidity wave” while sharks waited just ahead in the wave trough. The implication? A riskier market phase had begun with valuation measures no longer supportive of strong gains going forward, leaving stimulative monetary conditions as the primary driver of returns in the immediate future. BCA’s recent investment advice from Peter Berezin, Managing Editor, suggested that “investors should remain modestly overweight in equities”, but he noted, “we would, however, stress the word ‘modest’”. Our valuation indicators suggested overvalued conditions existed in the summer of 2013, and we encouraged investors to remember that when valuation is stretched there is no shock absorber to reduce the impact of bad news, and that expanding equity exposure and therefore risk, in a portfolio beyond a level that is commensurate with an investors risk tolerance should be avoided. Now with common stock prices about 15%, using the S&P 500 Index, higher than at the end of June 2013, it is becoming increasingly difficult to justify an aggressive investment posture unless the investor’s time horizon is extremely long or he is indifferent to the growing risk of “drawdown”. Drawdown, using a Wikipedia definition, is “the pain period experienced by an investor between a peak (new highs) and subsequent valley (a low point before moving higher)”. Another note in the Wikipedia definition refers to Maximum Drawdown or “MaxDD”. For our purposes, drawdowns are, of course, bear markets. The MaxDD, defined as the worst (the maximum) peak to valley loss since the investment’s inception, during the past 100 years, using Dow Jones Industrial Index (“DJIA”) data from Ned Davis Research, began April 17, 1930 and ended July 8, 1932 with the DJIA registering a decline of 86%. Recent bear markets that should be fresh in everyone’s memory (but unfortunately, probably are not) include the technology bubble bust, January 14, 2000 to October 9, 2002 (-38%) and “The Great Crash”, October 9, 2007 to March 9, 2009 (-54%). The average cyclical bear market since 1900 (there have been 35 of them) took the DJIA down 31%.

A high percentage of these bear markets occurred during periods of overvaluation and excessive optimism. Overvaluation and excessive investor optimism aptly describes the market environment as we enter 2014. Historically reliable valuation

Economic Overview and Investment Outlook (concluded)

measures suggest that S&P 500 Index returns could be in the very low single-digits at a five year horizon and not significantly better looking out ten years. One of our valuation methods that uses a “normalized” version of the Value Line Investment Survey Estimated Median Price Appreciation Potential of all 1,900 stocks in a “hypothesized economic environment 3 to 5 years hence” indicated that the broad market has not been this expensive since the “Great Garbage Market” of the late 1960s. Forty-five years ago a true mania was in the process of burning itself out. We don’t seem to be in a mania today, but QE and equivalent central bank activities around the world have created an artificial economic and financial environment leading to a widening divergence between the real economy and the stock market. While we should not assume that estimated return figures based on historical experience will prove to be precisely accurate, we cannot dismiss the implications. If history means anything, caution should be the watchword. Sentiment (investor psychology) is near bullish extremes. The Initial Public Offering (“IPO”) market is described as “hot”, and margin debt as a percent of GDP is at an all-time high. This does not describe a reasonably priced, low risk environment. When did common stock last appear cheap? The answer is in late 2008 to early 2009. The rise in common stock prices since March 2009 has consumed a great deal of the return potential indicated at the time.

So what is an investor to do? Investors should consider return expectations, risk taking and asset allocations based on your time horizon, risk tolerance, and investment objective matched with valuation reality. That means, diversifying portfolio investment risk. Bonds, cash equivalents, and other similar asset classes may help in that regard.

Second, for investors focused on the very long-term and “willing to take the heat”, what happens to the broad market indices may not be reflected precisely in every sector, industry and individual common stock. Performance disparities may also exist between international and domestic equities, large companies and small companies, value and growth styles and so on. Historically, surviving bear markets and maintaining the potential to outperform in the long-run requires selectivity and portfolio diversification beyond the standard domestic benchmark.*

*Diversification does not protect against market loss. Investors should consult with their Financial Advisor when making investment decisions

S&P ratings are grades given to bonds that indicate their credit quality. S&P gives ratings after evaluating a bond issuer’s financial strength or the ability to pay a bond’s principal and interest in a timely fashion. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). For more information on S&P Ratings, please visit their website at www.standardandpoors.com.

Moody’s gradations of creditworthiness are indicated by rating symbols, with each symbol representing a group in which the credit characteristics are broadly the same. There are nine symbols as follows, from that used to designate least credit risk to that denoting greatest credit risk: Aaa Aa A Baa Ba B Caa Ca C. For more information on Moody’s Ratings, please visit their website at www.moodys.com.

The Hancock Horizon Funds Investment Philosophy	January 31, 2014

High quality standards are an integral part of our investment approach. We do not believe that it is necessary to speculate in low quality securities to be able to produce good returns. To us, the most desirable investment program is one that utilizes high quality securities within a disciplined management process. Our quality standards are evident in the security holdings of all the Hancock Horizon Funds. An example of our focus on quality is the fact that Standard & Poor’s Corporation and Moody’s Investors Service has rated the Hancock Horizon Government Money Market Fund AAAm and Aaa-mf, respectively, their highest quality rating for this type of money market fund.

Discipline is an important key to long-term investment success. It means sticking to your investment approach for the long haul, provided that your approach recognizes real fundamental values that could ultimately be reflected in satisfactory investment returns. Value to us means determining the relative attractiveness of individual securities and asset classes using analytical methods that are unemotional and fundamentally driven. We continually analyze results to confirm or challenge the value added by our process. Occasionally, enhancements have been warranted, but over time the core decision-making process has remained intact. No significant changes are anticipated. We believe our approach will remain valuable and effective for the coming year.

With a high-quality, value-conscious and disciplined investment approach, it naturally follows that risk management is an integral part of our process as well. Some investors and fund managers focus on returns while neglecting risk. We believe that risk and return are equally important considerations. As a shareholder in the Hancock Horizon Funds, you can expect us to maintain our quality controls and investment disciplines. We will not reach for yield or attempt to enhance return by using securities or methods that are not compatible with the stated objectives of each fund. Our primary goal is to provide a way for investors to participate in the financial markets according to their particular needs. We do so by offering a diversified family of mutual funds that is truly representative of the expected risk and return characteristics of each asset class or investment category.

Management’s Discussion of Fund Performance (unaudited)

The Hancock Horizon Government Money Market Fund (the “Fund”) seeks to preserve principal value and maintain a high degree of liquidity while providing current income. The Fund has traditionally endeavored to achieve this objective by investing primarily in short-term obligations of U.S. government agency securities and repurchase agreements collateralized by such obligations.

For the year ended January 31, 2014, the Fund generated a total return of 0.01% for the Institutional Class Shares, 0.01% for the Class A Shares and 0.01% for the Institutional Sweep Class Shares. As of January 31, 2014, the Fund generated a current 7-Day Yield of 0.01% for the Institutional Class Shares, 0.01% for the Class A Shares and 0.01% for the Institutional Sweep Class Shares. This compares to a 0.01% return for the Lipper Institutional U.S. Government Money Market Average.

The Fund’s holdings consisted of U.S. Government Agency securities and U.S. Government Agency collateralized repurchase agreements. The short-term structure of the Fund allowed it to earn a competitive yield while providing the necessary degree of safety and liquidity to our shareholders. The Fund complied with industry standard requirements for money market funds as to quality, maturity and diversification of investments. The Fund maintains an AAA rating by Standard & Poor’s Corporation.

During the fiscal year ended January 31, 2014, short term interest rates remained at historic lows due to continued sluggishness in the U.S. economy and an extremely accommodative Federal Reserve. Despite the U.S. Federal Reserve’s unprecedented stimulative efforts to generate economic growth and lower unemployment, little progress has been made. The unemployment rate has fallen, but much of that is due to structural forces which have lowered the participation rate in the labor force. Looking ahead, our forecast is for short-term government yields to remain near zero for much of the year, but we do expect the longer end of the curve to begin a gradual rise in anticipation of more normalized rates in 2015.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

January 31, 2014

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Government Money Market Fund, Institutional Class, Class A or Institutional Sweep Class, versus the Lipper Institutional U.S. Treasury Money Market Average, and the Lipper U.S. Treasury Money Market Average

The performance data quoted represents past performance and the investment return and principal value of an investment may fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

	One-Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return
Institutional Class	0.01%	0.01%	0.01%	1.30%
Institutional Sweep Class	0.01%	0.01%	0.01%	1.18%
Class A	0.01%	0.01%	0.01%	1.06%

For periods ended January 31, 2014. Past performance is not predictive of future performance.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

Sector Weightings

% of Total Portfolio Investments

Management’s Discussion of Fund Performance (unaudited) (continued)

The Hancock Horizon Core Bond Fund (the “Fund”) seeks total return through current income and capital appreciation, consistent with the preservation of capital. The Fund will attempt to achieve this objective by investing primarily in a mix of U.S. Treasury securities, U.S. Government Agency securities, Mortgage-Backed securities, Investment Grade Corporate debt and Taxable Municipal securities with an intermediate-term maturity structure.

For the year ended January 31, 2014, the Fund generated a total return of 0.01% for the Institutional Class Shares, -0.30% for the Class A Shares (without load) and -1.06% for the Class C shares. This compares to a 0.50% return for the Barclays Intermediate U.S. Aggregate Index and 0.51% for the Lipper Core Plus Bond Funds category. During this fiscal year, the Fund’s sector allocation emphasized higher yielding Corporate, Taxable Municipal and Mortgage-Backed securities. The year ended with Corporate and Taxable Municipal bonds comprising 47.3% and 17.3% of the Fund, respectively, while Mortgage-Backed government agency securities made up 16.5% of the portfolio. Government and Non-Mortgage Government Agency securities rounded out the portfolio with 5.7% of Fund holdings. The year ended with the Fund’s average effective maturity1 at 4.9 years and a weighted average effective duration2 of 3.3 years.

During the fiscal year ended January 31, 2014, taxable government bond interest rates made some fairly significant moves. The 10-year Treasury note began the year yielding approximately 2.0% and traded down to 1.6% towards the end of April. Beginning in May, however, fears of Fed Chairman Bernanke beginning to taper his QE purchases sent intermediate fixed income yields approximately 150 basis points higher over the next few months. This dramatic rise in rates created a self-reinforcing feedback loop of negative returns precipitating investor outflows, which then pushes prices even lower. This continued throughout the summer, culminating in early September with the 10-year yield at 2.99%. The market turned more rational when the participants began to believe that the tapering would be gradual, and continued only when supported by strong underlying economic fundamentals. It was believed that this underlying strength in the economy would temper the effects of rising interest rates. Towards the end of calendar 2013, most expectations were for stronger growth and higher long-term interest rates in 2014 — the market still expected short-term interest rates to be rather well anchored until 2015. As the Fund’s fiscal year ended, however, there was a bit of a reversal as somewhat weaker economic data, combined with lower equity markets and renewed emerging markets turmoil, pulled 10-year rates back down towards the 2.60% level.

Going forward, expectations are for long-term interest rates to rise gradually over 2014, and for the Federal Reserve to eventually normalize rates in 2015. This should provide an environment for modest returns for intermediate fixed income securities over the medium term.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or

January 31, 2014

expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment.

[1]	Average effective maturity is a weighted average of all the maturities of the bonds in a portfolio, computed by weighting each bond’s effective maturity by the market value of the security.
[2]	Average effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates.

Management’s Discussion of Fund Performance (unaudited) (continued)

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Core Bond Fund, Institutional Class, Class A or Class C, versus the Barclays Intermediate U.S. Aggregate Index and the Lipper

Core Plus Bond Funds Classification

The Barclays Intermediate U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Lipper Core Plus Bond Funds Classification: Funds that, by portfolio practice, invest at least 65% in domestic investment-grade debt issues with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

	One-Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return
Institutional Class	0.01%	3.58%	4.74%	4.11%
Class A	(0.30)%	3.30%	4.47%	3.84%
Class A, with load*	(4.31)%	1.90%	3.61%	3.42%
Class C	(1.06)%	2.55%	3.70%	3.09%
Barclays Intermediate U.S. Aggregate Index	0.50%	3.07%	4.46%	4.35%

For periods ended January 31, 2014. Past performance is not predictive of future performance.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

* Refers to the individual maximum sales charge of 4.00%.

Sector Weightings

% of Total Portfolio Investments

Credit Quality Ratings

Moody’s

S&P

January 31, 2014

The Hancock Horizon Value Fund (the “Fund”) seeks long-term capital appreciation with a secondary goal of current income.

Horizon Advisers chooses stocks that they believe to be “undervalued” based on its fundamental research and analysis of various characteristics, including historic and expected earnings and dividends, sales and market position.

At January 31, 2014, common stocks represented 98.2% of the Fund’s assets. The Fund’s largest holdings were in Financial stocks while having little exposure to Telecommunications or Utilities stocks.

The Fund’s return for the year ended January 31, 2014 was 24.95% for Institutional Class, 24.61% for Class A (without load), and 23.62% for Class C. This compares favorably to the Fund’s benchmark, the Russell 1000 Value, and the S&P 500 which returned 20.02% and 21.52%, respectively, for the same period.

In addition to performing well versus market indices, the Fund did well versus peers. For the last 12 months, the Fund ranked at least in the top 11% for all classes amongst its Morningstar Large Value peers and in at least the top 30% of all Funds that are included in Lipper’s Multi-cap Value Universe. The Fund’s long-term peer ranks are also impressive as the Institutional Class has earned a 5 star rating from Morningstar for its 10-year record and 4 stars for Classes A and C for that same time period.

The Fund’s positive relative performance for the prior 12 months can be attributable to favorable stock selection within Financials and Health Care. An underweight in Energy stocks and an overweight in Technology stocks relative to the Russell 1000 Value also boosted relative performance. Stock selection within Technology stocks served as the biggest detriment to relative performance while stock selection in Telecommunications stocks and an underweight in Health Care stocks also weighed on performance.

Alliant Techsystems, a developer and supplier of advanced weapon and space systems, was added to the portfolio in May 2013 and proved to be the best performing stock as it appreciated almost 100% from the time of purchase until January 31, 2014. Hanesbrands, the clothing manufacturer, also was a top performer for the Fund for the last 12 months. Stocks that negatively impacted Fund results include Hewlett-Packard and the recently added Kennametal which is a metalworking machinery manufacturer.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund’s load adjusted return for the same period, and then adjusting this excess return for risk. The top 10 percent of funds in each category receive 5 stars, the next 22.5 percent receive 4 stars, the next 35 percent receive 3 stars, the next 22.5 percent receive 2 stars and the bottom 10 percent receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three, five and ten-year (if applicable) Morningstar Rating metrics.

Management’s Discussion of Fund Performance (unaudited) (continued)

As of 1/31/2014, the Hancock Horizon Value Fund Institutional Class received a 10 Year Morningstar Rating of 5 stars, and the Hancock Horizon Value Fund Classes A and C received a 10 Year Morningstar Rating of 4 stars. The Funds are rated against 617 Large Value Funds over a ten year period.

As of 1/31/2014 the Hancock Horizon Value Fund Class A was ranked in the 6th percentile against 1,219 Funds in the Morningstar Large Value Category over a one year period.

As of 1/31/2014 the Hancock Horizon Value Fund Class A was ranked 60th out of 295 Funds in the Lipper Multi-Cap Value Category over a one year period.

January 31, 2014

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Value Fund, Institutional Class, Class A or Class C, versus the Russell 1000 Value Index, and the Lipper Multi-Cap Value Funds Classification

Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Lipper Multi-Cap Value Funds Classification measures the performance of the 30 largest funds in the Lipper Multi-Cap Value Funds Category. These funds, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-999-2434 or visit www.hancockhorizonfunds.com.

	One-Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return
Institutional Class	24.95%	13.73%	15.85%	8.40%
Class A	24.61%	13.45%	15.57%	8.13%
Class A, with load*	18.04%	11.42%	14.33%	7.55%
Class C	23.62%	12.59%	14.69%	7.33%
Russell 1000 Value Index	20.02%	13.82%	18.69%	7.01%

For periods ended January 31, 2014. Past performance is not predictive of future performance.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

* Refers to the individual maximum sales charge of 5.25%.

Sector Weightings

% of Total Portfolio Investments

Management’s Discussion of Fund Performance (unaudited) (continued)

Top Ten Equity Holdings

Percentage of Total Investments
1. Alliant Techsystems	1.8%
2. Esterline Technologies	1.8%
3. Helmerich & Payne	1.7%
4. Hanesbrands	1.6%
5. Fifth Third Bancorp	1.6%
6. CVS Caremark	1.6%
7. Omnicare	1.6%
8. McKesson	1.6%
9. Regions Financial	1.6%
10. Wells Fargo	1.6%

January 31, 2014

The Hancock Horizon Growth Fund (the “Fund”) seeks capital appreciation by investing primarily in U.S. companies whose sales and earnings are expected to grow at an above average rate.

Horizon Advisers employs a strict quantitative method of analysis in our investment decision making. These measurable quantitative factors include earnings surprise and estimate revision, historical price performance of a stock compared to other stocks in the market, increasing growth as measured by a company’s return on equity, and relative price-to-earnings ratio and cash flow.

At January 31, 2014, common stocks represented 98.6% of the Fund’s assets. The Fund’s largest holdings were in Consumer Discretionary, Information Technology, Financials, and Health Care stocks, while Telecommunications and Utility stocks accounted for no exposure.

The Fund’s return for the past year ended January 31, 2014 was 22.17% for Institutional Class, 21.91% for Class A (without load), and 21.01% for Class C. The Fund’s benchmark, the Russell 1000 Growth Index, returned 24.35% for the same period.

The Fund’s performance relative to the Russell 1000 Growth Index was positively boosted by stock selection within Consumer Staples and Financials. Additional drivers of performance were outperformance in the Consumer Staples and

Financial sectors relative to the benchmark. Top performing stocks in the portfolio were Actavis PLC, Western Digital, Southwest Airlines, Signature Bank, and Priceline.com. Companies that were detractors from performance were Expedia, CF Industries, ValueClick, McGraw Hill, and Moody’s Corp.

As usual, performance differences occurred based on market capitalization. Within the Russell 1000 Growth Index, Mega Cap stocks ($100 billion and up) were up 22.64% while Large Cap stocks ($12 billion to $100 billion) and Mid Cap stocks ($2.5 billion to $12 billion) were up 27.24% and 19.08%, respectively. Over weights in the Mid Cap areas along with better performance relative to the benchmark index helped the Fund, while underweights in the Mega and Large Cap areas detracted from performance.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment.

Products of technology companies in which the Fund invests may be subject to severe competition and rapid obsolescence. Holdings are subject to change.

Management’s Discussion of Fund Performance (unaudited) (continued)

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Growth Fund, Institutional Class, Class A or Class C, versus the Russell 1000 Growth Index, and the Lipper Multi-Cap Core Classification

Russell 1000 Growth Index is an unmanaged index, which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Lipper Multi-Cap Core Classification: Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings

% of Total Portfolio Investments

	One-Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return
Institutional Class	22.17%	13.51%	18.05%	6.56%
Class A	21.91%	13.25%	17.76%	6.29%
Class A, with load*	15.48%	11.23%	16.50%	5.72%
Class C	21.01%	12.41%	16.89%	5.51%
Russell 1000 Growth Index	24.35%	14.37%	20.88%	7.30%

For periods ended January 31, 2014. Past performance is not predictive of future performance.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

* Refers to the individual maximum sales charge of 5.25%.

January 31, 2014

Top Ten Equity Holdings

Percentage of Total Investments
1. Gentex	1.7%
2. Southwest Airlines	1.7%
3. Thermo Fisher Scientific	1.7%
4. Constellation Brands, Cl A	1.7%
5. Computer Sciences	1.7%
6. Comcast, Cl A	1.7%
7. Actavis	1.7%
8. F5 Networks	1.7%
9. Skyworks Solutions	1.6%
10. Signature Bank NY	1.6%

Management’s Discussion of Fund Performance (unaudited) (continued)

The Hancock Horizon Burkenroad Small Cap Fund (the “Fund”) seeks long-term capital appreciation by investing in small capitalization stocks and other equity securities of companies located or doing business in Alabama, Florida, Georgia, Louisiana, Mississippi, and Texas.

Horizon Advisers intends to utilize Tulane University’s Burkenroad Reports as a primary source of investment research, but also employs its own fundamental research and analysis in its investment decision-making. In selecting securities, Horizon Advisers primarily considers sales and expense trends, market position, historic and expected earnings and dividends.

At January 31, 2014, common stocks represented 94.9% of the Fund’s assets. The Fund’s largest holdings were in Consumer Discretionary, Industrials, Energy, and Financial stocks, while Telecommunications and Utilities stocks accounted for no or minimal exposure.

The Fund’s return for the past year ended January 31, 2014 was 24.97% and 24.68% for Class A (without load) and Class D, respectively. These results underperformed the Fund’s benchmark, the Russell 2000 which returned 27.03% for that same period. It’s been an amazing run for stocks in general since the Financial Crisis of 2008-09. The Fund’s returns for the last 5 years are up an annualized 23.78% and 23.47% for Class A (without load) and Class D, respectively, and compares favorably to the Russell 2000 which was up 22.26% for that same time period.

For the most recent 12 months, stock selection within Financials and Industrials has boosted performance. An overweight position in Energy, an underweight in Financials and stock selection within Health Care negatively impacted performance.

Conn’s, a specialty retailer of home appliances and consumer electronics based in Beaumont, TX; and Jacksonville, FL based Web.com Group, a provider of full service web site solution for small businesses were both top performers for the year as each appreciated by more than 100% for the year. During that same time period, Alon USA Energy, a Dallas based Energy company; and Francescas, the Houston based women’s apparel store detracted from performance.

Despite average peer rankings for the most recent year, we remain very pleased with the Fund’s longer term peer comparisons. The Fund maintained a 5-star overall ranking for both Class A and D from Morningstar. The 5 star rating is the highest rating awarded by Morningstar. The Fund also scores impressively within the Lipper Small-Cap Core universe, ranking 7th for Class A and 9th for Class D out of 353 Funds.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment.

The BURKENROAD REPORTS is an educational program on investment research in which selected students at Tulane University’s A.B. Freeman School of Business participate. This program is designed to teach the students how to produce objective investment research by studying publicly held companies located in the Deep South.

The Hancock Horizon Burkenroad Small Cap Fund and Horizon Advisers are NOT affiliated with Tulane University or the A.B. Freeman School of Business. Hancock

January 31, 2014

Bank licenses the name “Burkenroad” from Tulane University. Neither Tulane University, the A.B. Freeman School of Business nor the students, faculty and staff of Tulane University have any involvement in the investment decisions, management or operation of the Fund.

In addition to the normal risks associated with equity investing, smaller companies typically exhibit higher volatility. Products of companies in which the Fund invests may be subject to severe competition and rapid obsolescence.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund’s load adjusted return for the same period, and then adjusting this excess return for risk. The top

10 percent of funds in each category receive 5 stars, the next 22.5 percent receive 4 stars, the next 35 percent receive 3 stars, the next 22.5 percent receive 2 stars and the bottom 10 percent receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three, five and ten-year (if applicable) Morningstar Rating metrics.

As of 1/31/2014, the Hancock Horizon Burkenroad Small Cap Fund Classes A and D received an overall Morningstar Rating of 5 stars. The Hancock Horizon Burkenroad Small Cap Fund was rated against 608 Small Blend Funds over a three year period, 552 over a five year period, and 336 over a 10 year period and received 4, 4 and 5 stars.

Management’s Discussion of Fund Performance (unaudited) (continued)

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Burkenroad Small Cap Fund, Class A or Class D, versus the Russell 2000 Index, and the Lipper Small-Cap Core Funds Classification

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

Lipper Small-Cap Core Funds Classification Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-Cap Core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings

% of Total Portfolio Investments

	One-Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return
Class A	24.97%	18.66%	23.78%	11.99%
Class A, with load*	18.42%	16.55%	22.45%	11.39%
Class D	24.68%	18.39%	23.47%	11.74%
Russell 2000 Index	27.03%	14.69%	22.26%	8.31%

For periods ended January 31, 2014. Past performance is not predictive of future performance.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

* Refers to the individual maximum sales charge of 5.25%.

January 31, 2014

Top Ten Equity Holdings

Percentage of Total Investments
1. Gray Television	1.4%
2. ARRIS Group	1.3%
3. Manhattan Associates	1.3%
4. Web.com Group	1.2%
5. Freescale Semiconductor	1.2%
6. Conn’s	1.2%
7. Spirit Airlines	1.1%
8. ArthroCare	1.1%
9. Basic Energy Services	1.1%
10. Primoris Services	1.1%

Management’s Discussion of Fund Performance (unaudited) (continued)

The Hancock Horizon U.S. Small Cap Fund (the “Fund”) seeks long-term capital appreciation. The Fund will attempt to achieve this objective by investing primarily in equity securities of U.S. Companies with small capitalizations.

The Fund was launched on December 31, 2013. The return for the Fund from inception to January 31, 2014 was -4.53% for the Institutional Class, -4.53% for Class A (without load), and -4.53% for the Class C shares.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment.

In addition to the normal risks associated with equity investing, smaller companies typically exhibit higher volatility. Products of companies in which the Fund invests may be subject to severe competition and rapid obsolescence.

January 31, 2014

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon U.S. Small Cap Fund, Institutional, Class A or Class C, versus the Russell 2000 Index, and the Lipper Small-Cap Core Funds Classification

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

Lipper Small-Cap Core Funds Classification Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-Cap Core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, comparable to the S&P SmallCap 600 Index.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings

% of Total Portfolio Investments

Cumulative Inception to Date
Institutional Class	(4.53)%
Class A	(4.53)%
Class A, with load*	(9.54)%
Class C	(4.53)%
Russell 2000 Index	(2.77)%

For periods ended January 31, 2014. Past performance is not predictive of future performance. Fund commenced operations on December 31, 2013.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

* Refers to the individual maximum sales charge of 5.25%.

Management’s Discussion of Fund Performance (unaudited) (continued)

The Hancock Horizon Quantitative Long/Short Fund (the “Fund”) seeks long-term capital appreciation by taking long and short positions in equity securities of publicly-traded companies in the U.S. included in the S&P Composite 1500 Index.

Horizon Advisers establishes long positions in common stocks we believe to be “undervalued” and establishes short positions in common stocks we believe to be “overvalued” based on quantitative, fundamental and technical analyses. Our quantitative model ranks stocks according to their relative attractiveness based on the following factors: financial strength, analyst earnings estimates, share buy backs, earnings quality, and economic value added.

On January 31, 2014, the Fund had a net long position of 68%, with about 10% of the Fund’s value in short positions. The Fund’s largest holdings were in Healthcare and Consumer Discretionary, while having little exposure to Utilities and Telecommunication stocks.

The Fund’s return for the year ended January 31, 2014 was 15.97% for Institutional Class, 15.70% for Class A (without load), and 14.82% for Class C. This compares favorably to the Fund’s Lipper benchmark, the Lipper Long-Short Equity Funds Index which returned 8.11% and the Fund’s Morningstar classification, Morningstar Long/Short which returned 9.83%. This performance was unfavorable to the S&P 1500 which returned 21.79% for the same period.

The Fund benefited from stock selection in Healthcare and Industrials, and by being overweight Healthcare relative to the S&P 1500 Index. However, stock selection in the Utilities and Financials sectors were the biggest detractors from performance.

During 2013, we became slightly more defensive reducing the net long position of the Fund, while increasing our cash position and maintaining our short position at approximately 10% of the Fund total. Although momentum was strong, valuations appeared more stretched. We are continuing to monitor valuation measures and may consider increasing our short position if conditions begin to deteriorate.

We continue to be disciplined in our approach that focuses on fundamental factors that are highly correlated with superior long-term results.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment.

With short sales, you risk paying more for a security than you received from its sale.

January 31, 2014

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Quantitative Long/Short Fund, Institutional, Class A or Class C, versus the S&P Composite 1500 Index, and the Lipper Long/Short Equity Classification

The S&P Composite 1500 Index is a broad market portfolio representing the large cap, mid cap, and small cap segments of the U.S. Equity market.

Lipper Long/Short Equity Classification is comprised of funds that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options, or equity index options. The funds may be either net long or net short, depending on the portfolio manager’s view of the market.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings — Long

% of Total Portfolio Investments, which excludes securities sold short

Sector Weightings — Short

% of Securities Sold Short, which excludes total portfolio investments

Management’s Discussion of Fund Performance (unaudited) (continued)

	One-Year Return	3-Year Annualized Return	5-Year Annualized Return	Annualized Inception to Date
Institutional Class	15.97%	9.89%	12.48%	5.94%
Class A	15.70%	9.63%	12.20%	5.68%
Class A, with load*	9.66%	7.67%	10.99%	4.62%
Class C	14.82%	8.81%	11.37%	4.89%
S&P Composite 1500 Index	21.79%	14.05%	19.68%	10.98%

For periods ended January 31, 2014. Past performance is not predictive of future performance. Fund commenced operations on September 30, 2008.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

* Refers to the individual maximum sales charge of 5.25%.

Top Ten Equity Holdings — Long

Percentage of Total Investments-Long
1. Alliant Techsystems	1.0%
2. United Therapeutics	0.9%
3. McKesson	0.9%
4. Southwest Airlines	0.9%
5. Cardinal Health	0.9%
6. Harris	0.8%
7. Packaging Corp of America	0.8%
8. Raytheon	0.8%
9. Comcast, Cl A	0.8%
10. Tyson Foods, Cl A	0.8%

Top Ten Equity Holdings — Short

Percentage of Total Investments-Short
1. Royal Gold	3.1%
2. Veeco Instruments	3.0%
3. Ceva	3.0%
4. Stillwater Mining	3.0%
5. American Campus Communities	2.8%
6. Approach Resources	2.8%
7. Francesca’s Holdings	2.8%
8. ESCO Technologies	2.7%
9. Electro Scientific Industries	2.7%
10. Acadia Realty Trust	2.7%

January 31, 2014

At January 31, 2014, Hancock Horizon Diversified International Fund’s (the Fund’s) largest geographic concentrations were in Europe (ex-UK), Asia (ex-Japan), and the United Kingdom, which combined represent approximately 82% of the Fund’s common stock investments. The Fund’s largest sector exposures were in Financials, Health Care, and Energy. The Fund’s returns for the year ended January 31, 2014 were 1.91% for the Institutional Class, 1.63% for the A Class (without load), -3.72% for the Class A class with load, and 0.90% for the C Class. The Fund underperformed its benchmark, the MSCI ACWI ex-U.S. Index, which returned 5.75% during this time period. For the year, international equity markets trailed the robust returns of the U.S. domestic market as improved economic outlook and continued Federal Reserve stimulus drove the U.S. markets. The greatest impact on the Fund’s performance for the year was its exposure to emerging markets, where the Fund has a slight overweight, as they posted a return of -9.85% for the year. As the Federal Reserve fought to keep interest rates low, investors turned to emerging markets for higher returns, strengthening the local currencies and reducing capital costs for these countries. However, as rates began to rise in the U.S., investors reversed course, causing increased volatility and downward pressure on emerging market currencies and securities. Emerging market countries with current account deficits and a dependency on capital inflows have been impacted the most. In addition, during 2013, strikes and political protest negatively impacted countries like Brazil, Turkey, and South Africa. These concerns caused emerging markets to underperform global markets by over 2,200 basis points for the year – one of the largest differentials on record. The underperformance has resulted in valuations that have become increasingly attractive. Developed markets fared better, returning 12.39% for the year. After several years of recession, the European economy stabilized mid-year and began to generate modest, but positive, GDP growth. The European Central Bank assurances regarding the Euro have contributed significantly to investor confidence. In Asia, Japanese equities rallied strongly in response to monetary stimulus that was nearly twice the size of U.S. efforts relative to economic size. This macro-driven momentum was a headwind for the Fund given its underweight to Japanese equities as fundamentally there are still structural issues facing the country from high government debt to an aging population. Stock selection on a country basis remained positive for the year with several names contributing to absolute performance. Spanish holding, Amadeus is a leading transaction processor for the global travel and tourism industry. The company’s Global Distribution Segment provides searchable access from airlines and hotels regarding their available flights and rooms to travel agents and websites like Expedia. Amadeus also acts as an outsourced IT solutions source, scaling its network and infrastructure to meet client IT needs. The company has posted steady revenue growth as management’s focus has been on gaining market share, while maintaining margins through strategic partnerships and acquisitions. In December, the company announced the purchase of Newmarket International, a cloud-based provider of IT services in the hotel industry. Through this acquisition, Amadeus gained further access to capabilities in the hotel space along with the ability to cross-sell services. The share price was up 60% for the year driven by faster growth in its higher margin IT Solutions business which delivers

Management’s Discussion of Fund Performance (unaudited) (continued)

IT infrastructure to airlines through a cloud/software-as-a-service implementation. The company’s prudent deployment of capital and its prospects for future expansion through hotel channels and additional U.S. markets provides a meaningful earnings growth opportunity for the company.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment.

January 31, 2014

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Diversified International Fund, Institutional Class, Class A or Class C, versus the MSCI ACWI ex U.S. Index and the Lipper International Multi-Cap Core Classification

The MSCI ACWI ex U.S. Index is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S. based companies. It includes both developed and emerging markets.

Lipper International Multi-Cap Core Classification invests in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. International multi-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to S&P/Citigroup World ex-US BMI.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings

% of Total Portfolio Investments

	One-Year Return	3-Year Annualized Return	5-Year Annualized Return	Annualized Inception to Date
Institutional Class	1.91%	2.42%	16.70%	7.95%
Class A	1.63%	2.15%	16.41%	7.68%
Class A, with load*	(3.72)%	0.34%	15.15%	6.60%
Class C	0.90%	1.39%	15.54%	6.87%
MSCI ACWI ex U.S. Index	5.75%	3.19%	13.86%	5.85%

For periods ended January 31, 2014. Past performance is not predictive of future performance. Fund commenced operations on September 30, 2008.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

* Refers to the individual maximum sales charge of 5.25%.

Management’s Discussion of Fund Performance (unaudited) (continued)

Country Weightings(1)

United Kingdom	12.8%
China	9.6%
Japan	9.6%
Switzerland	8.3%
Ireland	7.0%
Netherlands	6.0%
Norway	5.9%
Austria	5.3%
South Korea	4.8%
India	3.2%
Sweden	3.0%
Spain	2.9%
Bermuda	2.6%
France	2.5%
Turkey	2.1%
Taiwan	2.0%
Brazil	2.0%
Panama	1.9%
Australia	1.8%
Hong Kong	1.5%
Colombia	1.1%
Czech Republic	1.1%
Canada	1.0%
Indonesia	1.0%
Singapore	1.0%
Total	100.0%

(1) % of Total Portfolio Investments (excluding the Dreyfus Government Cash Management holding and Federal Prime Obligations Fund).

Top Ten Equity Holdings

Percentage of Total Investments
1. Core Laboratories	4.6%
2. ARM Holdings ADR	4.2%
3. Shire	4.1%
4. Denso	3.6%
5. ICICI Bank ADR	3.1%
6. Getinge, Cl B	3.0%
7. DNB	2.8%
8. Amadeus IT Holding, Cl A	2.8%
9. Roche Holding	2.8%
10. ICON	2.7%

January 31, 2014

The Hancock Horizon Louisiana Tax-Free Income Fund (the “Fund”) seeks current income exempt from both federal income tax and Louisiana personal income tax by investing primarily in municipal bonds of Louisiana issuers.

For the year ended January 31, 2014, the Fund generated a total return of -6.44% for the Institutional Class Shares and -6.73% for the Class A Shares (without load). The cumulative inception to date return for the Class C Shares since May 31, 2013 was -5.22%. This compares to -1.07% for the Barclays Municipal Bond Index and -3.66% for the Lipper Other States Municipal Debt Objective.

During this fiscal year, the Fund’s sector allocation emphasized higher yielding Revenue securities with a lesser position in state and local General Obligation bonds. Total General Obligation bonds represented 26.4% of the portfolio while Revenue bonds comprised 73.6% of the Fund. The year ended with the Fund’s average effective maturity1 at 19.12 years and a weighted average effective duration2 of 12.02 years.

The fiscal year ended January 31, 2014 was a volatile year for the bond markets in general and especially for the municipal bonds markets. The year began with significant positive momentum pushing municipal bond prices higher and interest rates lower. The Federal Reserve continued to be the unstoppable force behind the bond market’s momentum by virtue of its “quantitative easing” program. To be clear, the real purpose of all this Federal Reserve market manipulation was not merely low interest rates but ultimately the U.S. employment growth that low interest rates and economic growth would hopefully generate. The Federal Reserve rightfully recognized the political gridlock in

Washington D.C. was a major impediment to economic growth and could possibly have stalled the economy without significant offsetting stimulation. The result of these countervailing forces left income oriented investors with very few options for generating meaningful yield on their investment portfolio and thus many opted for municipal bonds.

In May of 2013, the Federal Reserve did what everyone feared and hinted that a “tapering” of the controversial quantitative easing program was under consideration. The bond markets fearing the worst reacted with a violent selloff which set off a stampede out of municipal bonds funds. When the dust finally cleared in December, interest rates on long municipal bonds had risen by 125 basis points producing a 10% decline in prices.

January of 2014 saw another dramatic market reversal as investors were once again attracted by the safety and higher yield of municipal bonds. In the month of January alone, the Fund Class A Shares enjoyed a positive 4.08% total return (not annualized).

In Louisiana, state and local municipal bond issuers continued to work through the remaining financial challenges wrought by the great recession. Employment gains and better economic growth across the state produced significant improvement in government finances. No longer necessary were the deep cuts in discretionary budgets. There is still much work to be done to strengthen the finances of state and local issuers but the trends continue to move in the right direction.

Looking ahead to 2014, we believe the U.S. economy will continue to grow at the subdued pace of the last few years. Municipal issuers will likely show improvement on their balance sheets and overall credit quality. The Louisiana tax exempt municipal

Management’s Discussion of Fund Performance (unaudited) (continued)

market offers good value relative to other investment grade quality taxable fixed income securities. With few tax-advantaged options still available to high tax bracket investors, municipal bonds remain one of the best options for income and quality.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment.

[1]	Average effective maturity is a weighted average of all the maturities of the bonds in a portfolio, computed by weighting each bond’s effective maturity by the market value of the security.
[2]	Average effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates.

January 31, 2014

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Louisiana Tax-Free Income Fund, Institutional Class or Class A, versus the Barclays Municipal Bond Index, and the Lipper Other States Municipal Funds Classification

The Barclays Municipal Bond Index is a widely-recognized index of municipal bonds with maturities of at least one year.

Lipper Other States Municipal Funds Classification: Funds that invest in municipal debt issues with dollar weighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis.

The performance data quoted represents past performance and the investment return and principal value of an investment may fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

	One-Year Return	Inception to Date
Institutional Class	(6.44)%	5.02% (1)
Class A	(6.73)%	4.74% (1)
Class A, with load*	(10.45)%	3.31% (1)
Class C	n/a	(5.22)% (2)
Barclays Municipal Bond Index	(1.07)%	5.80%

For periods ended January 31, 2014. Past performance is not predictive of future performance. Fund commenced operations on February 1, 2011.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

*Refers to the individual maximum sales charge of 4.00%.

(1)	Annualized
(2)	Class C commenced operations May 31, 2013. Returns shown are cumulative since inception. The performance graph for Class C is not shown due to insufficient performance data. Performance for Class C would be different due to differences in fee structures.

n /a — not applicable

Sector Weightings

% of Total Portfolio Investments

Management’s Discussion of Fund Performance (unaudited) (continued)

Credit Quality Ratings

Moody’s

S&P

January 31, 2014

The Mississippi Tax-Free Income Fund (the “Fund”) seeks current income exempt from both federal income tax and Mississippi personal income tax by investing primarily in municipal bonds of Mississippi issuers.

For the year ended January 31, 2014, the Fund generated a total return of -6.28% for the Institutional Class Shares and -6.51% for the Class A Shares (without load). The cumulative inception to date return for the Class C Shares since May 31, 2013 was -5.34%. This compares to -1.07% for the Barclays Municipal Bond Index and -3.66% for the Lipper Other States Municipal Debt Objective.

During this fiscal year, the Fund’s sector allocation emphasized higher yielding Revenue securities with a lesser position in state and local General Obligation bonds. Total General Obligation bonds represented 28.0% of the portfolio while Revenue bonds comprised 72.0% of the Fund. The year ended with the Fund’s average effective maturity1 at 17.34 years and a weighted average effective duration2 of 11.29 years.

The fiscal year ended January 31, 2014 was a volatile year for the bond markets in general and especially for the municipal bonds markets. The year began with significant positive momentum pushing municipal bond prices higher and interest rates lower. The Federal Reserve continued to be the unstoppable force behind the bond market’s momentum by virtue of its “quantitative easing” program. To be clear, the real purpose of all this Federal Reserve market manipulation was not merely low interest rates but ultimately the U.S. employment growth that low interest rates and economic growth would hopefully generate. The Federal Reserve rightfully recognized the political gridlock in Washington D.C. was a major impediment to economic growth and could possibly have stalled the economy without significant offsetting stimulation. The result of these countervailing forces left income oriented investors with very few options for generating meaningful yield on their investment portfolio and thus many opted for municipal bonds.

In May of 2013, the Federal Reserve did what everyone feared and hinted that a “tapering” of the controversial quantitative easing program was under consideration. The bond markets fearing the worst reacted with a violent selloff which set off a stampede out of municipal bonds funds. When the dust finally cleared in December, interest rates on long municipal bonds had risen by 125 basis points producing a 10% decline in prices.

January of 2014 saw another dramatic market reversal as investors were once again attracted by the safety and higher yield of municipal bonds. In the month of January alone, the Fund Class A Shares enjoyed a positive 3.50% total return (not annualized).

In Mississippi, state and local municipal bond issuers continued to work through the remaining financial challenges wrought by the great recession. Employment gains and better economic growth across the state produced meaningful improvement in government finances. No longer necessary were the deep cuts in discretionary budgets. There is still much work to be done to strengthen the finances of state and local issuers but the trends continue to move in the right direction.

Looking ahead to 2014, we believe the U.S. economy will continue to grow at the subdued pace of the last few years. Municipal issuers will likely show improvement on their balance sheets and overall credit quality. With few tax-advantaged options still available to high tax bracket investors, we believe

Management’s Discussion of Fund Performance (unaudited) (continued)

municipal bonds remain one of the best options for income and quality.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment.

[1]	Average effective maturity is a weighted average of all the maturities of the bonds in a portfolio, computed by weighting each bond’s effective maturity by the market value of the security.
[2]	Average effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates.

January 31, 2014

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Mississippi Tax-Free Income Fund, Institutional Class or Class A, versus the Barclays Municipal Bond Index, and the Lipper Other States Municipal Funds Classification

The Barclays Municipal Bond Index is a widely-recognized index of municipal bonds with maturities of at least one year.

Lipper Other States Municipal Funds Classification: Funds that invest in municipal debt issues with dollar weighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis.

The performance data quoted represents past performance and the investment return and principal value of an investment may fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

	One-Year Return	Inception to Date
Institutional Class	(6.28)%	4.85% (1)
Class A	(6.51)%	4.60% (1)
Class A, with load*	(10.27)%	3.17% (1)
Class C	n/a	(5.34)% (2)
Barclays Municipal Bond Index	(1.07)%	5.80%

For periods ended January 31, 2014. Past performance is not predictive of future performance. Fund commenced operations on February 1, 2011.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

*Refers to the individual maximum sales charge of 4.00%.

(1)	Annualized
(2)	Class C commenced operations May 31, 2013. Returns shown are cumulative since inception. The performance graph for Class C is not shown due to insufficient performance data. Performance for Class C would be different due to differences in fee structures.

n/a — not applicable

Sector Weightings

% of Total Portfolio Investments

Management’s Discussion of Fund Performance (unaudited) (continued)

Credit Quality Ratings

Moody’s

S&P

January 31, 2014

The Hancock Horizon Diversified Income Fund (the “Fund”) seeks to maximize current income, and secondarily long-term capital appreciation using a multi-asset class portfolio structure.

Horizon Advisers employs quantitative methods of analysis in our investment decision making. Optimization techniques are applied to a broad array of what are considered to be non-traditional asset classes. For example, but not limited to, the asset classes used are High Yield Bonds, Master Limited Partnerships (“MLPs”), Preferred Stocks, Real Estate Investment Trusts (“REITs”) and above average Dividend Yielding Stocks. Our analysis uses historical data as well as estimate data to determine the optimal portfolio allocation across asset classes that minimizes risk while maximizing total return and income yield.

At January 31, 2014, investments among the various strategic asset classes represented 98.8% of the Diversified Income Fund’s net assets. The investment allocations for the various asset classes were as follows: 35.6% to high yield bonds, 24.5% to MLPs, 21.1% to preferred stocks, 3.1% to dividend yielding stocks, 9.9% to REITs, 4.7% to senior bank loans, and 1.1% cash.

The allocation to strategic asset classes over the course of the year did not change significantly, as interest rates remained relatively unchanged except for the spike that occurred in the spring when the Federal Reserve announced that it would begin tapering their quantitative easing program in the future. The Fund performed as expected with a risk versus return profile falling in between a bond fund and stock fund.

The total return for the past year ended January 31, 2014 was 5.06% for the Institutional Class, 4.87% for Class A (without load), and 4.00% for Class C shares. The 30-day income yield for the Institutional Class was 5.40%, 4.93% for the Class A, and 4.41% for the Class C shares. The total return of the Fund’s benchmark, a 50/50 mix of the Dow Jones Select Dividend Index and the Barclays Intermediate U.S. Aggregate Index, for the same period was 9.95%.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment.

Management’s Discussion of Fund Performance (unaudited) (concluded)

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Diversified Income Fund, Institutional Class, Class A or Class C, versus the 50/50 Hybrid of the Dow Jones U.S. Select Dividend Index & Barclays Intermediate Aggregate Index, the Dow Jones U.S. Select Dividend Index, the Barclays Intermediate U.S. Aggregate Index, and the Lipper Global Flexible Portfolio Funds Classification.

The Dow Jones U.S. Select Dividend Index represents U.S. dividend paying companies that have nonnegative historical dividend per share growth rate, a five year dividend to earnings-per-share ratio of less than or equal to 60%, paid dividends in each of the previous five years, and a three month average daily trading volume of 200,000 shares.

The Barclays Intermediate U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings

% of Total Portfolio Investments

	One-Year Return	Annualized Inception to Date
Institutional Class	5.06%	7.14%
Class A	4.87%	6.95%
Class A, with load*	0.41%	3.53%
Class C	4.00%	6.13%
50/50 Hybrid of the Dow Jones U.S. Select Dividend Index and Barclays Intermediate U.S. Aggregate Index	9.95%	9.29%

For periods ended January 31, 2014. Past performance is not predictive of future performance. Fund commenced operations on September 26, 2012.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

* Refers to the individual maximum sales charge of 4.25%.

Disclosure of Fund Expenses (unaudited)	January 31, 2014

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, 12b-1 fees, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund return — This section helps you to estimate the actual expenses that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses your Fund incurred over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under the “Expenses Paid During Period” column.

• Hypothetical 5% return — This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment. Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. If these transactional costs were included, your cost would have been higher.

Disclosure of Fund Expenses (unaudited) (concluded)

	Beginning Account Value 8/1/2013	Ending Account Value 1/31/2014	Annualized Expense Ratios	Expenses Paid During Period*
Government Money Market Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,000.10	0.06%	$0.30
Institutional Sweep Class	1,000.00	1,000.10	0.06%	0.30
Class A	1,000.00	1,000.10	0.06%	0.30

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,024.90	0.06%	$0.31
Institutional Sweep Class	1,000.00	1,024.90	0.06%	0.31
Class A	1,000.00	1,024.90	0.06%	0.31

Core Bond Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,017.10	0.75%	$3.81
Class A	1,000.00	1,015.20	1.00%	5.08
Class C	1,000.00	1,011.40	1.75%	8.87

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,021.42	0.75%	$3.82
Class A	1,000.00	1,020.16	1.00%	5.09
Class C	1,000.00	1,016.38	1.75%	8.89

Value Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,068.00	0.99%	$5.16
Class A	1,000.00	1,066.60	1.24%	6.46
Class C	1,000.00	1,062.60	1.98%	10.29

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.21	0.99%	$5.04
Class A	1,000.00	1,018.95	1.24%	6.31
Class C	1,000.00	1,015.22	1.98%	10.06

Growth Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,096.70	1.01%	$5.34
Class A	1,000.00	1,095.90	1.26%	6.66
Class C	1,000.00	1,091.30	2.01%	10.60

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.11	1.01%	$5.14
Class A	1,000.00	1,018.85	1.26%	6.41
Class C	1,000.00	1,015.07	2.01%	10.21

Burkenroad Small Cap Fund
Actual Fund Return
Class A	$1,000.00	$1,065.00	1.40%	$7.29
Class D	1,000.00	1,063.80	1.65%	8.58

Hypothetical 5% Return
Class A	$1,000.00	$1,018.15	1.40%	$7.12
Class D	1,000.00	1,016.89	1.65%	8.39

Quantitative Long/Short Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,035.50	1.67%	$8.57
Class A	1,000.00	1,034.10	1.90%	9.74
Class C	1,000.00	1,030.20	2.61%	13.36

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,016.79	1.67%	$8.49
Class A	1,000.00	1,015.63	1.90%	9.65
Class C	1,000.00	1,012.05	2.61%	13.24

	Beginning Account Value 8/1/2013	Ending Account Value 1/31/2014	Annualized Expense Ratios		Expenses Paid During Period*
Diversified International Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,043.70	1.22%		$6.28
Class A	1,000.00	1,042.40	1.47%		7.57
Class C	1,000.00	1,038.50	2.22%		11.41
Hypothetical 5% Return
Institutional Class	$1,000.00	$1,019.06	1.22%		$6.21
Class A	1,000.00	1,017.80	1.47%		7.48
Class C	1,000.00	1,014.01	2.22%		11.27

Louisiana Tax-Free Income Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,043.00	0.75%		$3.86
Class A	1,000.00	1,041.00	1.00%		5.14
Class C	1,000.00	1,042.40	0.00	%(2)	0.00
Hypothetical 5% Return
Institutional Class	$1,000.00	$1,021.42	0.75%		$3.82
Class A	1,000.00	1,020.16	1.00%		5.09
Class C	1,000.00	1,016.38	1.75	%(1)	8.89

Mississippi Tax-Free Income Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,029.40	0.75%		$3.84
Class A	1,000.00	1,028.10	1.00%		5.11
Class C	1,000.00	1,029.40	0.00	%(2)	0.00
Hypothetical 5% Return
Institutional Class	$1,000.00	$1,021.42	0.75%		$3.82
Class A	1,000.00	1,020.16	1.00%		5.09
Class C	1,000.00	1,016.38	1.75	%(1)	8.89

Diversified Income Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,021.10	0.90%		$4.58
Class A	1,000.00	1,019.80	1.15%		5.85
Class C	1,000.00	1,015.40	1.90%		9.65
Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.67	0.90%		$4.58
Class A	1,000.00	1,019.41	1.15%		5.85
Class C	1,000.00	1,015.63	1.90%		9.65

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Beginning Account Value 12/31/2013	Ending Account Value 1/31/2014	Annualized Expense Ratios		Expenses Paid During Period
U.S. Small Cap Fund
Actual Fund Return
Institutional Class	$1,000.00	$954.70	1.10%		$0.91	†
Class A	1,000.00	954.70	1.31%		1.09	†
Class C	1,000.00	954.70	0.12%		0.10	†
Hypothetical 5% Return
Institutional Class	$1,000.00	$1,019.66	1.10%		$5.60	*
Class A	1,000.00	1,018.60	1.31%		6.67	*
Class C	1,000.00	1,014.62	2.10	%(1)	10.66	*

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
†	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 31/365 (to reflect the period from inception to date).
(1)	The share class is expected to run at the expense limit of 1.75% , 1.75% and 2.10%, respectively, when assets are contributed.
(2)	There were no expenses accrued in the period due to low average net assets relative to the other classes of the Fund.

Schedules of Investments	January 31, 2014

Government Money Market Fund

Description	Face Amount (000)	Value (000)
U.S. Government Agency Obligations — 59.3%
FFCB (A)
0.116%, 03/18/14	$30,000	$30,000
0.080%, 11/24/14	20,000	20,000
FHLB
0.099%, 02/12/14 (A)	25,000	25,000
0.080%, 03/07/14 (B)	15,000	14,999
0.095%, 04/02/14 (B)	20,000	19,997
0.087%, 08/22/14 (A)	15,000	14,998
FHLMC
0.049%, 02/20/14 (B)	16,500	16,499
FNMA
0.063%, 03/24/14 (B)	15,000	14,999
0.137%, 06/20/14 (A)	30,000	30,005
1.125%, 06/27/14	30,000	30,125
Total U.S. Government Agency Obligations (Cost $216,622 (000))		216,622

Description	Face Amount (000)	Value (000)
Repurchase Agreements (C) — 40.7%
Deutsche Bank Securities 0.020%, dated 01/31/14, to be repurchased on 02/03/14, repurchase price $63,671,151 (collateralized by various FNMA obligations, par values ranging from $160,000 to $36,325,000, 0.000% to 3.060%, 03/14/14 to 09/15/29, with total market value $64,945,600)	$63,671	$63,671
South Street Securities 0.050%, dated 01/31/14, to be repurchased on 02/03/14, repurchase price $85,000,354 (collateralized by various FNMA obligations, par values ranging from $27,897 to $35,590,541, 1.339% to 7.500%, 08/01/14 to 05/01/43, with total market value $86,700,001)	85,000	85,000
Total Repurchase Agreements (Cost $148,671 (000))		148,671
Total Investments — 100.0% (Cost $365,293 (000))		$365,293

Percentages are based on net assets of $365,320 (000).

(A)	Variable Rate Security – The rate reported is the rate in effect at January 31, 2014.
(B)	Discount Note – The rate reported is the effective yield at time of purchase.
(C)	Tri-party Repurchase Agreements.

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

The accompanying notes are an integral part of the financial statements.

Schedules of Investments

Core Bond Fund

Description	Face Amount (000)	Value (000)
Corporate Bonds — 46.9%
Aerospace & Defense — 1.7%
Honeywell International
5.300%, 03/01/18	$1,400	$1,599
Rockwell Collins (A)
0.593%, 12/15/16	2,000	2,000
United Technologies
4.500%, 04/15/20	1,000	1,112
Total Aerospace & Defense		4,711
Banks — 5.8%
Bank of America MTN (A)
1.316%, 03/22/18	2,000	2,026
Branch Banking & Trust (A)
0.668%, 12/01/16	2,500	2,499
General Electric Capital MTN
0.839%, 01/08/16 (A)	1,000	1,007
0.508%, 08/07/18 (A)	5,000	4,916
JPMorgan Chase (A)
1.139%, 01/25/18	1,000	1,012
Toronto-Dominion Bank MTN (A)
0.702%, 09/09/16	5,000	5,014
Total Banks		16,474
Building & Construction — 0.6%
CRH America
8.125%, 07/15/18	1,300	1,610
Total Building & Construction		1,610
Casinos & Gambling — 0.1%
Caesars Entertainment Operating
11.250%, 06/01/17	350	356
Total Casinos & Gambling		356
Chemicals — 2.5%
Dow Chemical
4.250%, 11/15/20	1,000	1,063
LyondellBasell
5.000%, 04/15/19	5,000	5,598
Sherwin-Williams
3.125%, 12/15/14	500	511
Total Chemicals		7,172

Description	Face Amount (000)	Value (000)
Electrical Utilities — 1.1%
Georgia Power (A)
0.641%, 08/15/16	$2,000	$2,001
Gulf Power
3.100%, 05/15/22	1,250	1,240
Total Electrical Utilities		3,241
Entertainment — 3.4%
DIRECTV Holdings
5.200%, 03/15/20	1,500	1,654
Viacom
5.625%, 09/15/19	1,500	1,722
4.500%, 03/01/21	5,000	5,361
3.875%, 12/15/21	1,000	1,020
Total Entertainment		9,757
Financial Services — 18.5%
American Honda Finance (A)
0.740%, 10/07/16	2,000	2,014
American Honda Finance
3.500%, 03/16/15 (B)	500	516
1.500%, 09/11/17 (B)	2,000	1,997
BP Capital Markets
0.876%, 09/26/18 (A)	3,550	3,569
0.658%, 11/07/16 (A)	2,000	2,012
Daimler Finance North America
1.020%, 04/10/14 (A)(B)	4,000	4,006
0.842%, 01/09/15 (A)(B)	2,000	2,007
Ford Motor Credit
3.000%, 06/12/17	3,000	3,119
1.489%, 05/09/16 (A)	2,405	2,444
Goldman Sachs Group (A)
1.436%, 04/30/18	3,000	3,032
Goldman Sachs Group MTN
6.000%, 06/15/20	2,000	2,305
John Deere Capital MTN
2.800%, 09/18/17	1,350	1,420
1.300%, 03/12/18	1,000	986
Morgan Stanley MTN
5.550%, 04/27/17	970	1,087
1.519%, 04/25/18 (A)	3,000	3,047
Rio Tinto Finance USA
3.500%, 11/02/20	3,000	3,075
Total Capital International (A)
0.809%, 08/10/18	3,108	3,125
Ventas Realty REIT
2.700%, 04/01/20	7,000	6,788

Schedules of Investments	January 31, 2014

Core Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Financial Services (continued)
Wachovia (A)
0.513%, 06/15/17	$5,000	$4,975
WEA Finance (B)
3.375%, 10/03/22	1,000	971
Total Financial Services		52,495
Food, Beverage & Tobacco — 1.5%
Coca-Cola
3.300%, 09/01/21	1,000	1,034
1.150%, 04/01/18	2,000	1,969
PepsiCo
3.100%, 01/15/15	250	257
SABMiller Holdings (A)(B)
0.932%, 08/01/18	1,000	1,005
Total Food, Beverage & Tobacco		4,265
Gas & Natural Gas — 2.1%
Enbridge Energy Partners
6.500%, 04/15/18	5,125	6,011
Total Gas & Natural Gas		6,011
Industrials — 0.6%
General Electric Capital MTN (A)
1.039%, 04/15/20	1,745	1,737
Total Industrials		1,737
Insurance — 2.2%
American International Group
4.875%, 06/01/22	4,500	4,897
MetLife Institutional Funding II (A)(B)
0.613%, 01/06/15	1,300	1,304
Total Insurance		6,201
Manufacturing — 0.2%
ConAgra Foods
1.900%, 01/25/18	500	498
Total Manufacturing		498
Medical Products & Services — 0.6%
Humana
7.200%, 06/15/18	1,425	1,714
Total Medical Products & Services		1,714

Description	Face Amount (000)	Value (000)
Metals & Mining — 1.9%
Freeport-McMoRan Copper & Gold
3.550%, 03/01/22	$4,500	$4,306
2.375%, 03/15/18	1,000	1,002
Total Metals & Mining		5,308
Petroleum & Fuel Products — 0.7%
Devon Energy (A)
0.781%, 12/15/16	2,000	2,002
Total Petroleum & Fuel Products		2,002
Retail — 0.6%
Target
5.375%, 05/01/17	1,000	1,128
Yum! Brands
6.250%, 04/15/16	500	553
Total Retail		1,681
Telephones & Telecommunication — 1.4%
AT&T
5.800%, 02/15/19	2,800	3,257
Clear Channel Communications
4.900%, 05/15/15	350	339
GTE
6.840%, 04/15/18	445	522
Total Telephones & Telecommunication		4,118
Transportation Services — 1.4%
CSX
3.700%, 10/30/20	2,000	2,098
PACCAR Financial MTN (A)
0.842%, 12/06/18	1,000	1,004
United Parcel Service
3.875%, 04/01/14	1,000	1,005
Total Transportation Services		4,107
Total Corporate Bonds (Cost $131,733 (000))		133,458
Municipal Bonds — 17.2%
Arkansas State, Development Finance Authority, RB
5.210%, 04/01/23	1,020	1,106
Birmingham Water Works Board, Ser A, RB
3.875%, 01/01/32	2,000	1,902
Borough of North Slope Alaska, GO
5.126%, 06/30/20	1,000	1,111
City & County of San Francisco, California, GO
4.600%, 06/15/20	1,000	1,100

Schedules of Investments

Core Bond Fund (continued)

Description	Face Amount (000)	Value (000)
City of Austin Texas, RB
5.086%, 11/15/25	$500	$533
City of Cape Coral, Florida, RB
6.369%, 10/01/24	1,500	1,600
City of Dallas, Texas, GO
4.660%, 02/15/24	1,000	1,077
City of Dallas, Texas, GO
4.589%, 02/15/21	1,000	1,118
4.489%, 02/15/20	500	559
4.389%, 02/15/19	500	556
City of Lafayette, Louisiana, Ser A, RB, AGM
7.230%, 03/01/34	1,000	1,023
City of New Orleans Louisiana, GO
2.123%, 09/01/17	2,190	2,172
City of New York, New York, Sub-Ser G-2, GO
3.500%, 03/01/16	1,500	1,584
Clark County School District Finance, RB
5.200%, 06/01/26	2,000	2,090
County of Cumberland North Carolina, RB
6.100%, 11/01/25	1,000	1,164
County of Guilford, North Carolina, GO
4.641%, 08/01/22	1,000	1,119
County of Pierce, Washington, GO
4.700%, 08/01/21	1,085	1,182
County of St. Louis, Missouri, RB
5.200%, 12/01/28	2,000	2,111
East Baton Rouge, Louisiana, Sewerage Commission, RB
3.543%, 02/01/16	1,000	1,031
Florida State Board of Education, Lottery Revenue, RB
5.541%, 07/01/21	1,000	1,113
5.391%, 07/01/20	400	448
Florida State Board of Education, Ser G, GO
4.650%, 06/01/20	1,500	1,626
JEA, Florida Bulk Power Supply System, RB
4.900%, 10/01/20	1,000	1,101
Jefferson & Madison Counties, Idaho, Joint School District No. 251 Rigby, GO
5.250%, 09/01/26	1,830	1,898
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, AGM
6.080%, 12/15/25	2,500	2,746
Macomb Interceptor Drain District, Michigan, GO
4.250%, 05/01/21	1,500	1,529

Description	Face Amount (000)	Value (000)
Metropolitan Transportation Authority, RB
4.546%, 11/15/17	$1,000	$1,093
Pennsylvania State, GO
4.450%, 02/15/20	1,500	1,638
Rollins College, RB, AGM
5.750%, 12/01/20	1,500	1,644
State of California, GO
5.250%, 08/01/38	1,000	1,065
State of Louisiana, Ser B, GO
2.000%, 05/15/20	6,000	5,776
State of Louisiana, Ser D, GO
2.269%, 07/15/20	1,000	972
State of Mississippi, GO
1.351%, 11/01/17	1,000	999
State of Rhode Island, GO
4.663%, 04/01/21	1,000	1,066
Total Municipal Bonds (Cost $46,788 (000))		48,852
U.S. Government Mortgage-Backed Obligations — 13.9%
FHLMC
7.000%, 04/01/15	1	1
5.500%, 08/01/21	167	182
5.500%, 10/01/36	129	141
5.000%, 10/01/16	72	77
5.000%, 04/01/22	168	182
5.000%, 04/01/23	73	79
4.500%, 05/01/24	175	187
3.000%, 12/01/26	4,067	4,195
FNMA
6.500%, 01/01/32	66	74
6.000%, 08/01/35	317	354
6.000%, 05/01/36	132	147
6.000%, 07/01/36	46	51
5.500%, 06/01/25	333	369
5.500%, 10/01/34	95	105
5.500%, 01/01/36	82	90
5.500%, 02/01/36	127	139
5.500%, 04/01/36	74	81
5.000%, 10/01/18	83	89
5.000%, 12/01/18	82	88
5.000%, 11/01/21	129	139
5.000%, 05/01/38	350	382
4.500%, 07/01/18	119	127
4.500%, 07/01/24	532	570
4.000%, 04/01/31	1,719	1,828
4.000%, 09/01/31	2,961	3,149
3.500%, 09/01/25	1,346	1,420

Schedules of Investments	January 31, 2014

Core Bond Fund (concluded)

Description	Face Amount (000)	Value (000)
3.500%, 06/01/26	$2,069	$2,183
3.500%, 12/01/31	3,039	3,159
3.500%, 02/01/32	4,009	4,166
3.500%, 12/01/41	3,088	3,136
3.000%, 10/01/21	506	529
2.500%, 04/25/31	3,431	3,398
2.000%, 06/25/30	4,302	4,204
2.000%, 08/25/36	1,729	1,712
GNMA
7.500%, 12/20/29	1	2
6.500%, 03/15/31	8	8
6.500%, 07/15/31	308	347
6.000%, 05/15/28	1	1
6.000%, 09/15/34	198	220
6.000%, 11/15/34	45	51
6.000%, 12/15/34	79	91
5.500%, 01/15/36	570	633
5.500%, 04/15/36	270	300
5.000%, 09/15/17	56	61
5.000%, 12/15/17	63	68
5.000%, 10/15/18	9	10
5.000%, 11/15/18	6	7
5.000%, 01/15/19	165	178
5.000%, 03/15/33	13	15
5.000%, 04/15/33	6	7
5.000%, 06/15/33	37	41
5.000%, 04/15/38	392	430
4.500%, 02/15/20	210	224
Total U.S. Government Mortgage-Backed Obligations (Cost $38,600 (000))		39,427
U.S. Government Agency Obligations — 7.1%
FFCB
5.540%, 11/07/16	1,500	1,694
4.450%, 06/01/15	2,500	2,639
FHLB
5.000%, 12/09/16	1,000	1,121
2.750%, 03/13/15	1,750	1,800
FHLMC
5.250%, 04/18/16	1,000	1,104
3.500%, 05/15/25	4,062	4,245
0.625%, 12/29/14	7,000	7,030
FNMA
5.000%, 02/13/17	500	563
Total U.S. Government Agency Obligations (Cost $19,360 (000))		20,196

Description	Shares/Face Amount (000)	Value (000)
Registered Investment Companies — 4.9%
Exchange Traded Funds — 1.5%
iShares iBoxx High Yield Fund	20,000	$1,865
iShares iBoxx Investment Grade Corporate Bond Fund	20,000	2,327
Total Exchange Traded Funds		4,192
Open-End Fund — 3.4%
BlackRock High Yield Portfolio, Institutional Class	1,169,629	9,626
Total Open-End Fund		9,626
Total Registered Investment Companies (Cost $12,941 (000))		13,818
Asset-Backed Security (A) — 1.1%
Ford Credit Floorplan Master Owner Trust
0.540%, 01/15/18	$3,000	3,004
Total Asset-Backed Security (Cost $3,000 (000))		3,004
Cash Equivalent (C) — 8.3%
Federated Prime Obligations
Fund, Cl I, 0.030%	23,542,472	23,542
Total Cash Equivalent (Cost $23,542 (000))		23,542
Total Investments — 99.4% (Cost $275,964 (000))		$282,297

Percentages are based on net assets of $284,115 (000).

(A)	Variable Rate Security – The rate reported is the rate in effect at January 31, 2014.
(B)	144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On January 31, 2014, the value of these securities amounted to $11,806 (000s), representing 4.2% of the net assets.
(C)	The rate reported is the 7-day effective yield as of January 31, 2014.

AGM — Assured Guaranty Municipal

Cl — Class

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

MTN — Medium Term Note

RB — Revenue Bond

REIT — Real Estate Investment Trust

Ser — Series

The accompanying notes are an integral part of the financial statements.

Schedules of Investments

Value Fund

Description	Shares	Value (000)
Common Stock — 98.2%
Aerospace & Defense — 5.1%
Alliant Techsystems	23,000	$3,305
Esterline Technologies *	32,000	3,295
Northrop Grumman	24,000	2,773
Total Aerospace & Defense		9,373
Automotive — 4.2%
AutoNation *	53,000	2,618
Ford Motor	163,000	2,438
Johnson Controls	60,000	2,767
Total Automotive		7,823
Banks — 9.2%
Citigroup	55,000	2,609
Fifth Third Bancorp	145,000	3,048
PNC Financial Services Group	35,000	2,796
Regions Financial	290,000	2,949
SunTrust Banks	75,000	2,776
Wells Fargo	65,000	2,947
Total Banks		17,125
Broadcasting, Newspapers & Advertising — 1.5%
Gannett	100,000	2,753
Total Broadcasting, Newspapers & Advertising		2,753
Cable/Media — 1.6%
CBS, Cl B	50,000	2,936
Total Cable/Media		2,936
Chemicals — 1.5%
Eastman Chemical	35,000	2,729
Total Chemicals		2,729
Computers & Services — 6.1%
Corning	165,000	2,839
SanDisk	42,000	2,921
Seagate Technology	52,000	2,749
Total System Services	94,000	2,809
Total Computers & Services		11,318
Containers & Packaging — 1.5%
Owens-Illinois *	87,000	2,787
Total Containers & Packaging		2,787
Drug Retail — 3.1%
CVS Caremark	45,000	3,047
Walgreen	47,000	2,696
Total Drug Retail		5,743

Description	Shares	Value (000)
Electrical Utilities — 3.0%
AES	200,000	$2,812
Public Service Enterprise	80,000	2,667
Total Electrical Utilities		5,479
Electronic Components & Equipment — 1.5%
Arrow Electronics *	55,000	2,826
Total Electronic Components & Equipment		2,826
Engineering Services — 2.8%
AECOM Technology *	95,000	2,723
URS	49,000	2,460
Total Engineering Services		5,183
Entertainment — 1.6%
Walt Disney	40,000	2,905
Total Entertainment		2,905
Financial Services — 4.2%
Ameriprise Financial	23,000	2,430
Discover Financial Services	50,000	2,682
NASDAQ OMX Group	72,000	2,747
Total Financial Services		7,859
Food, Beverage & Tobacco — 1.4%
Molson Coors Brewing, Cl B	48,000	2,526
Total Food, Beverage & Tobacco		2,526
Information Technology — 1.4%
CA	81,000	2,598
Total Information Technology		2,598
Insurance — 12.8%
ACE	25,000	2,345
Allstate	54,000	2,765
American Financial Group	49,000	2,691
Chubb	29,000	2,452
Everest Re Group	19,000	2,750
Lincoln National	51,000	2,450
Reinsurance Group of America, Cl A	38,000	2,838
Torchmark	36,000	2,705
Unum Group	86,000	2,769
Total Insurance		23,765
Machinery — 4.1%
AGCO	46,000	2,453
Crane	43,000	2,716
Kennametal	55,000	2,384
Total Machinery		7,553

Schedules of Investments	January 31, 2014

Value Fund (concluded)

Description	Shares	Value (000)
Managed Health Care — 2.8%
Aetna	40,000	$2,733
UnitedHealth Group	35,000	2,530
Total Managed Health Care		5,263
Medical Products & Services — 4.7%
Medtronic	52,000	2,941
Omnicare	48,000	2,998
Universal Health Services, Cl B	35,000	2,871
Total Medical Products & Services		8,810
Metals & Mining — 1.4%
Reliance Steel & Aluminum	38,000	2,658
Total Metals & Mining		2,658
Paper & Paper Products — 1.2%
Rock Tenn, Cl A	22,000	2,233
Total Paper & Paper Products		2,233
Petroleum & Fuel Products — 9.9%
Chevron	22,000	2,456
Denbury Resources	170,000	2,732
Ensco, Cl A	45,000	2,267
Helmerich & Payne	35,000	3,081
Marathon Oil	81,000	2,656
National Oilwell Varco	33,000	2,475
Occidental Petroleum	30,000	2,627
Total Petroleum & Fuel Products		18,294
Petroleum Refining — 1.4%
Marathon Petroleum	30,000	2,612
Total Petroleum Refining		2,612
Pharmaceuticals — 1.6%
McKesson	17,000	2,965
Total Pharmaceuticals		2,965

Description	Shares	Value (000)
Printing & Publishing — 1.5%
Xerox	255,000	$2,767
Total Printing & Publishing		2,767
Retail — 4.2%
GameStop, Cl A	50,000	1,754
Hanesbrands	43,000	3,059
Signet Jewelers	37,000	2,943
Total Retail		7,756
Telephones & Telecommunication — 1.4%
AT&T	80,000	2,666
Total Telephones & Telecommunication		2,666
Transportation Services — 1.5%
CSX	105,000	2,825
Total Transportation Services		2,825
Total Common Stock (Cost $138,926 (000))		182,130
Cash Equivalent (A) — 1.9%
Federated Prime Obligations Fund, Cl I, 0.030%	3,574,708	3,575
Total Cash Equivalent (Cost $3,575 (000))		3,575
Total Investments — 100.1% (Cost $142,501 (000))		$185,705

Percentages are based on net assets of $185,439 (000).

*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of January 31, 2014.

Cl — Class

The accompanying notes are an integral part of the financial statements.

Schedules of Investments

Growth Fund

Description	Shares	Value (000)
Common Stock — 98.6%
Aerospace & Defense — 1.4%
Boeing	15,000	$1,879
Total Aerospace & Defense		1,879
Airlines — 1.7%
Southwest Airlines	111,000	2,325
Total Airlines		2,325
Automotive — 6.3%
AutoZone *	4,000	1,980
BorgWarner	38,000	2,041
Gentex	72,000	2,332
O’Reilly Automotive *	16,000	2,096
Total Automotive		8,449
Banks — 7.6%
Bank of New York Mellon	60,000	1,918
Huntington Bancshares	220,000	1,995
KeyCorp	160,000	2,042
Signature Bank NY *	18,000	2,197
US Bancorp	51,000	2,026
Total Banks		10,178
Broadcasting, Newspapers and Advertising — 1.4%
Scripps Networks Interactive, Cl A	25,000	1,813
Total Broadcasting, Newspapers and Advertising		1,813
Cable/Media — 3.1%
AMC Networks, Cl A *	30,000	1,933
Comcast, Cl A	42,000	2,287
Total Cable/Media		4,220
Chemicals — 1.4%
PPG Industries	10,000	1,824
Total Chemicals		1,824
Computer Software — 1.3%
Mentor Graphics	83,000	1,726
Total Computer Software		1,726
Computers & Services — 7.1%
Apple	3,000	1,502
CoreLogic *	57,000	1,816
F5 Networks *	21,000	2,247
NCR *	55,000	1,935
Western Digital	24,000	2,068
Total Computers & Services		9,568

Description	Shares	Value (000)
Data Processing & Outsourced Services — 4.6%
Computer Sciences	38,000	$2,296
Dun & Bradstreet	16,000	1,760
Fiserv *	38,000	2,130
Total Data Processing & Outsourced Services		6,186
E-Commerce — 1.5%
priceline.com *	1,800	2,061
Total E-Commerce		2,061
Entertainment — 5.3%
Bally Technologies *	25,000	1,833
Time Warner	29,000	1,822
Twenty-First Century Fox, Cl A	53,000	1,687
Viacom, Cl B	22,000	1,806
Total Entertainment		7,148
Financial Services — 5.8%
American Express	23,000	1,956
BlackRock, Cl A	7,000	2,103
Franklin Resources	36,000	1,872
IntercontinentalExchange Group	9,000	1,879
Total Financial Services		7,810
Food, Beverage & Tobacco — 1.7%
Constellation Brands, Cl A *	30,000	2,300
Total Food, Beverage & Tobacco		2,300
Hotels & Lodging — 1.6%
Wyndham Worldwide	30,000	2,128
Total Hotels & Lodging		2,128
Hotels, Resorts & Cruise Lines — 1.5%
Marriott International, Cl A	41,000	2,021
Total Hotels, Resorts & Cruise Lines		2,021
Household Products — 3.1%
Jarden *	35,000	2,116
Snap-on	20,000	2,003
Total Household Products		4,119
Information Technology — 1.6%
Oracle	58,000	2,140
Total Information Technology		2,140
Insurance — 1.3%
Travelers	22,000	1,788
Total Insurance		1,788

Schedules of Investments	January 31, 2014

Growth Fund (concluded)

Description	Shares	Value (000)
Insurance Brokers — 1.5%
Aon	25,000	$2,012
Total Insurance Brokers		2,012
Machinery — 2.8%
Dover	21,000	1,818
Valmont Industries	13,000	1,903
Total Machinery		3,721
Manufacturing — 3.1%
Green Mountain Coffee Roasters	25,000	2,025
Rockwell Automation	18,000	2,067
Total Manufacturing		4,092
Medical Products & Services — 10.6%
Agilent Technologies	36,000	2,093
Amgen	16,000	1,903
Cooper	15,000	1,864
Mednax *	36,000	2,003
St. Jude Medical	31,000	1,883
Thermo Fisher Scientific	20,000	2,303
Zimmer Holdings	23,000	2,161
Total Medical Products & Services		14,210
Metal Fabricating — 1.5%
Worthington Industries	49,000	1,986
Total Metal Fabricating		1,986
Paper & Paper Products — 1.5%
Packaging Corp of America	31,000	2,003
Total Paper & Paper Products		2,003
Petroleum & Fuel Products — 1.2%
Anadarko Petroleum	20,000	1,614
Total Petroleum & Fuel Products		1,614
Petroleum Refining — 1.3%
HollyFrontier	37,000	1,713
Total Petroleum Refining		1,713

Description	Shares	Value (000)
Pharmaceuticals — 3.2%
Actavis *	12,000	$2,268
Mylan *	44,000	1,998
Total Pharmaceuticals		4,266
Printing & Publishing — 1.4%
Deluxe	39,000	1,893
Total Printing & Publishing		1,893
Retail — 6.7%
Fossil Group *	16,000	1,789
Gap	45,000	1,714
Michael Kors Holdings *	25,000	1,998
PVH	14,000	1,692
TJX	31,000	1,778
Total Retail		8,971
Semi-Conductors & Instruments — 4.5%
Intel	79,000	1,939
Lam Research *	38,000	1,923
Skyworks Solutions *	73,000	2,208
Total Semi-Conductors & Instruments		6,070
Total Common Stock (Cost $107,512 (000))		132,234
Cash Equivalent (A) — 1.5%
Federated Prime Obligations Fund, Cl I, 0.030%	2,076,078	2,076
Total Cash Equivalent (Cost $2,076 (000))		2,076
Total Investments — 100.1% (Cost $109,588 (000))		$134,310

Percentages are based on net assets of $134,176 (000).

*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of January 31, 2014.

Cl — Class

The accompanying notes are an integral part of the financial statements.

Schedules of Investments

Burkenroad Small Cap Fund

Description	Shares	Value (000)
Common Stock — 94.9%
Advertising Agencies — 1.0%
Lamar Advertising, Cl A *	140,000	$6,812
Total Advertising Agencies		6,812
Aerospace & Defense — 1.0%
HEICO	125,000	6,653
Total Aerospace & Defense		6,653
Airlines — 1.1%
Spirit Airlines *	165,000	7,738
Total Airlines		7,738
Automotive — 1.0%
CST Brands	210,000	6,705
Total Automotive		6,705
Banks — 7.9%
First Financial Bankshares	110,000	6,729
International Bancshares	280,000	6,555
Prosperity Bancshares	110,000	6,881
Renasant	230,000	6,622
Southside Bancshares	270,000	7,195
Texas Capital Bancshares *	115,000	6,839
Trustmark	270,000	6,415
United Community Banks *	385,000	6,422
Total Banks		53,658
Broadcasting, Newspapers and Advertising — 1.4%
Gray Television *	820,000	9,332
Total Broadcasting, Newspapers and Advertising		9,332
Building & Construction — 2.1%
Lennox International	80,000	6,925
PGT *	690,000	7,369
Total Building & Construction		14,294
Casinos & Gaming — 1.0%
Multimedia Games Holding *	220,000	6,987
Total Casinos & Gaming		6,987
Chemicals — 0.9%
Axiall	160,000	6,384
Total Chemicals		6,384
Computer Software — 1.3%
Manhattan Associates *	260,000	8,767
Total Computer Software		8,767

Description	Shares	Value (000)
Computers & Services — 3.3%
Adtran	270,000	$6,855
ARRIS Group *	350,000	9,065
Cardtronics *	165,000	6,356
Total Computers & Services		22,276
Electrical Utilities — 2.2%
Cleco	150,000	7,329
El Paso Electric	200,000	7,286
Total Electrical Utilities		14,615
Electronic Components & Equipment — 2.0%
FARO Technologies *	125,000	6,465
Tech Data *	130,000	7,010
Total Electronic Components & Equipment		13,475
Engineering Services — 3.2%
Dycom Industries *	250,000	6,957
MasTec *	205,000	7,368
Primoris Services	240,000	7,625
Total Engineering Services		21,950
Entertainment — 1.1%
Carmike Cinemas *	270,000	7,320
Total Entertainment		7,320
Financial Services — 1.0%
Cash America International	190,000	6,979
Total Financial Services		6,979
Food, Beverage & Tobacco — 4.1%
Cal-Maine Foods	130,000	6,550
Flowers Foods	320,000	6,704
National Beverage *	340,000	7,048
Sanderson Farms	95,000	7,063
Total Food, Beverage & Tobacco		27,365
Gas & Natural Gas — 1.1%
Atmos Energy	155,000	7,441
Total Gas & Natural Gas		7,441
Hotels & Lodging — 1.9%
Interval Leisure Group	240,000	6,336
Marriott Vacations Worldwide *	140,000	6,703
Total Hotels & Lodging		13,039
Household Products — 0.9%
Tupperware Brands	80,000	6,269
Total Household Products		6,269

Schedules of Investments	January 31, 2014

Burkenroad Small Cap Fund (continued)

Description	Shares	Value (000)
Insurance — 7.0%
American National Insurance	65,000	$6,760
Amerisafe	165,000	6,826
HCI Group	150,000	6,380
Infinity Property & Casualty	100,000	7,060
Primerica	155,000	6,530
Protective Life	135,000	6,616
Stewart Information Services	210,000	6,827
Total Insurance		46,999
Leasing & Renting — 1.0%
Aaron’s	260,000	6,992
Total Leasing & Renting		6,992
Machinery — 2.9%
Alamo Group	130,000	6,528
Mueller Water Products, Cl A	770,000	6,684
Sun Hydraulics	180,000	6,579
Total Machinery		19,791
Medical Products & Services — 7.2%
ArthroCare *	170,000	7,714
Community Health Systems *	36,098	1,495
Cyberonics *	105,000	7,014
Greatbatch *	160,000	6,802
Hanger *	170,000	5,748
HealthSouth	200,000	6,224
MedAssets *	330,000	7,273
US Physical Therapy	190,000	5,987
Total Medical Products & Services		48,257
Metals & Mining — 1.0%
Encore Wire	130,000	6,642
Total Metals & Mining		6,642
Paper & Paper Products — 3.1%
Graphic Packaging Holding *	750,000	7,125
Neenah Paper	155,000	6,733
Schweitzer-Mauduit International	150,000	6,920
Total Paper & Paper Products		20,778
Petroleum & Fuel Products — 12.2%
Basic Energy Services *	450,000	7,709
Bristow Group	95,000	6,820
EPL Oil & Gas *	250,000	6,718
Exterran Holdings *	210,000	7,295
Hornbeck Offshore Services *	155,000	6,620
Matador Resources *	360,000	6,998
Newpark Resources *	580,000	6,589

Description	Shares	Value (000)
Parker Drilling *	900,000	$6,696
RPC	380,000	6,471
SEACOR Holdings *	80,000	6,734
Stone Energy *	210,000	6,500
Tesco *	350,000	7,392
Total Petroleum & Fuel Products		82,542
Petroleum Refining — 1.1%
Western Refining	185,000	7,235
Total Petroleum Refining		7,235
Real Estate Investment Trusts — 1.1%
EastGroup Properties	120,000	7,121
Total Real Estate Investment Trusts		7,121
Retail — 10.3%
Bloomin’ Brands *	300,000	6,891
Brinker International	150,000	7,254
Carter’s	100,000	6,725
Conn’s *	130,000	7,892
H&E Equipment Services *	240,000	7,267
Hibbett Sports *	110,000	6,601
Pool	120,000	6,502
Popeyes Louisiana Kitchen *	170,000	6,842
Ruth’s Hospitality Group	520,000	6,807
Susser Holdings *	115,000	7,013
Total Retail		69,794
Semi-Conductors & Instruments — 3.1%
Benchmark Electronics *	290,000	6,592
Cirrus Logic *	350,000	6,128
Freescale Semiconductor *	445,000	8,068
Total Semi-Conductors & Instruments		20,788
Transportation Services — 3.2%
Ryder System	95,000	6,763
Saia *	210,000	7,069
Trinity Industries	130,000	7,570
Total Transportation Services		21,402
Waste Management Services — 1.0%
Darling International *	340,000	6,650
Total Waste Management Services		6,650
Web Hosting/Design — 1.2%
Web.com Group *	240,000	8,112
Total Web Hosting/Design		8,112
Total Common Stock (Cost $517,475 (000))		641,162

Schedules of Investments

Burkenroad Small Cap Fund (concluded)

Description	Shares/ Number of Rights	Value (000)
Cash Equivalent (A) — 4.8%
Federated Prime Obligations Fund,
Cl I, 0.030%	32,005,881	$32,006
Total Cash Equivalent (Cost $32,006 (000))		32,006
Rights — 0.0%
Community Health Systems Rights *	520,000	21
Total Rights (Cost $34 (000))		21
Total Investments — 99.7% (Cost $549,515 (000))		$673,189

Percentages are based on net assets of $675,512 (000).

*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of January 31, 2014.

Cl — Class

The accompanying notes are an integral part of the financial statements.

Schedules of Investments	January 31, 2014

U.S. Small Cap Fund

Description	Shares	Value (000)
Common Stock — 84.5%
Automotive — 1.6%
Dana Holding	568	$11
Total Automotive		11
Banks — 6.5%
Bancfirst	200	11
City Holding	244	11
Home BancShares	349	10
Susquehanna Bancshares	999	11
Total Banks		43
Building & Construction — 1.6%
Louisiana-Pacific *	613	11
Building & Construction		11
Casinos & Gaming — 1.9%
Boyd Gaming *	1,159	13
Total Casinos & Gaming		13
Chemicals — 1.7%
Olin	430	11
Total Chemicals		11
Computers & Services — 3.3%
Synaptics *	189	11
Ubiquiti Networks *	264	11
Total Computers & Services		22
Data Processing & Outsourced Services — 3.2%
Exponent	148	10
On Assignment *	365	11
Total Data Processing & Outsourced Services		21
Drugs — 1.7%
Prestige Brands Holdings *	363	11
Total Drugs		11
Educational Services — 1.7%
ITT Educational Services *	377	11
Total Educational Services		11
Electrical Components & Equipment — 3.3%
Belden	168	11
Littelfuse	123	11
Total Electrical Components & Equipment		22

Description	Shares	Value (000)
Electrical Utilities — 1.6%
Cleco	229	$11
Total Electrical Utilities		11
Engineering Services — 1.7%
MasTec *	310	11
Total Engineering Services		11
Entertainment — 1.7%
Pinnacle Entertainment *	513	11
Total Entertainment		11
Financial Services — 6.6%
Cash America International	300	11
Encore Capital Group *	233	11
Portfolio Recovery Associates *	224	11
World Acceptance *	114	11
Total Financial Services		44
Food, Beverage & Tobacco — 1.6%
Boston Beer, Cl A *	52	11
Total Food, Beverage & Tobacco		11
Insurance — 9.9%
American Equity Investment Life Holding	498	11
Amerisafe	265	11
Amtrust Financial Services	341	11
CNO Financial Group	653	11
Primerica	259	11
Selective Insurance Group	454	11
Total Insurance		66
Leasing & Renting — 1.7%
Restoration Hardware Holdings *	197	11
Total Leasing & Renting		11
Machinery — 3.3%
Alamo Group	212	11
Woodward	256	11
Total Machinery		22
Manufacturing — 1.7%
EnerSys	162	11
Total Manufacturing		11

Schedules of Investments

U.S. Small Cap Fund (concluded)

Description	Shares	Value (000)
Medical Products & Services — 3.3%
Air Methods *	217	$11
Cantel Medical	343	11
Total Medical Products & Services		22
Metal Fabricating — 1.7%
Worthington Industries	271	11
Total Metal Fabricating		11
Office Furniture & Fixtures — 1.7%
United Stationers	265	11
Total Office Furniture & Fixtures		11
Petroleum & Fuel Products — 3.3%
Kodiak Oil & Gas *	1,050	11
Stone Energy *	355	11
Total Petroleum & Fuel Products		22
Pharmaceuticals — 1.7%
Questcor Pharmaceuticals	165	11
Total Pharmaceuticals		11
Printing & Publishing — 1.6%
Deluxe	225	11
Total Printing & Publishing		11
Retail — 6.6%
Brown Shoe	465	11
Lumber Liquidators Holdings *	123	11
Papa John’s International	230	11
Smith & Wesson Holding *	843	11
Total Retail		44

Description	Shares	Value (000)
Semi-Conductors & Instruments — 3.3%
Ambarella *	342	$11
FEI	118	11
Total Semi-Conductors & Instruments		22
Telephones & Telecommunication — 1.6%
IDT, Cl B	642	11
Total Telephones & Telecommunication		11
Waste Management Services — 1.7%
Darling International *	564	11
Total Waste Management Services		11
Web Hosting/Design — 1.7%
Web.com Group *	333	11
Total Web Hosting/Design		11
Total Common Stock (Cost $583 (000))		561
Cash Equivalent (A) — 18.3%
Federated Prime Obligations Fund,
Cl I, 0.030%	121,679	122
Total Cash Equivalent (Cost $122 (000))		122
Total Investments — 102.8% (Cost $705 (000))		$683

Percentages are based on net assets of $664 (000).

*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of January 31, 2014.

Cl — Class

The accompanying notes are an integral part of the financial statements.

Schedules of Investments	January 31, 2014

Quantitative Long/Short Fund

Description	Shares	Value (000)
Common Stock — 77.6%
Aerospace & Defense — 3.4%
Alliant Techsystems	5,170	$743
Lockheed Martin	3,500	528
Northrop Grumman (1)	4,960	573
Raytheon (1)	6,470	615
Total Aerospace & Defense		2,459
Agriculture — 1.2%
Andersons	5,150	426
Scotts Miracle-Gro, Cl A	7,400	439
Total Agriculture		865
Airlines — 1.0%
Southwest Airlines (1)	33,480	701
Total Airlines		701
Banks — 5.2%
Banner	11,000	405
Cullen	6,300	466
East West Bancorp (1)	16,300	545
Independent Bank	12,800	463
S&T Bancorp	20,000	468
Texas Capital Bancshares *	7,400	440
Wells Fargo	10,000	453
Wintrust Financial (1)	11,100	487
Total Banks		3,727
Cable/Media — 2.3%
Cablevision Systems, Cl A (1)	27,000	433
Comcast, Cl A	11,100	604
Time Warner Cable (1)	4,350	580
Total Cable/Media		1,617
Computer & Electronics Retail — 0.4%
Best Buy (1)	11,900	280
Total Computer & Electronics Retail		280
Computers & Services — 9.2%
Agilysys *	33,300	436
CSG Systems International (1)	19,000	569
DST Systems	6,000	546
EMC (1)	16,400	398
Fidelity National Information Services (1)	10,910	553
Hewlett-Packard (1)	19,700	571
Ingram Micro, Cl A *	21,540	539
Jack Henry & Associates (1)	9,880	551
Juniper Networks *	22,000	586

Description	Shares	Value (000)
Motorola Solutions	6,800	$434
NetApp	10,400	440
Total System Services (1)	15,300	457
Zebra Technologies, Cl A *	9,100	500
Total Computers & Services		6,580
Data Processing & Outsourced Services — 0.6%
Nielsen Holdings	10,800	457
Total Data Processing & Outsourced Services		457
Drug Retail — 0.7%
AmerisourceBergen, Cl A	7,700	518
Total Drug Retail		518
Educational Services — 1.5%
Apollo Education Group, Cl A *	17,400	562
Graham Holdings, Cl B	780	488
Total Educational Services		1,050
Electrical Utilities — 3.4%
Ameren	13,000	492
Centerpoint Energy	20,400	477
CMS Energy (1)	17,800	495
Edison International (1)	10,300	496
Vectren	13,700	500
Total Electrical Utilities		2,460
Entertainment — 2.0%
John Wiley & Sons, Cl A	8,600	466
Live Nation Entertainment *	25,000	532
Meredith (1)	8,800	403
Total Entertainment		1,401
Financial Services — 2.7%
American Express (1)	6,600	561
Green Dot, Cl A *	18,600	419
Hanmi Financial	20,800	449
SLM	22,210	505
Total Financial Services		1,934
Food, Beverage & Tobacco — 1.5%
Kroger (1)	13,340	482
Tyson Foods, Cl A	16,100	602
Total Food, Beverage & Tobacco		1,084
Health Care Facilities — 0.6%
LifePoint Hospitals *	8,550	453
Total Health Care Facilities		453

Schedules of Investments

Quantitative Long/Short Fund (continued)

Description	Shares	Value (000)
Hotels & Lodging — 0.3%
Marcus	15,000	$196
Total Hotels & Lodging		196
Household Products — 0.6%
Energizer Holdings	4,300	406
Total Household Products		406
Industrials — 1.2%
Danaher	6,000	447
General Electric	16,400	412
Total Industrials		859
Information Technology — 1.4%
CACI International, Cl A *	6,600	488
VeriSign *	8,300	488
Total Information Technology		976
Insurance — 6.1%
Allstate (1)	8,300	425
American Financial Group (1)	9,430	518
Everest Re Group	3,830	555
Hanover Insurance Group	7,500	417
Kemper	12,500	459
Reinsurance Group of America, Cl A	6,000	448
StanCorp Financial Group (1)	9,000	578
Travelers (1)	5,870	477
XL Group, Cl A (1)	15,730	452
Total Insurance		4,329
Managed Health Care — 0.3%
Aetna (1)	3,597	246
Total Managed Health Care		246
Medical Products & Services — 11.7%
Amgen (1)	4,650	553
Cardinal Health (1)	9,770	665
Charles River Laboratories International *	9,500	537
Cigna (1)	6,370	550
Cooper	3,200	398
Covance *	5,170	489
Covidien	4,800	327
Hill-Rom Holdings	11,000	399
Medtronic (1)	9,600	543
Omnicare	9,300	581
St. Jude Medical (1)	9,230	560
Stryker (1)	5,400	419
Thermo Fisher Scientific (1)	4,700	541

Description	Shares	Value (000)
United Therapeutics * (1)	6,870	$705
VCA Antech *	16,200	517
WellPoint (1)	6,290	541
Total Medical Products & Services		8,325
Paper & Paper Products — 1.6%
Packaging Corp of America	10,100	653
Sonoco Products	11,700	484
Total Paper & Paper Products		1,137
Petroleum & Fuel Products — 1.3%
Cloud Peak Energy *	28,000	525
SEACOR Holdings * (1)	4,500	379
Total Petroleum & Fuel Products		904
Petroleum Refining — 1.3%
ConocoPhillips (1)	7,590	493
HollyFrontier	9,700	449
Total Petroleum Refining		942
Pharmaceuticals — 1.7%
McKesson (1)	4,030	703
Pfizer (1)	15,780	480
Total Pharmaceuticals		1,183
Printing & Publishing — 0.8%
Consolidated Graphics * (1)	8,700	564
Total Printing & Publishing		564
Retail — 7.3%
Bed Bath & Beyond * (1)	5,900	377
Big 5 Sporting Goods	21,600	371
CEC Entertainment	10,000	540
DXP Enterprises *	5,000	480
Foot Locker (1)	13,150	507
Hasbro (1)	9,680	475
PetSmart (1)	6,730	424
Safeway	13,800	431
Sonic *	29,840	531
TJX (1)	9,400	539
UniFirst (1)	5,320	563
Total Retail		5,238
Semi-Conductors & Instruments — 0.6%
Cabot Microelectronics *	10,000	403
Total Semi-Conductors & Instruments		403

Schedules of Investments	January 31, 2014

Quantitative Long/Short Fund (continued)

Description	Shares	Value (000)
Telecommunication Services — 1.4%
AOL *	10,100	$465
Google, Cl A *	450	532
Total Telecommunication Services		997
Telephones & Telecommunication — 2.6%
Atlantic Telegraph-Network	4,500	262
Frontier Communications	100,600	473
Harris	9,500	659
Verizon Communications (1)	10,210	490
Total Telephones & Telecommunication		1,884
Wholesale — 1.2%
Henry Schein *	4,200	483
Owens & Minor (1)	10,600	367
Total Wholesale		850
Wireless Telecommunication Services — 0.5%
nTelos Holdings	22,400	368
Total Wireless Telecommunication Services		368
Total Common Stock (Cost $48,545 (000))		55,393
Cash Equivalents (A) — 31.7%
AIM Short-Term Investment Money Market, 0.020%	7,693,746	7,694
SEI Daily Income Prime Obligation Fund, Cl A, 0.010%	7,467,654	7,467
Federated Prime Obligations Fund, Cl I, 0.030%	7,433,686	7,434
Total Cash Equivalents (Cost $22,595 (000))		22,595
Total Investments — 109.3% (Cost $71,140 (000))		$77,988
Securities Sold Short — (9.5)%
Common Stock — (9.5)%
Agriculture — (0.2)%
Intrepid Potash*	(11,630)	$(171)
Total Agriculture		(171)
Automotive — (0.2)%
Group 1 Automotive	(2,520)	(154)
Total Automotive		(154)
Banks — (0.2)%
Oritani Financial	(11,370)	(179)
Total Banks		(179)

Description	Shares	Value (000)
Building & Construction — (0.5)%
Lennar, Cl A	(4,580)	$ (184)
MDC Holdings	(5,560)	(172)
Total Building & Construction		(356)
Chemicals — (0.3)%
Albemarle	(2,850)	(183)
Total Chemicals		(183)
Computers & Services — (0.2)%
Procera Networks*	(12,260)	(142)
Total Computers & Services		(142)
Electrical Utilities — (0.2)%
SCANA	(3,830)	(181)
Total Electrical Utilities		(181)
Electronic Components & Equipment — (0.3)%
Electro Scientific Industries	(17,140)	(186)
Total Electronic Components & Equipment		(186)
Financial Services — (0.3)%
Apollo Investment	(21,320)	(180)
Total Financial Services		(180)
Food, Beverage & Tobacco — (0.5)%
Alliance One International*	(58,280)	(150)
Snyders-Lance	(6,380)	(170)
Total Food, Beverage & Tobacco		(320)
Gas & Natural Gas — (0.5)%
Piedmont Natural Gas	(5,500)	(182)
WGL Holdings	(4,480)	(169)
Total Gas & Natural Gas		(351)
Insurance — (0.2)%
Meadowbrook Insurance Group	(26,200)	(158)
Total Insurance		(158)
Machinery — (0.3)%
ESCO Technologies	(5,340)	(187)
Total Machinery		(187)
Medical Products & Services — (0.2)%
Spectrum Pharmaceuticals*	(18,540)	(156)
Total Medical Products & Services		(156)

Schedules of Investments

Quantitative Long/Short Fund (concluded)

Description	Shares	Value (000)
Metals & Mining — (0.6)%
Royal Gold	(3,710)	$(207)
Stillwater Mining*	(16,010)	(201)
Total Metals & Mining		(408)
Petroleum & Fuel Products — (1.2)%
Approach Resources*	(9,630)	(193)
Newfield Exploration*	(7,420)	(184)
PetroQuest Energy*	(41,510)	(160)
Rowan, Cl A*	(5,070)	(159)
Swift Energy*	(11,290)	(140)
Total Petroleum & Fuel Products		(836)
Real Estate Investment Trusts — (0.8)%
Acadia Realty Trust	(7,230)	(184)
American Campus Communities	(5,570)	(194)
Plum Creek Timber	(3,860)	(166)
Total Real Estate Investment Trusts		(544)
Retail — (0.7)%
BJ’s Restaurants*	(5,780)	(164)
Fastenal	(3,780)	(166)
Francesca’s Holdings*	(9,860)	(187)
Total Retail		(517)
Semi-Conductors & Instruments — (1.7)%
Ceva*	(11,800)	(205)
Cypress Semiconductor	(17,460)	(175)
Entropic Communications*	(38,430)	(160)
Hittite Microwave*	(2,910)	(167)
Rudolph Technologies*	(15,280)	(168)
Ultratech*	(6,180)	(157)
Veeco Instruments*	(5,450)	(207)
Total Semi-Conductors & Instruments		(1,239)

Description	Shares	Value (000)
Transportation Services — (0.2)%
CH Robinson Worldwide	(3,080)	$(180)
Total Transportation Services		(180)
Wireless Telecommunication Services — (0.2)%
Crown Castle International*	(2,450)	(174)
Total Wireless Telecommunication Services		(174)
Total Common Stock
(Proceeds $6,821 (000))		(6,802)
Total Securities Sold Short—(9.5)%
(Proceeds $6,821 (000))		$(6,802)

Percentages are based on net assets of $71,326 (000).

*	Non-income producing security.
(1)	All or a portion of this security has been held in a segregated account as collateral for securities sold short.
(A)	The rate reported is the 7-day effective yield as of January 31, 2014.

Cl — Class

The accompanying notes are an integral part of the financial statements.

Schedules of Investments	January 31, 2014

Diversified International Fund

Description	Shares	Value (000)
Common Stock — 95.8%
Australia — 1.7%
BHP Billiton ADR	91,780	$5,869
Total Australia		5,869
Austria — 5.1%
Conwert Immobilien Invest	260,200	3,372
Erste Group Bank	175,583	6,394
Schoeller-Bleckmann Oilfield Equipment	75,695	7,908
Total Austria		17,674
Bermuda — 2.5%
Everest Re Group	58,663	8,492
Total Bermuda		8,492
Brazil — 1.9%
Banco Bradesco ADR	283,353	2,984
Banco do Brasil	406,900	3,510
Total Brazil		6,494
Canada — 1.0%
Rogers Communications, Cl B	81,372	3,421
Total Canada		3,421
China — 9.3%
Anhui Conch Cement, Cl H	1,413,500	5,452
China Oilfield Services, Cl H	3,071,200	8,235
China Shipping Container Lines, Cl H *	11,648,000	2,739
Daphne International Holdings	4,082,000	2,077
Industrial & Commercial Bank of China, Cl H	4,589,000	2,829
Mindray Medical International ADR	144,766	5,073
Weichai Power, Cl H	1,492,400	5,670
Total China		32,075
Colombia — 1.0%
Bancolombia ADR	82,318	3,617
Total Colombia		3,617
Czech Republic — 1.1%
Komercni Banka	17,031	3,684
Total Czech Republic		3,684
France — 2.4%
Societe Generale	104,042	5,904
Sodexo	24,224	2,388
Total France		8,292

Description	Shares	Value (000)
Hong Kong — 1.4%
Orient Overseas International	1,178,700	$4,916
Total Hong Kong		4,916
India — 3.1%
ICICI Bank ADR	330,331	10,627
Total India		10,627
Indonesia — 0.9%
Indofood Sukses Makmur	5,570,000	3,184
Total Indonesia		3,184
Ireland — 6.8%
ICON *	217,622	9,142
Shire	282,908	14,148
Total Ireland		23,290
Japan — 9.3%
Denso	232,800	12,187
Hitachi	833,000	6,469
Nippon Steel & Sumitomo Metal	1,864,000	5,757
Secom	129,600	7,409
Total Japan		31,822
Netherlands — 5.8%
Core Laboratories	87,734	15,697
Royal Dutch Shell, Cl A	122,672	4,237
Total Netherlands		19,934
Norway — 5.7%
DNB	570,548	9,625
Norsk Hydro	827,909	3,746
StatoilHydro ADR	261,629	6,203
Total Norway		19,574
Panama — 1.8%
Carnival	161,788	6,340
Total Panama		6,340
Singapore — 1.0%
United Industrial	1,496,900	3,430
Total Singapore		3,430
South Korea — 4.6%
Hyundai Mobis	23,724	6,794
POSCO	17,360	4,826
Samsung Electronics	3,678	4,356
Total South Korea		15,976

Schedules of Investments

Diversified International Fund (concluded)

Description	Shares	Value (000)
Spain — 2.8%
Amadeus IT Holding, Cl A	239,677	$9,488
Total Spain		9,488
Sweden — 2.9%
Getinge, Cl B	294,262	10,123
Total Sweden		10,123
Switzerland — 8.1%
Credit Suisse Group ADR	169,821	5,120
Novartis ADR	98,819	7,814
Roche Holding	34,460	9,485
Transocean	123,004	5,324
Total Switzerland		27,743
Taiwan — 2.0%
Advanced Semiconductor
Engineering ADR	1,512,798	6,838
Total Taiwan		6,838
Turkey — 2.1%
Akbank	1,497,566	3,815
Turkiye Garanti Bankasi	1,259,406	3,320
Total Turkey		7,135

Description	Shares	Value (000)
United Kingdom — 11.5%
ARM Holdings ADR	311,180	$14,336
Diageo	288,585	8,539
HSBC Holdings	406,801	4,192
Rio Tinto ADR	132,465	7,041
Subsea 7	315,466	5,407
Total United Kingdom		39,515
Total Common Stock (Cost $271,336 (000))		329,553
Exchange Traded Fund — 0.9%
iShares MSCI United Kingdom Index Fund	160,879	3,203
Total Exchange Traded Fund (Cost $2,671 (000))		3,203
Cash Equivalents (A) — 2.5%
Federated Prime Obligations Fund, Cl I, 0.030%	5,571,023	5,571
Dreyfus Government Cash Management, 0.000%	2,937,572	2,938
Total Cash Equivalents (Cost $8,509 (000))		8,509
Total Investments — 99.2% (Cost $282,516 (000))		$341,265

Percentages are based on net assets of $343,940 (000).

*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of January 31, 2014.

ADR — American Depositary Receipt

Cl — Class

MSCI — Morgan Stanley Capital International

The accompanying notes are an integral part of the financial statements.

Schedules of Investments	January 31, 2014

Louisiana Tax-Free Income Fund

Description	Face Amount (000)	Value (000)
Municipal Bonds — 91.8%
Alabama — 2.5%
Birmingham Water Works Board, Ser A, RB
Callable 01/01/22 @ 100
3.875%, 01/01/32	$335	$319
Total Alabama		319
Louisiana — 87.5%
Ascension Parish School Board, GO
Callable 03/01/22 @ 100
3.750%, 03/01/30	600	588
Callable 03/01/22 @ 100
3.250%, 03/01/26	305	293
Bienville Parish, GO
Callable 03/01/20 @ 100
4.000%, 03/01/29	180	188
City of Baton Rouge, Ser A-2, RB, AGM
Callable 08/01/18 @ 100
4.250%, 08/01/32	100	102
Desoto Parish School Board, RB
Callable 05/01/22 @ 100
3.500%, 05/01/32	370	337
Callable 05/01/22 @ 100
3.375%, 05/01/29	255	244
Lafayette, Consolidated Government, RB
Callable 11/01/20 @ 100
4.750%, 11/01/35	200	208
Lafayette, Consolidated Government, Ser B, RB
Callable 05/01/21 @ 100
4.250%, 05/01/26	200	209
Lafayette, Parish Law Enforcement District, GO
Callable 03/01/22 @ 100
3.250%, 03/01/32	280	253
Livingston Parish School District No. 22, GO, AGM
Callable 03/01/22 @ 100
4.400%, 03/01/31	300	303
Livingston Parish Sewer District No. 2, RB, AGC
Callable 03/06/14 @ 102
5.200%, 03/01/44	105	108
Livingston Parish Sewer District No. 2, RB, AGM
Callable 03/01/22 @ 100
3.600%, 03/01/42	200	159
Louisiana Stadium & Exposition District, Ser A, RB
Callable 07/01/23 @ 100
3.625%, 07/01/36	400	334

Description	Face Amount (000)	Value (000)
Louisiana State, Gas & Fuels Tax Project, Ser B, RB
Callable 05/01/20 @ 100
5.000%, 05/01/37	$165	$174
Louisiana State, University & Agricultural & Mechanical College, Auxiliary, Ser A, RB
Callable 07/01/20 @ 100
5.000%, 07/01/35	100	104
Louisiana, Local Government Environmental Facilities & Community Development Authority, Bossier Parish Public Improvement Project, RB, AGM
Callable 03/01/22 @ 100
4.000%, 03/01/42	250	216
Louisiana, Local Government Environmental Facilities & Community Development Authority, BRCC Facilities Corp. Project, RB
Callable 12/01/21 @ 100 4.125%, 12/01/32	750	754
Louisiana, Local Government Environmental Facilities & Community Development Authority, East Ascension Consolidation Project, RB, AMBAC
Callable 06/01/17 @ 100 4.500%, 12/01/47	150	140
Louisiana, Local Government Environmental Facilities & Community Development Authority, Jefferson Parish Project, Ser A, RB
Callable 04/01/19 @ 100 5.375%, 04/01/31	100	107
Louisiana, Local Government Environmental Facilities & Community Development Authority, Livingston Parish Courthouse Project, RB, AGM
Callable 09/01/21 @ 100 4.625%, 09/01/41	300	296
Louisiana, Local Government Environmental Facilities & Community Development Authority, Nicholls State University Student Project, RB, AGM
Callable 10/01/20 @ 100 5.000%, 10/01/41	325	328
Louisiana, Local Government Environmental Facilities & Community Development Authority, RB, AGM
Callable 09/01/22 @ 100 4.000%, 09/01/37	500	460
Callable 09/01/22 @ 100 4.000%, 09/01/42	1,000	874

Schedules of Investments

Louisiana Tax-Free Income Fund (continued)

Description	Face Amount (000)	Value (000)
Louisiana, Local Government Environmental Facilities & Community Development Authority, Southeastern Louisiana University Project, Ser A, RB, AGM Callable 10/01/20 @ 100
5.000%, 10/01/40	$610	$634
Louisiana, Local Government Environmental Facilities & Community Development Authority, Woman’s Hospital Foundation Project, Ser B, RB Callable 10/01/15 @ 100
6.000%, 10/01/40	125	127
Louisiana, Local Government Environmental Facilities & Community Development Authority, Youngsville Project, RB, AGM Callable 07/01/21 @ 100
4.900%, 07/01/41	175	179
Louisiana, Public Facilities Authority, Archdioces of New Orleans, RB Callable 07/01/17 @ 100
4.500%, 07/01/37	400	381
Louisiana, Public Facilities Authority, Franciscan Missionaries Project, RB Callable 07/01/19 @ 100
6.750%, 07/01/39	200	222
Louisiana, Public Facilities Authority, Nineteenth Judicial District Court Project, RB, NATL-RE Callable 06/01/17 @ 100
5.500%, 06/01/41	25	25
Louisiana, Public Facilities Authority, University of New Orleans Research & Technology Project, RB, NATL- RE Callable 09/01/16 @ 100
5.250%, 03/01/37	100	102
Parish of Ascension Louisiana, RB, AGM Callable 04/01/18 @ 100
3.250%, 04/01/35	565	478
Plaquemines Parish, Ser A, RB Callable 03/01/20 @ 101
4.550%, 03/01/28	115	120
Rapides Parish School District No. 52 Pineville, GO Callable 04/01/22 @ 100
3.250%, 04/01/31	200	169
St. Charles Parish School District No. 1, GO Callable 03/01/22 @ 100
3.000%, 03/01/30	300	259
Callable 03/01/22 @ 100 3.000%, 03/01/31	300	254

Description	Face Amount (000)	Value (000)
St. Martin Parish, School District Project, GO, AGM Callable 03/01/21 @ 100
5.000%, 03/01/31	$100	$107
St. Tammany Parish Hospital Service District No. 2, GO Callable 03/01/22 @ 100
3.125%, 03/01/32	260	231
Callable 03/01/22 @ 100
3.000%, 03/01/26	220	205
Tangipahoa Parish, Water District Project, RB, AMBAC Callable 04/01/17 @ 100
4.375%, 04/01/47	350	327
Terrebonne Parish, Hospital Service District No. 1 Project, General Medical Center Project, RB Callable 04/01/20 @ 100
5.000%, 04/01/28	150	157
Terrebonne Parish, Sales & Use Tax Project, Ser ST, RB, AGM Callable 04/01/21 @ 100
5.250%, 04/01/36	100	106
Town of Livingston Louisiana, RB Callable 08/01/21 @ 100
5.300%, 08/01/41	250	257
Zachary Community School District No. 1, GO Callable 03/01/22 @ 100
3.500%, 03/01/32	200	186
Total Louisiana		11,305
Puerto Rico — 1.3%
Puerto Rico Commonwealth, Public Improvement Project, Ser A, GO Callable 07/01/21 @ 100
6.000%, 07/01/40	125	90
Puerto Rico Commonwealth, Sales Tax Financing, Sub-Ser C, RB Callable 08/01/20 @ 100
6.000%, 08/01/39	100	76
Total Puerto Rico		166

Schedules of Investments	January 31, 2014

Louisiana Tax-Free Income Fund (concluded)

Description	Face Amount (000)/Shares	Value (000)
Virgin Islands — 0.5%
Virgin Islands, Public Finance Authority, Capital Project, Ser A-1, RB Callable 10/01/19 @ 100
5.000%, 10/01/39	$70	$68
Total Virgin Islands		68
Total Municipal Bonds (Cost $12,399 (000))		11,858
Cash Equivalent (A) — 7.0%
SEI Tax Exempt Trust—Institutional
Tax Free Portfolio, Cl A, 0.020%	901,127	901
Total Cash Equivalent (Cost $901 (000))		901
Total Investments — 98.8% (Cost $13,300 (000))		$12,759

Percentages are based on net assets of $12,910 (000).

(A)	The rate reported is the 7-day effective yield as of January 31, 2014.

AGC — American Guarantee Corporation

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

Cl — Class

GO — General Obligation

NATL-RE — National Public Finance Guarantee Corporation

RB — Revenue Bond

Ser — Series

The accompanying notes are an integral part of the financial statements.

Schedules of Investments

Mississippi Tax-Free Income Fund

Description	Face Amount (000)	Value (000)
Municipal Bonds — 97.8%
District of Columbia — 0.4%
Washington Convention & Sports Authority, Ser A, RB, AMBAC Callable 10/01/16 @ 100
4.500%, 10/01/30	$110	$111
Total District of Columbia		111
Mississippi — 93.8%
Canton Public School District, COP Callable 09/01/20 @ 100
4.750%, 09/01/30	855	877
City of Batesville Mississippi, GO Callable 07/01/17 @ 100
3.000%, 07/01/22	185	187
Clinton Public School District, GO Callable 10/01/21 @ 100
2.750%, 10/01/28	200	201
Gulfport Mississippi, Memorial Hospital at Gulfport Project, Ser A,RB Callable 03/06/14 @ 100
5.750%, 07/01/31	400	401
Jackson, State University Educational Building Project, Ser A-1, RB Callable 03/01/20 @ 100
5.000%, 03/01/34	1,145	1,199
Mississippi Business Finance, Ser A, RB Callable 05/01/19 @ 100
5.000%, 05/01/37	150	154
Mississippi, Development Bank, Biloxi Project, Ser A, RB, AMBAC Callable 11/01/16 @ 100
4.650%, 11/01/27	1,340	1,381
Mississippi, Development Bank, Capital & Equipment Acquisition Project, Ser A-2, RB, AMBAC
5.000%, 07/01/24	30	29
Mississippi, Development Bank, Capital & Equipment Project, Ser A, RB, AMBAC
5.000%, 07/01/31	36	34
Mississippi, Development Bank, Columbus Infrastructure Building Project, RB, AGM Callable 12/01/20 @ 100
4.500%, 12/01/30	100	109
Mississippi, Development Bank, Department of Corrections Project, Ser D, RB
5.000%, 08/01/19	200	230
Mississippi, Development Bank, Flowood Refunding Project, RB Callable 11/01/21 @ 100
4.125%, 11/01/31	950	982

Description	Face Amount (000)	Value (000)
Mississippi, Development Bank, Harrison County Coliseum Project, Ser A, RB
5.250%, 01/01/24	$200	$230
Mississippi, Development Bank, Hinds Community College Project, RB, AGM Callable 04/01/21 @ 100
5.125%, 04/01/41	400	414
Mississippi, Development Bank, Hinds Community College Project, RB, AGM Callable 10/01/19 @ 100
5.375%, 10/01/33	50	54
Mississippi, Development Bank, Home Ownership Mortgage, Ser A, RB, FHLMC, FNMA, GNMA Callable 06/01/20 @ 100
4.550%, 12/01/31	50	51
Mississippi, Development Bank, Jackson Water & Sewer Project, RB, AGM Callable 09/01/22 @ 100
3.500%, 09/01/34	1,400	1,216
Mississippi, Development Bank, Jones County Junior College Project, RB, AGM Callable 03/01/19 @ 100
5.125%, 03/01/39	250	264
Callable 03/01/19 @ 100 5.000%, 03/01/33	75	80
Mississippi, Development Bank, Jones County Rest Home Project, RB, AGM Callable 04/01/21 @ 100
5.500%, 04/01/30	385	421
Callable 04/01/21 @ 100
5.250%, 04/01/27	305	330
Callable 04/01/21 @ 100
5.125%, 04/01/26	50	54
Callable 04/01/21 @ 100
3.250%, 04/01/28	535	476
Mississippi, Development Bank, Lowndes County Industrial Development Project, RB, AGM Callable 07/01/17 @ 100
5.000%, 07/01/27	450	467
Mississippi, Development Bank, Magnolia Regional Health Center Project, Ser A, RB
5.500%, 10/01/21	900	994
Mississippi, Development Bank, Marshall County Industrial Development Authority, RB Callable 01/01/22 @ 100
3.000%, 01/01/28	1,900	1,669

Schedules of Investments	January 31, 2014

Mississippi Tax-Free Income Fund (concluded)

Description	Face Amount (000)	Value (000)
Mississippi, Development Bank, Pearl Capital Improvement Project, RB, AGM Callable 12/01/21 @ 100
4.000%, 12/01/31	$930	$914
Mississippi, Development Bank, Pearl River Community College Project, RB, AGM
Callable 09/01/22 @ 100 3.375%, 09/01/36	900	733
Mississippi, Development Bank, Ser A, RB
5.250%, 01/01/34	1,200	1,391
Mississippi, Development Bank, Tax Increment Financing Project, TA
Callable 05/01/19 @ 100 4.500%, 05/01/24	120	126
Mississippi, Development Bank, Water & Sewer Project, RB, AGM
Callable 03/01/22 @ 100 3.500%, 03/01/32	400	367
Mississippi, Development Bank, Water & Sewer Project, RB, AGM
Callable 07/01/20 @ 100 5.250%, 07/01/30	230	250
Mississippi, Hospital Equipment & Facilities Authority, Baptist Health Systems, Ser A, RB
Callable 08/15/17 @ 100 5.000%, 08/15/29	80	81
Mississippi, State University Educational Building, RB
Callable 08/01/21 @ 100 5.000%, 08/01/41	705	735
Oxford School District, School Improvement Project, GO
Callable 04/01/21 @ 100 4.500%, 04/01/31	500	530
State of Mississippi, Capital Improvement Project, Ser A, GO
Callable 10/01/21 @ 100 5.000%, 10/01/36	2,400	2,620
Callable 10/01/21 @ 100 4.000%, 10/01/36	900	904
Callable 10/01/21 @ 100 3.750%, 10/01/31	910	911
University of Mississippi Educational Building, Medical Center Educational Building, Ser A, RB
Callable 06/01/22 @ 100 4.000%, 06/01/41	2,065	1,879
University of Mississippi Educational Building, Student Housing Construction Project, Ser I, RB
Callable 10/01/16 @ 100 3.900%, 10/01/31	750	755
Total Mississippi		24,700

Description	Face Amount (000)/Shares	Value (000)
Puerto Rico — 1.5%
Puerto Rico Commonwealth, Electric Power Authority, Ser XX, RB Callable 07/01/20 @ 100
5.750%, 07/01/36	$220	$141
Puerto Rico Commonwealth, Public Improvement Project, Ser C, GO
Callable 07/01/21 @ 100 5.750%, 07/01/36	350	243
Total Puerto Rico		384
Virgin Islands — 2.1%
Virgin Islands, Public Finance Authority, Capital Project, Ser A-1, RB
Callable 10/01/19 @ 100 5.000%, 10/01/39	350	341
Virgin Islands, Public Finance Authority, Matching Fund Loan Project, Ser A, RB
Callable 10/01/20 @ 100 5.000%, 10/01/29	100	101
Virgin Islands, Public Finance Authority, Matching Fund Loan Project, Sub-Ser B, RB
Callable 10/01/20 @ 100 5.250%, 10/01/29	100	104
Total Virgin Islands		546
Total Municipal Bonds (Cost $26,438 (000))		25,741
Cash Equivalent (A) — 1.6%
SEI Tax Exempt Trust—Institutional Tax Free Portfolio, Cl A, 0.020%	430,650	431
Total Cash Equivalent (Cost $431 (000))		431
Total Investments — 99.4% (Cost $26,869 (000))		$26,172

Percentages are based on net assets of $26,324 (000).

(A) The rate reported is the 7-day effective yield as of January 31, 2014.

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

Cl — Class

COP — Certificate of Participation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

RB — Revenue Bond

Ser — Series

TA — Tax Allocation

The accompanying notes are an integral part of the financial statements.

Schedules of Investments

Diversified Income Fund

Description	Shares/Face Amount (000)	Value (000)
Registered Investment Companies — 41.7%
Exchange Traded Funds — 35.8%
Alerian MLP ETF	905,363	$16,116
Market Vectors Preferred ETF	77,148	1,508
PowerShares Preferred Portfolio	103,572	1,437
PowerShares Senior Loan Portfolio	122,966	3,063
SPDR Wells Fargo Preferred Stock ETF	36,621	1,499
Total Exchange Traded Funds		23,623
Open-End Fund — 5.9%
BlackRock High Yield Portfolio, Institutional Class	474,564	3,905
Total Open-End Fund		3,905
Total Registered Investment Companies (Cost $26,785 (000))		27,528
Corporate Bonds — 30.1%
Automotive — 1.6%
American Axle & Manufacturing
6.625%, 10/15/22	$500	530
Goodyear Tire & Rubber
6.500%, 03/01/21	500	533
Total Automotive		1,063
Building & Construction — 1.6%
Beazer Homes USA
7.250%, 02/01/23	500	507
Cemex Finance (A)
9.375%, 10/12/22	500	558
Total Building & Construction		1,065
Casinos & Gambling — 1.2%
Boyd Gaming (A)
9.000%, 07/01/20	250	270
Caesars Entertainment Operating
11.250%, 06/01/17	500	509
Total Casinos & Gambling		779
Computers & Services — 1.6%
First Data (A)
8.250%, 01/15/21	500	530
Interface Security Systems (A)
9.250%, 01/15/18	500	500
Total Computers & Services		1,030

Description	Face Amount (000)	Value (000)
Electrical Utilities — 0.7%
Dynegy (A)
5.875%, 06/01/23	$500	$470
Total Electrical Utilities		470
Entertainment — 1.6%
MTR Gaming Group
11.500%, 08/01/19	500	562
Six Flags Entertainment (A)
5.250%, 01/15/21	500	495
Total Entertainment		1,057
Food, Beverage & Tobacco — 1.5%
Alliance One International
9.875%, 07/15/21	500	481
SUPERVALU
6.750%, 06/01/21	500	482
Total Food, Beverage & Tobacco		963
Gas & Natural Gas — 0.8%
Teekay
8.500%, 01/15/20	500	553
Total Gas & Natural Gas		553
Health Care Services — 0.8%
IASIS Healthcare
8.375%, 05/15/19	500	534
Total Health Care Services		534
Industrials — 1.5%
CHC Helicopter
9.375%, 06/01/21	500	524
General Electric Capital (B) (C)
5.250%, 12/31/49	500	470
Total Industrials		994
Materials — 1.6%
Hexion US Finance
6.625%, 04/15/20	500	518
Momentive Performance Materials
8.875%, 10/15/20	500	534
Total Materials		1,052

Schedules of Investments	January 31, 2014

Diversified Income Fund (continued)

Description	Face Amount (000)	Value (000)
Medical Products & Services — 2.3%
Kinetic Concepts
12.500%, 11/01/19	$500	$565
Lantheus Medical Imaging
9.750%, 05/15/17	500	462
Tenet Healthcare
6.750%, 02/01/20	500	523
Total Medical Products & Services		1,550
Metals & Mining — 0.8%
United States Steel
7.500%, 03/15/22	500	534
Total Metals & Mining		534
Paper & Paper Products — 0.7%
Resolute Forest Products (A)
5.875%, 05/15/23	500	478
Total Paper & Paper Products		478
Paper & Related Products — 1.6%
Tembec Industries
11.250%, 12/15/18	500	549
Verso Paper Holdings
11.750%, 01/15/19	500	537
Total Paper & Related Products		1,086
Petroleum & Fuel Products — 3.4%
EXCO Resources
7.500%, 09/15/18	500	494
Forest Oil
7.250%, 06/15/19	263	252
Gastar Exploration (A)
8.625%, 05/15/18	500	500
Midstates Petroleum
9.250%, 06/01/21	500	520
Nuverra Environmental Solutions
9.875%, 04/15/18	500	463
Total Petroleum & Fuel Products		2,229
Printing & Publishing — 0.7%
Cenveo
8.875%, 02/01/18	500	495
Total Printing & Publishing		495
Retail — 0.6%
Toys R Us
7.375%, 10/15/18	500	378
Total Retail		378

Description	Face Amount (000)/Shares	Value (000)
Semi-Conductors & Instruments — 0.9%
Freescale Semiconductor
10.750%, 08/01/20	$500	$574
Total Semi-Conductors & Instruments		574
Telecommunication Services— 0.8%
Cequel Communications Holdings I (A)
6.375%, 09/15/20	500	511
Total Telecommunication Services		511
Telephones & Telecommunication — 3.8%
Cincinnati Bell
8.750%, 03/15/18	500	523
Clear Channel Communications
4.900%, 05/15/15	500	484
Frontier Communications
8.750%, 04/15/22	495	540
Level 3 Financing
8.125%, 07/01/19	500	549
NII International Telecom
11.375%, 08/15/19	500	415
Total Telephones & Telecommunication		2,511
Total Corporate Bonds (Cost $20,057 (000))		19,906
Preferred Stock — 13.5%
Banks — 2.1%
First Niagara Financial Group
8.625%(B)(C)	17,000	487
JPMorgan Chase 6.700%*(C)	16,000	397
Wells Fargo
6.625%*(B)(C)	20,000	526
Total Banks		1,410
Financial Services — 3.1%
Ally Financial 8.500%(B)(C)	19,000	514
Goldman Sachs Group
5.500%(B),(C)	20,000	462
Morgan Stanley 6.875%(B)(C)	20,000	508
PPL Capital Funding
5.900%, 04/30/2073	22,900	521
Total Financial Services		2,005
Insurance — 4.5%
Aegon 6.375%(C)	22,170	542
Allstate 5.625%(C)	20,000	450
American Financial Group
5.750%, 08/25/2042	23,010	543

Schedules of Investments

Diversified Income Fund (continued)

Description	Shares	Value (000)
Insurance (continued)
Amtrust Financial Services
6.750%(C)	20,000	$435
Hartford Financial Services Group
7.875%, 04/15/2042(B)	18,240	535
Maiden Holdings North America
8.000%, 03/27/2042	19,000	469
Total Insurance		2,974
Pipelines — 0.8%
NuStar Logistics
7.625%, 01/15/2043(B)	19,490	512
Total Pipelines		512
Real Estate Investment Trusts — 1.2%
DDR
6.250%(C)	20,000	431
Digital Realty Trust 5.875%(C)	20,000	378
Total Real Estate Investment Trusts		809
Telephones & Telecommunication — 1.1%
Qwest
7.000%, 04/01/2052	13,141	317
6.125%, 06/01/2053	20,000	411
Total Telephones & Telecommunication		728
Transportation Services — 0.7%
Costamare 7.625%(C)	20,000	463
Total Transportation Services		463
Total Preferred Stock (Cost $9,476 (000))		8,901
Common Stock — 12.9%
Advertising Agencies — 0.0%
Harte-Hanks	4,619	32
Total Advertising Agencies		32
Aerospace & Defense — 0.1%
Lockheed Martin	376	57
Total Aerospace & Defense		57
Banks — 0.5%
City Holding	1,018	46
First Financial Bancorp	2,720	45
NBT Bancorp	1,905	46
New York Community Bancorp	2,919	47
People’s United Financial	2,771	39
United Bankshares	1,551	46
Valley National Bancorp	4,433	43
Total Banks		312

Description	Shares	Value (000)
Computers & Services — 0.1%
Comtech Telecommunications	1,600	$49
Lexmark International, Cl A	1,314	51
Total Computers & Services		100
Consumer Electronics — 0.1%
Garmin	1,153	52
Total Consumer Electronics		52
Correctional Institutions — 0.6%
Corrections Corp of America	6,279	211
Geo Group	6,458	216
Total Correctional Institutions		427
Electrical Utilities — 0.7%
Ameren	1,208	46
American Electric Power	914	45
Avista	1,533	44
Consolidated Edison	708	39
DTE Energy	617	42
Entergy	595	38
Exelon	1,321	38
FirstEnergy	1,087	34
Integrys Energy Group	682	37
Pinnacle West Capital	756	40
PPL	1,385	42
Public Service Enterprise	1,265	42
Total Electrical Utilities		487
Entertainment — 0.1%
Meredith	876	40
Total Entertainment		40
Financial Services — 0.8%
Calamos Asset Management, Cl A	3,995	46
Prospect Capital	3,779	41
Redwood Trust	11,197	209
Starwood Property Trust	8,862	268
Total Financial Services		564
Food, Beverage & Tobacco — 0.2%
Altria Group	1,150	41
Lorillard	922	45
Universal	670	34
Total Food, Beverage & Tobacco		120

Schedules of Investments	January 31, 2014

Diversified Income Fund (continued)

Description	Shares	Value (000)
Gas & Natural Gas — 0.1%
AGL Resources	944	$45
Laclede Group	887	41
Total Gas & Natural Gas		86
Home Furnishings — 0.1%
Leggett & Platt	1,316	39
Total Home Furnishings		39
Hotels & Lodging — 0.4%
Ryman Hospitality Properties	5,984	247
Total Hotels & Lodging		247
Insurance — 0.1%
Safety Insurance Group	810	44
Total Insurance		44
Investment Management Companies — 0.1%
Federated Investors, Cl B	1,447	39
Total Investment Management Companies		39
Petroleum & Fuel Products — 0.2%
Chevron	352	39
Ensco, Cl A	743	38
Transocean	878	38
Total Petroleum & Fuel Products		115
Petroleum Refining — 0.1%
ConocoPhillips	668	43
Total Petroleum Refining		43
Pharmaceuticals — 0.2%
Eli Lilly	778	42
Merck	861	46
Pfizer	1,350	41
Total Pharmaceuticals		129
Real Estate Investment Trusts — 8.1%
BioMed Realty Trust	11,422	223
Brandywine Realty Trust	16,470	235
CommonWealth REIT	9,490	233
Corporate Office Properties Trust	9,298	231
DCT Industrial Trust	30,045	216

Description	Shares	Value (000)
Duke Realty	13,773	$216
EPR Properties	4,394	224
Franklin Street Properties	16,949	203
HCP	5,158	202
Health Care REIT	3,431	199
Healthcare Realty Trust	9,159	210
Highwoods Properties	6,046	225
Home Properties	3,666	204
Hospitality Properties Trust	7,620	196
Lexington Realty Trust	19,081	206
Liberty Property Trust	5,971	217
Mack-Cali Realty	9,878	200
Medical Properties Trust	17,443	232
Monmouth Real Estate Investment, Cl A	23,909	221
National Retail Properties	6,621	220
Omega Healthcare Investors	7,082	226
Piedmont Office Realty Trust, Cl A	12,185	203
Realty Income	5,313	217
Senior Housing Properties Trust	9,071	204
Washington Real Estate Investment Trust	8,475	198
Total Real Estate Investment Trusts		5,361
Retail — 0.0%
Buckle	763	34
Total Retail		34
Semi-Conductors & Instruments — 0.1%
Intel	1,633	40
Microchip Technology	1,035	46
Total Semi-Conductors & Instruments		86
Telephones & Telecommunication — 0.2%
AT&T	1,150	38
CenturyLink	1,191	35
Verizon Communications	854	41
Total Telephones & Telecommunication		114
Total Common Stock (Cost $8,263 (000))		8,528

Schedules of Investments

Diversified Income Fund (concluded)

Description	Shares	Value (000)
Cash Equivalent (D) — 1.2%
Federated Prime Obligations Fund, Cl I, 0.030%	785,973	$786
Total Cash Equivalent (Cost $786 (000))		786
Total Investments — 99.4% (Cost $65,367 (000))		$65,649

Percentages are based on net assets of $66,060 (000).

*	Non-income producing security.
(A)	144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On January 31, 2014, the value of these securities amounted to $4,312 (000s), representing 6.5% of the net assets.
(B)	Variable Rate Security – The rate reported is the rate in effect at January 31, 2014.
(C)	Perpetual Maturity
(D)	The rate reported is the 7-day effective yield as of January 31, 2014.

Cl — Class

ETF — Exchange Traded Fund

MLP — Master Limited Partnership

REIT — Real Estate Investment Trust

SPDR — Standard & Poor’s Depository Receipts

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (000)(1)	As of January 31, 2014

	Government Money Market Fund	Core Bond Fund
Assets:
Investments in securities at value (Cost $216,622 and $275,964, respectively)	$216,622	$282,297
Repurchase agreements at value (Cost $148,671 and $0, respectively)	148,671	—

Total investments at value	$365,293	$282,297
Cash	—	1,000
Receivable for capital shares sold	—	59
Receivable from Adviser	28	—
Accrued income	44	1,761
Prepaid expenses	7	12

Total Assets	365,372	285,129

Liabilities:
Payable for investment securities purchased	—	698
Payable for capital shares redeemed	—	89
Payable due to Adviser	—	128
Shareholder servicing fees payable	—	9
Payable for distribution fees	—	2
Payable due to Administrator	4	15
Payable due to Custodian	17	14
Payable due to Transfer Agent	9	9
Income distribution payable	3	—
Chief Compliance Officer fees payable	2	1
Other accrued expenses	17	49

Total Liabilities	52	1,014

Net Assets	$365,320	$284,115

Net Assets:
Paid-in-Capital	$365,350	$278,029
Distributions in excess of net investment income	(3)	(540)
Accumulated net realized gain (loss) on investments	(27)	293
Net unrealized appreciation on investments	—	6,333

Net Assets	$365,320	$284,115

Institutional Class Shares:
Net Assets	$111,197	$238,482
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	111,199,911	14,535,698
Net Asset Value, Offering and Redemption Price Per Share	$1.00	$16.41

Institutional Sweep Class Shares:
Net Assets	$11,965	n/a
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	11,970,997	n/a
Net Asset Value Per Share	$1.00	n/a

Class A Shares:
Net Assets	$242,158	$42,652
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	242,175,890	2,605,188
Net Asset Value Per Share	$1.00	$16.37

Maximum Offering Price Per Share ($16.37 ÷ 96.00%)	n/a	$17.05

Class C Shares:
Net Assets	n/a	$2,981
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	n/a	181,052
Net Asset Value, Offering and Redemption Price Per Share	n/a	$16.46

“n/a” designates that the Fund does not offer this class or the Fund does not impose a sales charge.

(1)	Amounts shown in (000)s with the exception of Outstanding Shares of Beneficial Interest and Net Asset Value Per Share.
Amounts	designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (000)(1) (continued)

	Value Fund	Growth Fund		Burkenroad Small Cap Fund
Assets:
Investments in securities at value (Cost $142,501, $109,588 and $549,515, respectively)	$185,705	$134,310		$673,189
Receivable for capital shares sold	87	51		4,200
Tax reclaim receivable	6	—		—
Accrued income	131	30		67
Shareholder servicing fees receivable	—	8		—
Prepaid expenses	10	12		54

Total Assets	185,939	134,411		677,510

Liabilities:
Payable for capital shares redeemed	299	98		1,104
Payable due to Adviser	129	93		524
Shareholder servicing fees payable	11	—		153
Payable due to Administrator	10	7		36
Payable due to Custodian	10	7		33
Payable due to Transfer Agent	9	9		6
Payable for distribution fees	1	—		23
Chief Compliance Officer fees payable	1	1		3
Other accrued expenses	30	20		116

Total Liabilities	500	235		1,998

Net Assets	$185,439	$134,176		$675,512

Net Assets:
Paid-in-Capital	$133,160	$103,887		$546,273
Undistributed (distributions in excess of) net investment income	98	(9)		(2,926)
Accumulated net realized gain on investments	8,977	5,576		8,491
Net unrealized appreciation on investments	43,204	24,722		123,674

Net Assets	$185,439	$134,176		$675,512

Institutional Class Shares:
Net Assets	$132,625	$109,022		n/a
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	4,810,458	5,564,332		n/a
Net Asset Value, Offering and Redemption Price Per Share	$27.57	$19.59		n/a

Class A Shares:
Net Assets	$51,687	$24,614		$628,798
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	1,882,774	1,302,660		11,316,028
Net Asset Value Per Share	$27.45	$18.90		$55.57

Maximum Offering Price Per Share ($27.45, $18.90, $55.57 ÷ 94.75%, respectively)	$28.97	$19.95		$58.65

Class C Shares:
Net Assets	$1,127	$540		n/a
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	42,159	32,324		n/a
Net Asset Value, Offering and Redemption Price Per Share	$26.73	$16.69	*	n/a

Class D Shares:
Net Assets	n/a	n/a		$46,714
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	n/a	n/a		861,620
Net Asset Value, Offering and Redemption Price Per Share	n/a	n/a		$54.22

“n/a” designates that the Fund does not offer this class.

(1)	Amounts shown in (000)s with the exception of Outstanding Shares of Beneficial Interest and Net Asset Value Per Share.
*	Net Assets divided by Shares do not calculate to the stated NAV because Net Assets amounts are shown rounded.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (000)(1) (continued)	As of January 31, 2014

	U.S. Small Cap Fund		Quantitative Long/Short Fund		Diversified International Fund
Assets:
Investments in securities at value (Cost $705, $71,140 and $282,516, respectively)	$683		$77,988		$341,265
Foreign currency (Cost $0, $0 and $76, respectively)	—		—		76
Deposits held at Prime Broker	—		6,802		—
Receivable for investment securities sold	1		—		124
Deferred offering costs	39		—		—
Receivable for capital shares sold	126		124		6,386
Tax reclaim receivable	—		—		232
Accrued income	—		21		171
Receivable from Adviser	8		—		—
Prepaid expenses	—		7		18

Total Assets	857		84,942		348,272

Liabilities:
Payable for Securities sold short (Proceeds $0, $6,821 and $0, respectively)	—		6,802		—
Payable for investment securities purchased	145		—		3,853
Payable due to Adviser	—		52		296
Payable due to Prime Broker	—		6,643		—
Payable due to Transfer Agent	5		9		9
Payable due to Administrator	—		4		19
Deferred offering costs payable	43		—		—
Payable for capital shares redeemed	—		89		50
Payable due to Custodian	—		1		41
Shareholder servicing fees payable	—		4		10
Chief Compliance Officer fees payable	—		—		2
Other accrued expenses	—		12		52

Total Liabilities	193		13,616		4,332

Net Assets	$664		$71,326		$343,940

Net Assets:
Paid-in-Capital	$686		$63,241		$290,735
Distributions in excess of net investment income	—		(182)		(14)
Accumulated net realized gain (loss) on investments	—		1,400		(5,539)
Net unrealized appreciation (depreciation) on investments (including securities sold short and foreign currency)	(22)		6,867		58,758

Net Assets	$664		$71,326		$343,940

Institutional Class Shares:
Net Assets	$78		$52,055		$297,393
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	5,405		3,051,635		13,800,446
Net Asset Value, Offering and Redemption Price Per Share	$14.32	*	$17.06		$21.55

Class A Shares:
Net Assets	$586		$18,640		$46,364
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	40,942		1,107,765		2,159,382
Net Asset Value Per Share	$14.32	*	$16.83		$21.47

Maximum Offering Price Per Share ($14.32, $16.83, $21.47÷ 94.75%, respectively)	$15.11		$17.76		$22.66

Class C Shares:
Net Assets	$—		$631		$183
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	13		39,321		8,753
Net Asset Value, Offering and Redemption Price Per Share	$14.32	*	$16.04	*	$20.97 *

(1)	Amounts shown in (000)s with the exception of Outstanding Shares of Beneficial Interest and Net Asset Value Per Share.
*	Net Assets divided by Shares do not calculate to the stated NAV because Net Asset amounts are shown rounded.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (000)(1) (concluded)

	Louisiana Tax-Free Income Fund	Mississippi Tax-Free Income Fund	Diversified Income Fund
Assets:
Investments in securities at value (Cost $13,300, $26,869 and $65,367, respectively)	$12,759	$26,172	$65,649
Cash	—	—	49
Receivable for capital shares sold	—	—	3
Accrued income	167	321	489
Prepaid expenses	2	3	18

Total Assets	12,928	26,496	66,208

Liabilities:
Payable for capital shares redeemed	—	143	90
Payable due to Adviser	—	7	28
Payable due to Transfer Agent	9	9	9
Payable due to Administrator	1	1	3
Payable due to Custodian	1	—	3
Shareholder servicing fees payable	2	4	2
Payable for distribution fees	—	—	1
Other accrued expenses	5	8	12

Total Liabilities	18	172	148

Net Assets	$12,910	$26,324	$66,060

Net Assets:
Paid-in-Capital	$13,944	$28,057	$66,094
Undistributed (distributions in excess of) net investment income	5	9	(43)
Accumulated net realized loss on investments	(498)	(1,045)	(273)
Net unrealized appreciation (depreciation) on investments (including securities sold short)	(541)	(697)	282

Net Assets	$12,910	$26,324	$66,060

Institutional Class Shares:
Net Assets	$4,841	$7,943	$53,949
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	309,186	512,099	3,482,939
Net Asset Value, Offering and Redemption Price Per Share	$15.66	$15.51	$15.49

Class A Shares:
Net Assets	$8,069	$18,381	$10,931
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	515,512	1,184,902	705,427
Net Asset Value Per Share	$15.65	$15.51	$15.50

Maximum Offering Price Per Share ($15.65, $15.51 ÷ 96.00% and $15.50 ÷ 95.75%, respectively)	$16.30	$16.16	$16.19

Class C Shares:
Net Assets	$—	$—	$1,180
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	12	12	76,202
Net Asset Value, Offering and Redemption Price Per Share	$15.65 *	$15.51 *	$15.48 *

*	Net Assets divided by Shares do not calculate to the stated NAV because Net Asset amounts are shown rounded.
(1)	Amounts shown in (000)s with the exception of Outstanding Shares of Beneficial Interest and Net Asset Value Per Share.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations (000)	For the year ended January 31, 2014

	Government Money Market Fund	Core Bond Fund	Value Fund	Growth Fund
Investment Income:
Interest income	$389	$6,281	$—	$—
Dividend income	—	1,096	3,289	1,549
Less: Foreign Taxes Withheld	—	—	(6)	—

Total Investment Income	389	7,377	3,283	1,549

Expenses:
Investment advisory fees	1,598	1,607	1,454	1,065
Administration fees	264	177	120	88
Shareholder servicing fees — Institutional Sweep Class	118	n/a	n/a	n1a
Shareholder servicing fees — Class A	624	107	129	60
Shareholder servicing fees — Class C	n/a	14	6	1
Distribution fees — Class A	624	—	—	—
Distribution fees — Class C	n/a	44	17	4
Custodian fees	120	80	55	40
Transfer agent fees	55	55	55	55
Trustees’ fees	24	14	10	7
Chief Compliance Officer fees	8	5	4	3
Professional fees	68	50	34	24
Printing fees	49	27	18	13
Registration fees	25	35	36	37
Insurance and other expenses	97	34	9	7

Total Expenses	3,674	2,249	1,947	1,404

Less: Investment advisory fees waived	(1,598)	(79)	—	—
Less: Reimbursement from Adviser	(202)	—	—	—
Less: Administration fees waived	(159)	—	—	—
Less: Shareholder servicing fees reimbursed by Adviser — Institutional Sweep Class	(118)	—	—	—
Less: Shareholder servicing fees reimbursed by Adviser — Class A	(624)	—	—	—
Less: Distribution fees waived — Class A	(624)	—	—	—

Total Net Expenses	349	2,170	1,947	1,404

Net Investment Income	40	5,207	1,336	145

Net realized gain from security transactions	—	1,549	24,561	23,384
Net change in unrealized appreciation (depreciation) on investments	—	(7,123)	14,119	2,966

Net Realized and Unrealized Gain (Loss) on investments	—	(5,574)	38,680	26,350

Net Increase (Decrease) in Net Assets Resulting from Operations	$40	$(367)	$40,016	$26,495

“n/a” designates that the Fund does not offer this class.

Amounts shown as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations (000) (continued)

	Burkenroad Small Cap Fund	U.S. Small Cap Fund†	Quantitative Long/Short Fund	Diversified International Fund
Investment Income:
Dividend income	$3,666	$—	$862	$6,493
Less: Foreign Taxes Withheld	—	—	—	(542)

Total Investment Income	3,666	—	862	5,951

Expenses:
Investment advisory fees	4,239	—	606	3,144
Administration fees	292	—	42	207
Shareholder servicing fees — Class A	1,036	—	29	115
Shareholder servicing fees — Class C	n/a	—	1	1
Shareholder servicing fees — Class D	79	n/a	n/a	n/a
Distribution fees — Class C	n/a	—	2	2
Distribution fees — Class D	79	n/a	n/a	n/a
Transfer agent fees	37	5	55	55
Custodian fees	134	—	10	242
Trustees’ fees	19	—	3	16
Chief Compliance Officer fees	8	—	2	6
Offering Costs	—	4	—	—
Interest expense on securities sold short	—	—	154	—
Dividend expense on securities sold short	—	—	98	—
Registration fees	89	—	26	49
Professional fees	104	—	12	61
Printing fees	52	—	7	30
Insurance and other expenses	13	—	6	13

Total Expenses	6,181	9	1,053	3,941

Recovery of investment advisory fees previously waived(1)	146	—	—	—
Less: Reimbursement from Adviser	—	(9)	—	—

Total Net Expenses	6,327	—	1,053	3,941

Net Investment Income (Loss)	(2,661)	—	(191)	2,010

Net realized gain (loss) from security transactions	10,121	—	14,778	(3,552)
Net realized loss on securities sold short	—	—	(1,878)	—
Net realized loss from foreign currency transactions	—	—	—	(177)
Net change in unrealized appreciation (depreciation) on investments	77,967	(22)	(3,997)	8,617
Net change in unrealized appreciation (depreciation) on securities sold short	—	—	224	—
Net change in unrealized appreciation (depreciation) on foreign currency	—	—	—	5

Net Realized and Unrealized Gain (Loss) on investments, securities sold short and foreign currency transactions	88,088	(22)	9,127	4,893

Net Increase (Decrease) in Net Assets Resulting from Operations	$85,427	$(22)	$8,936	$6,903

“n/a” designates that the Fund does not offer this class.

Amounts shown as “—” are $0 or have been rounded to $0.

† Commenced operations on December 31, 2013.

(1) See Note 3 for Advisory Fees recaptured.

The accompanying notes are an integral part of the financial statements.

Statements of Operations (000) (concluded)	For the year or period ended January 31, 2014

	Louisiana Tax-Free Income Fund	Mississippi Tax-Free Income Fund	Diversified Income Fund
Investment Income:
Interest income	$680	$1,459	$2,245
Dividend income	—	—	1,092

Total Investment Income	680	1,459	3,337

Expenses:
Investment advisory fees	99	215	398
Administration fees	11	24	38
Shareholder servicing fees — Class A	26	69	20
Shareholder servicing fees — Class C	—	—	2
Distribution fees — Class C	—	—	6
Transfer agent fees	49	49	55
Custodian fees	5	11	17
Trustees’ fees	1	2	2
Chief Compliance Officer fees	1	1	2
Offering Costs	—	—	8
Registration fees	9	10	18
Professional fees	3	6	11
Printing fees	2	4	7
Insurance and other expenses	17	18	4

Total Expenses	223	409	588

Less: Investment advisory fees waived	(73)	(73)	(49)

Total Net Expenses	150	336	539

Net Investment Income	530	1,123	2,798

Net realized loss from security transactions	(479)	(917)*	(228)
Net change in unrealized appreciation (depreciation) on investments	(1,584)	(3,424)	(79)

Net Realized and Unrealized Loss on investments	(2,063)	(4,341)	(307)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,533)	$(3,218)	$2,491

Amounts shown as “—” are $0 or have been rounded to $0.

*	Includes gains/losses from an in-kind redemption. See Note 10.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (000)(1)

	Government Money Market Fund		Core Bond Fund
	2014	2013	2014	2013
Investment Activities:
Net investment income	$40	$55	$5,207	$4,723
Net realized gain (loss) from investments	—	(2)	1,549	(1,215)
Net change in unrealized appreciation (depreciation) on investments	—	—	(7,123)	3,217

Net Increase (Decrease) in Net Assets Resulting from Operations	40	53	(367)	6,725

Dividends and Distributions to Shareholders From:
Net investment income:
Institutional Class Shares	(10)	(12)	(4,567)	(3,789)
Institutional Sweep Class Shares	(5)	(12)	n/a	n/a
Class A Shares	(25)	(31)	(773)	(1,204)
Class C Shares	n/a	n/a	(56)	(99)
Net Realized Gains:
Institutional Class Shares	—	—	—	—
Class A Shares	—	—	—	—
Class C Shares	n/a	n/a	—	—

Total Dividends and Distributions	(40)	(55)	(5,396)	(5,092)

Capital Share Transactions(1):
Institutional Class Shares:
Shares issued	309,217	378,613	75,417	81,602
Shares reinvested	3	2	1,370	762
Shares redeemed	(299,817)	(422,729)	(26,950)	(22,840)

Net Institutional Class Shares Transactions	9,403	(44,114)	49,837	59,524

Institutional Sweep Class Shares:
Shares issued	176,278	317,156	n/a	n/a
Shares reinvested	—	1	n/a	n/a
Shares redeemed	(284,572)	(335,962)	n/a	n/a

Net Institutional Sweep Class Shares Transactions	(108,294)	(18,805)	n/a	n/a

Class A Shares:
Shares issued	318,057	515,778	12,622	26,366
Shares reinvested	15	11	716	1,130
Shares redeemed	(427,022)	(459,683)	(13,715)	(39,440)

Net Class A Shares Transactions	(108,950)	56,106	(377)	(11,944)

Class C Shares:
Shares issued	n/a	n/a	951	11,217
Shares reinvested	n/a	n/a	36	72
Shares redeemed	n/a	n/a	(7,452)	(3,999)

Net Class C Shares Transactions	n/a	n/a	(6,465)	7,290

Total Increase (Decrease) in Net Assets from Capital Share Transactions	(207,841)	(6,813)	42,995	54,870

Total Increase (Decrease) in Net Assets	(207,841)	(6,815)	37,232	56,503

Net Assets:
Beginning of year	573,161	579,976	246,883	190,380

End of year	$365,320	$573,161	$284,115	$246,883

Undistributed net investment income (Distributions in excess of net investment income)	$(3)	$(3)	$(540)	$(355)

“n/a” designates that the Fund does not offer this class.

(1)	For shares issued, reinvested and redeemed, see note 4 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

For the years ended January 31, 2014 and January 31, 2013

Value Fund		Growth Fund

2014	2013	2014	2013

$1,336	$1,837	$145	$484
24,561	13,562	23,384	12,856
14,119	8,380	2,966	3,217

40,016	23,779	26,495	16,557

(1,429)	(840)	(107)	(420)
n/a	n/a	n/a	n/a
(455)	(417)	—	(87)
(14)	(6)	—	—

(11,187)	—	(18,789)	—
(4,426)	—	(4,310)	—
(127)	—	(104)	—

(17,638)	(1,263)	(23,310)	(507)

26,068	38,299	14,468	48,750
10,133	246	16,105	114
(31,358)	(35,563)	(34,996)	(14,646)

4,843	2,982	(4,423)	34,218

n/a	n/a	n/a	n/a
n/a	n/a	n/a	n/a
n/a	n/a	n/a	n/a

n/a	n/a	n/a	n/a

9,634	17,055	3,968	13,455
4,620	397	4,120	86
(18,024)	(42,678)	(7,441)	(24,333)

(3,770)	(25,226)	647	(10,792)

314	543	48	54
130	5	103	—
(4,523)	(1,364)	(61)	(80)

(4,079)	(816)	90	(26)

(3,006)	(23,060)	(3,686)	23,400

19,372	(544)	(501)	39,450

166,067	166,611	134,677	95,227

$185,439	$166,067	$134,176	$134,677

$98	$576	$(9)	$(66)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (000)(1) (concluded)

	Burkenroad Small Cap Fund		U.S. Small Cap Fund*	Quantitative Long/Short Fund
	2014	2013	2014	2014	2013
Investment Activities:
Net investment income (loss)	$(2,661)	$2,103	$—	$(191)	$74
Net realized gain (loss) from investments (including securities sold short) and foreign currency transactions	10,121	1,811	—	12,900	1,710
Net change in unrealized appreciation (depreciation) on investments (including securities sold short) and foreign currency transactions	77,967	26,044	(22)	(3,773)	3,903

Net Increase (Decrease) in Net Assets Resulting from Operations	85,427	29,958	(22)	8,936	5,687

Dividends and Distributions to Shareholders From:
Net investment income:
Institutional Class Shares	n/a	n/a	—	(77)	—
Class A Shares	(16)	(2,215)	—	(2)	—
Class C Shares	n/a	n/a	—	—	—
Class D Shares	—	(160)	n/a	n/a	n/a
Net Realized Gains:
Institutional Class Shares	n/a	n/a	—	(8,511)	—
Class A Shares	(2,184)	(1,512)	—	(3,120)	—
Class C Shares	n/a	n/a	—	(76)	—
Class D Shares	(164)	(133)	n/a	n/a	n/a

Total Dividends and Distributions	(2,364)	(4,020)	—	(11,786)	—

Capital Share Transactions(1):
Institutional Class Shares:
Shares issued	n/a	n/a	78	8,731	19,961
Shares reinvested	n/a	n/a	—	6,003	—
Shares redeemed	n/a	n/a	—	(10,590)	(13,933)

Net Institutional Class Shares Transactions	n/a	n/a	78	4,144	6,028

Class A Shares:
Shares issued	429,976	134,002	608	21,687	6,037
Shares reinvested	1,331	2,927	—	3,075	—
Shares redeemed	(96,454)	(26,645)	—	(9,440)	(6,693)

Net Class A Shares Transactions	334,853	110,284	608	15,322	(656)

Class C Shares:††
Shares issued	n/a	n/a	—	629	3
Shares reinvested	n/a	n/a	—	72	—
Shares redeemed	n/a	n/a	—	(34)	(18)

Net Class C Shares Transactions	n/a	n/a	—	667	(15)

Class D Shares:
Shares issued	30,310	6,564	n/a	n/a	n/a
Shares reinvested	143	262	n/a	n/a	n/a
Shares redeemed	(6,587)	(2,871)	n/a	n/a	n/a

Net Class D Shares Transactions	23,866	3,955	n/a	n/a	n/a

Total Increase (Decrease) in Net Assets from Capital Share Transactions	358,719	114,239	686	20,133	5,357

Total Increase (Decrease) in Net Assets	441,782	140,177	664	17,283	11,044

Net Assets:
Beginning of year or period	233,730	93,553	—	54,043	42,999

End of year or period	$675,512	$233,730	$664	$71,326	$54,043

Undistributed net investment income (Distributions in excess of net investment income)	$(2,926)	$(262)	$—	$(182)	$52

“n/a” designates that the Fund does not offer this class.

(1)	For shares issued, reinvested and redeemed, see note 4 in the Notes to Financial Statements.
*	Commenced operations on December 31, 2013.
†	Commenced operations on September 26, 2012.
††	The Louisiana Tax-Free Income Fund, Class C Shares and Mississippi Tax-Free Income Fund, Class C Shares commenced operations on May 31, 2013.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

For the years or period ended January 31, 2014 and January 31, 2013

Diversified International Fund		Louisiana Tax-Free Income Fund		Mississippi Tax-Free Income Fund		Diversified Income Fund
2014	2013	2014	2013	2014	2013	2014	2013†

$2,010	$1,416	$530	$471	$1,123	$1,203	$2,798	$76
(3,729)	571	(479)	19	(917)	100	(228)	3
8,622	37,542	(1,584)	246	(3,424)	473	(79)	361

6,903	39,529	(1,533)	736	(3,218)	1,776	2,491	440

(1,548)	(949)	(207)	(168)	(276)	(259)	(2,407)	(55)
(132)	(84)	(323)	(300)	(847)	(939)	(401)	(20)
—	—	—	n/a	—	n/a	(33)	(1)
n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

(372)	(1,599)	(8)	(6)	(40)	(23)	(39)	—
(60)	(315)	(11)	(13)	(100)	(98)	(8)	—
—	(2)	—	n/a	—	n/a	(1)	—
n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

(2,112)	(2,949)	(549)	(487)	(1,263)	(1,319)	(2,889)	(76)

91,554	91,990	994	3,530	1,343	2,523	27,305	32,738
1,431	1,763	32	23	24	17	565	8
(60,122)	(19,592)	(2,087)	(779)	(925)	(1,451)	(6,661)	(2)

32,863	74,161	(1,061)	2,774	442	1,089	21,209	32,744

8,666	27,622	2,613	8,232	5,120	17,286	9,579	3,677
187	390	264	240	607	623	311	11
(10,074)	(13,924)	(6,761)	(2,215)	(20,834)	(4,414)	(2,601)	(12)

(1,221)	14,088	(3,884)	6,257	(15,107)	13,495	7,289	3,676

17	146	—	n/a	—	n/a	1,136	305
—	1	—	n/a	—	n/a	27	1
(140)	(99)	—	n/a	—	n/a	(290)	(3)

(123)	48	—	n/a	—	n/a	873	303

n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

31,519	88,297	(4,945)	9,031	(14,665)	14,584	29,371	36,723

36,310	124,877	(7,027)	9,280	(19,146)	15,041	28,973	37,087

307,630	182,753	19,937	10,657	45,470	30,429	37,087	—

$343,940	$307,630	$12,910	$19,937	$26,324	$45,470	$66,060	$37,087

$(14)	$(242)	$5	$5	$9	$9	$(43)	$—

The accompanying notes are an integral part of the financial statements.

Financial Highlights

For a Share Outstanding Throughout Each Year

For the years ended January 31,

	Net Asset Value, Beginning of Year	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Total Dividends	Net Asset Value, End of Year	Total Return
Government Money Market Fund
INSTITUTIONAL CLASS SHARES
2014	$1.00	$—	$—	$—	$—	$—	$1.00	0.01%
2013	1.00	—	—	—	—	—	1.00	0.01
2012	1.00	—	—	—	—	—	1.00	0.01
2011	1.00	—	—	—	—	—	1.00	0.01
2010	1.00	—	—	—	—	—	1.00	0.01
INSTITUTIONAL SWEEP CLASS SHARES
2014	$1.00	$—	$—	$—	$—	$—	$1.00	0.01%
2013	1.00	—	—	—	—	—	1.00	0.01
2012	1.00	—	—	—	—	—	1.00	0.01
2011	1.00	—	—	—	—	—	1.00	0.01
2010	1.00	—	—	—	—	—	1.00	0.01
CLASS A SHARES
2014	$1.00	$—	$—	$—	$—	$—	$1.00	0.01%
2013	1.00	—	—	—	—	—	1.00	0.01
2012	1.00	—	—	—	—	—	1.00	0.01
2011	1.00	—	—	—	—	—	1.00	0.01
2010	1.00	—	—	—	—	—	1.00	0.01

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2014

Net Assets, End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Reimbursements)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$111,197	0.09%	0.58%	0.01%	n/a
101,794	0.15	0.58	0.01	n/a
145,908	0.13	0.59	0.01	n/a
115,244	0.24	0.62	0.01	n/a
104,366	0.42	0.61	0.01	n/a

$11,965	0.09%	0.83%	0.01%	n/a
120,259	0.15	0.83	0.01	n/a
139,064	0.13	0.84	0.01	n/a
115,733	0.24	0.85	0.01	n/a
60,131	0.41	0.86	0.01	n/a

$242,158	0.09%	1.08%	0.01%	n/a
351,108	0.15	1.08	0.01	n/a
295,004	0.13	1.09	0.01	n/a
298,165	0.25	1.12	0.01	n/a
271,739	0.41	1.11	0.01	n/a

Financial Highlights (continued)

For a Share Outstanding Throughout Each Year

For the years ended January 31,

	Net Asset Value, Beginning of Year	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year
Core Bond Fund
INSTITUTIONAL CLASS SHARES
2014	$16.75	$0.33	$(0.33)	$—	$(0.34)	$—	$(0.34)	$16.41
2013	16.62	0.41	0.13	0.54	(0.41)	—	(0.41)	16.75
2012	16.01	0.54	0.65	1.19	(0.54)	(0.04)	(0.58)	16.62
2011	15.98	0.59	0.06	0.65	(0.59)	(0.03)	(0.62)	16.01
2010	15.32	0.65	0.70	1.35	(0.64)	(0.05)	(0.69)	15.98
CLASS A SHARES
2014	$16.72	$0.29	$(0.34)	$(0.05)	$(0.30)	$—	$(0.30)	$16.37
2013	16.58	0.37	0.14	0.51	(0.37)	—	(0.37)	16.72
2012	15.98	0.50	0.64	1.14	(0.50)	(0.04)	(0.54)	16.58
2011	15.95	0.55	0.06	0.61	(0.55)	(0.03)	(0.58)	15.98
2010	15.30	0.60	0.70	1.30	(0.60)	(0.05)	(0.65)	15.95
CLASS C SHARES
2014	$16.80	$0.17	$(0.35)	$(0.18)	$(0.16)	$—	$(0.16)	$16.46
2013	16.67	0.23	0.15	0.38	(0.25)	—	(0.25)	16.80
2012	16.06	0.37	0.67	1.04	(0.39)	(0.04)	(0.43)	16.67
2011	16.03	0.42	0.07	0.49	(0.43)	(0.03)	(0.46)	16.06
2010	15.37	0.49	0.71	1.20	(0.49)	(0.05)	(0.54)	16.03

†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges.

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2014

Total Return††	Net Assets, End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

0.01%	$238,482	0.75%	0.78%	2.00%	22%
3.27	193,279	0.75	0.80	2.28	24
7.59	132,639	0.75	0.83	3.31	26
4.10	102,110	0.75	0.86	3.68	20
8.99	84,953	0.75	0.87	4.12	14

(0.30)%	$42,652	1.00%	1.03%	1.76%	22%
3.08	43,971	1.00	1.05	2.05	24
7.27	55,430	1.00	1.08	3.07	26
3.86	47,483	1.00	1.11	3.41	20
8.67	32,485	1.00	1.12	3.85	14

(1.06)%	$2,981	1.75%	1.78%	1.04%	22%
2.31	9,633	1.75	1.80	1.22	24
6.54	2,311	1.75	1.83	2.24	26
3.09	762	1.75	1.86	2.62	20
7.89	371	1.75	1.87	3.10	14

Financial Highlights (continued)

For a Share Outstanding Throughout Each Year

For the years ended January 31,

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)†	Net Realized and Unrealized Gains on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year
Value Fund
INSTITUTIONAL CLASS SHARES
2014	$24.37	$0.23	$5.82	$6.05	$(0.31)	$(2.54)	$(2.85)	$27.57
2013	21.31	0.27	2.98	3.25	(0.19)	—	(0.19)	24.37
2012	21.19	0.30	0.13	0.43	(0.31)	—	(0.31)	21.31
2011	17.48	0.26	3.70	3.96	(0.25)	—	(0.25)	21.19
2010	15.37	0.25	2.11	2.36	(0.25)	—	(0.25)	17.48
CLASS A SHARES
2014	$24.28	$0.16	$5.79	$5.95	$(0.24)	$(2.54)	$(2.78)	$27.45
2013	21.23	0.22	2.97	3.19	(0.14)	—	(0.14)	24.28
2012	21.11	0.25	0.12	0.37	(0.25)	—	(0.25)	21.23
2011	17.42	0.21	3.69	3.90	(0.21)	—	(0.21)	21.11
2010	15.31	0.21	2.11	2.32	(0.21)	—	(0.21)	17.42
CLASS C SHARES
2014	$23.74	$(0.07)	$5.67	$5.60	$(0.07)	$(2.54)	$(2.61)	$26.73
2013	20.80	0.05	2.91	2.96	(0.02)	—	(0.02)	23.74
2012	20.69	0.09	0.12	0.21	(0.10)	—	(0.10)	20.80
2011	17.07	0.06	3.63	3.69	(0.07)	—	(0.07)	20.69
2010	15.02	0.08	2.06	2.14	(0.09)	—	(0.09)	17.07

†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges.

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2014

Total Return††	Net Assets, End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

24.95%	$132,625	0.99%	0.99%	0.82%	65%
15.36	112,163	1.01	1.01	1.22	71
2.05	95,450	1.03	1.03	1.44	63
22.83	77,828	1.05	1.05	1.34	82
15.51	65,625	1.06	1.06	1.53	85

24.61%	$51,687	1.24%	1.24%	0.57%	65%
15.10	49,081	1.26	1.26	0.99	71
1.80	66,167	1.28	1.28	1.17	63
22.49	70,420	1.30	1.30	1.09	82
15.29	57,599	1.31	1.31	1.26	85

23.62%	$1,127	1.98%	1.98%	(0.29)%	65%
14.26	4,823	2.01	2.01	0.22	71
1.04	4,994	2.03	2.03	0.43	63
21.62	4,920	2.05	2.05	0.34	82
14.34	4,439	2.06	2.06	0.52	85

Financial Highlights (continued)

For a Share Outstanding Throughout Each Year

For the years ended January 31,

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)†	Net Realized and Unrealized Gains on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year
Growth Fund
INSTITUTIONAL CLASS SHARES
2014	$19.40	$0.03	$4.19	$4.22	$(0.02)	$(4.01)	$(4.03)	$19.59
2013	16.87	0.09	2.53	2.62	(0.09)	—	(0.09)	19.40
2012	16.28	(0.01)	0.60	0.59	—	—	—	16.87
2011	12.86	0.01	3.41	3.42	—	—	—	16.28
2010	10.39	0.02	2.45	2.47	—	—	—	12.86
CLASS A SHARES
2014	$18.86	$(0.02)	$4.07	$4.05	$—	$(4.01)	$(4.01)	$18.90
2013	16.41	0.05	2.45	2.50	(0.05)	—	(0.05)	18.86
2012	15.87	(0.05)	0.59	0.54	—	—	—	16.41
2011	12.57	(0.02)	3.32	3.30	—	—	—	15.87
2010	10.18	(0.01)	2.40	2.39	—	—	—	12.57
CLASS C SHARES
2014	$17.17	$(0.16)	$3.69	$3.53	$—	$(4.01)	$(4.01)	$16.69
2013	15.01	(0.08)	2.24	2.16	—	—	—	17.17
2012	14.63	(0.15)	0.53	0.38	—	—	—	15.01
2011	11.68	(0.12)	3.07	2.95	—	—	—	14.63
2010	9.52	(0.09)	2.25	2.16	—	—	—	11.68

(1)	Ratio includes previously waived investment advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges.

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2014

Total Return††	Net Assets, End of Year (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Recaptured Fees)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

22.17%	$109,022	1.01%		1.01%	0.16%	94%
15.54	110,640	1.03		1.03	0.49	84
3.62	64,758	1.07	(1)	1.06	(0.08)	86
26.59	52,801	1.10		1.10	0.09	81
23.81	43,499	1.10		1.12	0.15	87

21.91%	$24,614	1.26%		1.26%	(0.09)%	94%
15.22	23,581	1.28		1.28	0.27	84
3.40	30,045	1.32	(1)	1.31	(0.33)	86
26.25	29,942	1.35		1.35	(0.16)	81
23.48	22,987	1.35		1.37	(0.11)	87

21.01%	$540	2.01%		2.01%	(0.85)%	94%
14.39	456	2.03		2.03	(0.52)	84
2.60	424	2.04	(1)	2.06	(1.05)	86
25.26	447	2.10		2.10	(0.92)	81
22.69	354	2.10		2.12	(0.83)	87

Financial Highlights (continued)

For a Share Outstanding Throughout Each Year

For the years ended January 31,

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)†	Net Realized and Unrealized Gains on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year
Burkenroad Small Cap Fund
CLASS A SHARES
2014	$44.64	$(0.30)	$11.44	$11.14	$—	$(0.21)	$(0.21)	$55.57
2013	38.02	0.61	6.93	7.54	(0.54)	(0.38)	(0.92)	44.64
2012	36.84	(0.04)	3.99	3.95	—	(2.77)	(2.77)	38.02
2011	28.92	0.09	8.23	8.32	(0.17)	(0.23)	(0.40)	36.84
2010	21.42	(0.01)	7.51	7.50	—	—	—	28.92
CLASS D SHARES
2014	$43.66	$(0.42)	$11.19	$10.77	$—	$(0.21)	$(0.21)	$54.22
2013	37.21	0.43	6.85	7.28	(0.45)	(0.38)	(0.83)	43.66
2012	36.20	(0.13)	3.91	3.78	—	(2.77)	(2.77)	37.21
2011	28.44	0.02	8.07	8.09	(0.10)	(0.23)	(0.33)	36.20
2010	21.12	(0.08)	7.40	7.32	—	—	—	28.44

(1) For the year ended January 31, 2013, Net Investment Income (Loss) per share reflects special dividends which amounted to $0.59 and $0.58 per share for Class A and Class D, respectively. Excluding the special dividends, the ratio of Net Investment Income to Average Net Assets would have been 0.04% and (0.37)% for Class A and Class D, respectively.

(2)	Ratio includes previously waived investment advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges.

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2014

Total Return††	Net Assets, End of Year (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Recaptured)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

24.97%	$628,798	1.40	%(2)	1.37%	(0.58)%	28%
20.04	216,757	1.40		1.42	1.50 (1)	37
11.39	82,735	1.40		1.48	(0.10)	25
28.78	51,688	1.40		1.53	0.29	23
35.01	39,901	1.40		1.58	(0.05)	20

24.68%	$46,714	1.65	%(2)	1.62%	(0.83)%	28%
19.76	16,973	1.65		1.67	1.09 (1)	37
11.12	10,818	1.65		1.73	(0.36)	25
28.44	8,531	1.65		1.78	0.07	23
34.66	6,402	1.65		1.83	(0.30)	20

Financial Highlights (continued)

For a Share Outstanding Throughout The Period

For the period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Loss†	Net Realized and Unrealized Losses on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period
U.S. Small Cap Fund
INSTITUTIONAL CLASS SHARES
2014*	$15.00	$(0.01)	$(0.67)	$(0.68)	$—	$—	$—	$14.32
CLASS A SHARES
2014*	$15.00	$(0.01)	$(0.67)	$(0.68)	$—	$—	$—	$14.32
CLASS C SHARES
2014*	$15.00	$—	$(0.68)	$(0.68)	$—	$—	$—	$14.32

*	Commenced operations December 31, 2013. Ratios for the period have been annualized.
†	Per share data calculated using average shares method.
††	Total return and portfolio turnover rates are for the period indicated and have not been annualized.
(1)	Ratio reflects the impact of the initial low level of average net assets associated with commencement of operations. Under normal asset levels, ratios would have been 2.10%.
n/m	— Not meaningful. Ratio is not meaningful due to low level of net assets.

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2014

Total Return††	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Reimbursements)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate††

(4.53)%	$78	1.10%		n/m	(0.61)%	4%

(4.53)%	$586	1.31%		n/m	(0.71)%	4%

(4.53)%	$—	0.12	%(1)	n/m	0.36%	4%

Financial Highlights (continued)

For a Share Outstanding Throughout Each Year

For the years ended January 31,

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)†	Net Realized and Unrealized Gains on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year
Quantitative Long/Short Fund
INSTITUTIONAL CLASS SHARES
2014	$17.59	$(0.05)	$2.84	$2.79	$(0.03)	$(3.29)	$(3.32)	$17.06
2013	15.88	0.03	1.68	1.71	—	—	—	17.59
2012	15.37	(0.11)	0.62	0.51	—	—	—	15.88
2011	12.17	(0.05)	3.25	3.20	—	—	—	15.37
2010	11.33	(0.10)	0.94	0.84	—	—	—	12.17
CLASS A SHARES
2014	$17.41	$(0.10)	$2.81	$2.71	$—	$(3.29)	$(3.29)	$16.83
2013	15.75	(0.01)	1.67	1.66	—	—	—	17.41
2012	15.29	(0.15)	0.61	0.46	—	—	—	15.75
2011	12.13	(0.08)	3.24	3.16	—	—	—	15.29
2010	11.33	(0.13)	0.93	0.80	—	—	—	12.13
CLASS C SHARES
2014	$16.85	$(0.24)	$2.72	$2.48	$—	$(3.29)	$(3.29)	$16.04
2013	15.36	(0.14)	1.63	1.49	—	—	—	16.85
2012	15.02	(0.26)	0.60	0.34	—	—	—	15.36
2011	12.01	(0.18)	3.19	3.01	—	—	—	15.02
2010	11.29	(0.22)	0.94	0.72	—	—	—	12.01

(1)	Expense ratio includes the advisory fee at the annual rate of 1.20% of the Fund’s average daily net assets and a performance fee adjustment, if applicable, that increases/decreases the total fee +0.40%/-0.40%. The effective advisory fee rate for the years ended January 31, 2014, 2013, 2012, 2011, and 2010 was 0.96%, 0.90%, 1.41%, 0.99% and 1.07%, respectively. Expense limitations are applied before giving effect to performance incentive adjustments.
(2)	Ratio includes previously waived investment advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
(3)	Expense ratio includes interest and dividend expense related to short sales. Excluding such interest and dividend expense, the ratio of expenses to average net assets for the years or periods presented would be:

	Institutional Class Shares	Class A Shares	Class C Shares
2014	1.21%	1.48%	2.23%
2013	1.27%	1.51%	2.31%
2012	1.88%	2.14%	2.89%
2011	1.49%	1.74%	2.49%
2010	1.57%	1.82%	2.57%
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charge.

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2014

Total Return††	Net Assets, End of Year (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Recaptured Fees)	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

15.97%	$52,055	1.61	%(1)(3)	1.61%	(0.24)%	223%
10.77	49,029	1.65	(1)(2)(3)	1.57	0.17	107
3.32	37,938	2.03	(1)(2)(3)	1.96	(0.70)	86
26.29	26,518	1.75	(1)(2)(3)	1.75	(0.35)	129
7.41	15,922	1.92	(1)(3)	2.36	(0.86)	135

15.70%	$18,640	1.88	%(1)(3)	1.88%	(0.54)%	223%
10.54	4,993	1.89	(1)(2)(3)	1.83	(0.07)	107
3.01	5,027	2.29	(1)(2)(3)	2.22	(0.96)	86
26.05	3,960	2.00	(1)(2)(3)	2.00	(0.60)	129
7.06	2,759	2.17	(1)(3)	2.61	(1.11)	135

14.82%	$631	2.63	%(1)(3)	2.63%	(1.32)%	223%
9.70	21	2.69	(1)(2)(3)	2.60	(0.92)	107
2.26	34	3.04	(1)(2)(3)	2.97	(1.70)	86
25.06	14	2.75	(1)(2)(3)	2.75	(1.36)	129
6.38	11	2.92	(1)(3)	3.36	(1.86)	135

Financial Highlights (continued)

For a Share Outstanding Throughout Each Year

For the years ended January 31,

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distribution from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year
Diversified International Fund
INSTITUTIONAL CLASS SHARES
2014	$21.28	$0.14	$0.28	$0.42	$(0.12)	$(0.03)	$(0.15)	$21.55
2013	18.59	0.11	2.79	2.90	(0.08)	(0.13)	(0.21)	21.28
2012	20.68	0.18	(2.03)	(1.85)	(0.12)	(0.12)	(0.24)	18.59
2011	17.11	0.05	3.65	3.70	(0.07)	(0.06)	(0.13)	20.68
2010	10.38	0.07	6.75	6.82	(0.09)	—	(0.09)	17.11
CLASS A SHARES
2014	$21.21	$0.10	$0.25	$0.35	$(0.06)	$(0.03)	$(0.09)	$21.47
2013	18.53	0.07	2.78	2.85	(0.04)	(0.13)	(0.17)	21.21
2012	20.64	0.27	(2.17)	(1.90)	(0.09)	(0.12)	(0.21)	18.53
2011	17.09	(0.02)	3.67	3.65	(0.04)	(0.06)	(0.10)	20.64
2010	10.38	0.01	6.76	6.77	(0.06)	—	(0.06)	17.09
CLASS C SHARES
2014	$20.81	$(0.02)	$0.21	$0.19	$—	$(0.03)	$(0.03)	$20.97
2013	18.30	(0.07)	2.71	2.64	—	(0.13)	(0.13)	20.81
2012	20.42	0.09	(2.09)	(2.00)	—	(0.12)	(0.12)	18.30
2011	17.00	(0.16)	3.64	3.48	—	(0.06)	(0.06)	20.42
2010	10.37	(0.23)	6.86	6.63	—	—	—	17.00

(1)	Ratio includes previously waived investment advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charge.

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2014

Total Return††	Net Assets, End of Year (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Recaptured Fees)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

1.91%	$297,393	1.22%		1.22%	0.67%	19%
15.68	260,248	1.25		1.25	0.59	12
(8.87)	155,340	1.37	(1)	1.32	0.96	9
21.64	56,666	1.50	(1)	1.50	0.25	3
65.63	29,506	1.50		1.73	0.49	42

1.63%	$46,364	1.47%		1.47%	0.49%	19%
15.42	47,075	1.50		1.50	0.40	12
(9.13)	27,192	1.65	(1)	1.57	1.38	9
21.36	17,980	1.75	(1)	1.75	(0.12)	3
65.23	6,354	1.75		1.98	0.08	42

0.90%	$183	2.21%		2.21%	(0.08)%	19%
14.48	307	2.25		2.25	(0.39)	12
(9.76)	221	2.39	(1)	2.32	0.44	9
20.48	170	2.50	(1)	2.50	(0.87)	3
63.96	11	2.50		2.73	(1.37)	42

Financial Highlights (continued)

For a Share Outstanding Throughout the Year or Period

For the year or period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period
Louisiana Tax-Free Income Fund
INSTITUTIONAL CLASS SHARES
2014	$17.35	$0.54	$(1.66)	$(1.12)	$(0.55)	$(0.02)	$(0.57)	$15.66
2013	17.09	0.56	0.27	0.83	(0.55)	(0.02)	(0.57)	17.35
2012#	15.00	0.62	2.03	2.65	(0.55)	(0.01)	(0.56)	17.09
CLASS A SHARES
2014	$17.35	$0.50	$(1.67)	$(1.17)	$(0.51)	$(0.02)	$(0.53)	$15.65
2013	17.08	0.51	0.28	0.79	(0.50)	(0.02)	(0.52)	17.35
2012#	15.00	0.58	2.02	2.60	(0.51)	(0.01)	(0.52)	17.08
CLASS C SHARES
2014‡	$16.94	$0.41	$(1.31)	$(0.90)	$(0.37)	$(0.02)	$(0.39)	$15.65

#	Commenced operations February 1, 2011. Ratios for the period have been annualized.
‡	Commenced operations May 31, 2013. Ratios for the period have been annualized.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges.
(1)	Total return and portfolio turnover are for period indicated and have not been annualized.
(2)	Ratio reflects the impact of the initial low level of average net assets associated with commencement of operations. Under normal asset levels, ratios would have been 1.75%.
(3)	Portfolio turnover is for the Fund for the full year.

Amounts designated as “—” represents less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2014

Total Return††		Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Reimbursements)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

(6.44)%		$4,841	0.75%		1.21%		3.38%	3%
4.90		6,623	0.75		1.12		3.24	1
17.98	(1)	3,758	0.75		2.16		3.85	6	(1)

(6.73)%		$8,069	1.00%		1.44%		3.10%	3%
4.71		13,314	1.00		1.37		2.98	1
17.65	(1)	6,899	1.00		2.28		3.60	6	(1)

(5.22	)%(1)	$—	—	%(2)	—	%(2)	4.00%	3	%(3)

Financial Highlights (continued)

For a Share Outstanding Throughout the Year or Period

For the year or period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends	Net Asset Value, End of Period
Mississippi Tax-Free Income Fund
INSTITUTIONAL CLASS SHARES
2014	$17.21	$0.53	$(1.61)	$(1.08)	$(0.54)	$(0.08)	$(0.62)	$15.51
2013	17.01	0.57	0.24	0.81	(0.56)	(0.05)	(0.61)	17.21
2012#	15.00	0.60	1.95	2.55	(0.53)	(0.01)	(0.54)	17.01
CLASS A SHARES
2014	$17.21	$0.50	$(1.62)	$(1.12)	$(0.50)	$(0.08)	$(0.58)	$15.51
2013	17.01	0.52	0.24	0.76	(0.51)	(0.05)	(0.56)	17.21
2012#	15.00	0.57	1.95	2.52	(0.50)	(0.01)	(0.51)	17.01
CLASS C SHARES
2014‡	$16.86	$0.41	$(1.32)	$(0.91)	$(0.36)	$(0.08)	$(0.44)	$15.51

#	Commenced operations February 1, 2011. Ratios for the period have been annualized.
‡	Commenced operations on May 31, 2013. Ratios for the period have been annualized.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges.
(1)	Total return and portfolio turnover are for the period indicated and have not been annualized.
(2)	Ratio reflects the impact of the initial low level of average net assets associated with commencement of operations. Under normal asset levels, ratios would have been 1.75%.
(3)	Portfolio turnover is for the Fund for the full year.

Amounts designated as “—” represents less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2014

Total Return††		Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Reimbursements)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

(6.28)%		$7,943	0.75%		0.97%		3.34%	5%
4.81		8,369	0.75		0.91		3.31	7
17.32	(1)	7,200	0.75		1.31		3.78	22	(1)

(6.51)%		$18,381	1.00%		1.20%		3.07%	5%
4.55		37,101	1.00		1.16		3.05	7
17.07	(1)	23,229	1.00		1.50		3.53	22	(1)

(5.34	)%(1)	$—	—	%(2)	—	%(2)	3.97%	5	%(3)

Financial Highlights (concluded)

For a Share Outstanding Throughout the Year or Period

For the year or period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends	Net Asset Value, End of Period
Diversified Income Fund
INSTITUTIONAL CLASS SHARES
2014	$15.50	$0.77	$(0.01)	$0.76	$(0.76)	$(0.01)	$(0.77)	$15.49
2013#	15.00	0.18	0.48	0.66	(0.16)	—	(0.16)	15.50
CLASS A SHARES
2014	$15.50	$0.74	$—	$0.74	$(0.73)	$(0.01)	$(0.74)	$15.50
2013#	15.00	0.23	0.42	0.65	(0.15)	—	(0.15)	15.50
CLASS C SHARES
2014	$15.50	$0.60	$0.01	$0.61	$(0.62)	$(0.01)	$(0.63)	$15.48
2013#	15.00	0.17	0.45	0.62	(0.12)	—	(0.12)	15.50

#	Commenced operations on September 26, 2012. Ratios for the period have been annualized.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges. Total return and portfolio turnover rates are for the period indicated and have not been annualized.

Amounts designated as “—” represents less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2014

Total Return††	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Reimbursements)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate††

5.06%	$53,949	0.90%	0.98%	4.98%	74%
4.44	33,018	0.90	2.77	3.33	9

4.87%	$10,931	1.15%	1.23%	4.74%	74%
4.37	3,757	1.15	4.56	4.34	9

4.00%	$1,180	1.90%	1.99%	3.89%	74%
4.16	312	1.90	5.38	3.20	9

Notes to Financial Statements

1.	Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company with thirty-eight funds. The financial statements included herein relate to the Trust’s Hancock Horizon Family of Funds. The Hancock Horizon Family of Funds includes the Hancock Horizon Government Money Market Fund (the “Government Money Market Fund”), the Hancock Horizon Core Bond Fund (the “Core Bond Fund”), the Hancock Horizon Value Fund (the “Value Fund”), the Hancock Horizon Growth Fund (the “Growth Fund”), the Hancock Horizon Burkenroad Small Cap Fund (the “Burkenroad Small Cap Fund”), the Hancock Horizon U.S. Small Cap Fund (the “U.S. Small Cap Fund”), the Hancock Horizon Quantitative Long/Short Fund (the “Quantitative Long/Short Fund”), the Hancock Horizon Diversified International Fund (the “Diversified International Fund”), the Hancock Horizon Louisiana Tax-Free Income Fund (the “Louisiana Tax-Free Income Fund”), the Hancock Horizon Mississippi Tax-Free Income Fund (the “Mississippi Tax-Free Income Fund”) and the Hancock Diversified Income Fund (the “Diversified Income Fund”) (each a “Fund” and collectively the “Funds”). Each Fund, except for the Louisiana Tax-Free Income Fund and the Mississippi Tax-Free Income Fund, is diversified. The Louisiana Tax-Free Income Fund and the Mississippi Tax-Free Fund are non-diversified. The U.S. Small Cap Fund commenced operations on December 31, 2013. The Louisiana Tax-Free Income Fund, Class C Shares and Mississippi Tax-Free Income Fund, Class C Shares commenced operations on May 31, 2013. The financial statements of the remaining funds in the Trust are presented separately. The assets of each Fund of the Trust are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Use of Estimates – The preparation of financial statements in conformity with U.S. generally accepted accounting principles

(“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: a security’s trading has been halted or suspended; a security has been de-listed from a national exchange; a security’s primary

January 31, 2014

trading market is temporarily closed at a time when under normal conditions it would be open; or a security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of January 31, 2014, there were no fair valued securities in the Funds.

The Government Money Market Fund values its investments using the amortized cost method, as permitted by Rule 2a-7 of the 1940 Act, which approximates market value. Under the amortized cost method, any discount or premium is amortized ratably to the maturity of the security and is included in interest income.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Horizon Advisers (the “Adviser”) or a Sub-Adviser of the Funds becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Funds’ Administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser if a Fund is holding a relevant security that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Diversified International Fund uses Interactive Data Pricing and Reference Data Corp. (“Interactive Data”) as a third party fair valuation vendor. Interactive Data provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Interactive Data in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values the non-U.S. securities in its portfolio that exceed the applicable “confidence interval” based upon the fair values provided by Interactive Data. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by Interactive Data are not reliable, the Adviser contacts the Administrator and may request that a meeting of the Committee be held.

If a local market in which the Diversified International Fund owns securities is closed for one or more days, the Diversified International Fund shall value all securities held in that corresponding currency based on the fair value prices provided by Interactive Data using the predetermined confidence interval discussed above. As of January 31, 2014, the Diversified International Fund valued certain securities in accordance with the procedures described above (see the table on the following page).

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical

Notes to Financial Statements (continued)

assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The table below sets forth information about the level within the fair value hierarchy at which the Funds’ investments are measured at January 31, 2014 (000):

	Level 1	Level 2	Level 3	Total
Government Money Market Fund
Investments in Securities
U.S. Government Agency Obligations	$—	$216,622	$—	$216,622
Repurchase Agreements	—	148,671	—	148,671

Total Investments in Securities	$—	$365,293	$—	$365,293

Core Bond Fund
Investments in Securities
Corporate Bonds	$—	$133,458	$—	$133,458
Municipal Bonds	—	48,852	—	48,852
U.S. Government Mortgage-Backed Obligations	—	39,427	—	39,427
U.S. Government Agency Obligations	—	20,196	—	20,196
Registered Investment Companies	13,818	—	—	13,818
Asset-Backed Security	—	3,004	—	3,004
Cash Equivalent	23,542	—	—	23,542

Total Investments in Securities	$37,360	$244,937	$—	$282,297

	Level 1	Level 2		Level 3	Total
Value Fund
Investments in Securities
Common Stock	$182,130	$—		$—	$182,130
Cash Equivalent	3,575	—		—	3,575

Total Investments in Securities	$185,705	$—		$—	$185,705

Growth Fund
Investments in Securities
Common Stock	$132,234	$—		$—	$132,234
Cash Equivalent	2,076	—		—	2,076

Total Investments in Securities	$134,310	$—		$—	$134,310

Burkenroad Small Cap Fund
Investments in Securities
Common Stock	$641,162	$—		$—	$641,162
Cash Equivalent	32,006	—		—	32,006
Rights	21	—		—	21

Total Investments in Securities	$673,189	$—		$—	$673,189

U.S. Small Cap Fund
Investments in Securities
Common Stock	$561	$—		$—	$561
Cash Equivalent	122	—		—	122

Total Investments in Securities	$683	$—		$—	$683

Quantitative Long/Short Fund
Assets at Fair Value at January 31, 2014 (investments in securities, at fair value)
Investments in Securities
Common Stock	$55,393	$—		$—	$55,393
Cash Equivalents	22,595	—		—	22,595

Total Investments in Securities	$77,988	$—		$—	$77,988

Liabilities at Fair Value at January 31, 2014 (securities sold short, at fair value)
Securities Sold Short
Common Stock	$(6,802)	$—		$—	$(6,802)

Total Securities Sold Short	$(6,802)	$—		$—	$(6,802)

Diversified International Fund
Investments in Securities
Common Stock
Australia	$5,869	$—		$—	$5,869
Austria	17,674	—		—	17,674
Bermuda	8,492	—		—	8,492
Brazil	6,494	—		—	6,494
Canada	3,421	—		—	3,421
China	5,073	27,002	†	—	32,075
Colombia	3,617	—		—	3,617
Czech Republic	3,684	—		—	3,684
France	8,292	—		—	8,292
Hong Kong	—	4,916	†	—	4,916
India	10,627	—		—	10,627
Indonesia	—	3,184	†	—	3,184
Ireland	23,290	—		—	23,290
Japan	31,822	—		—	31,822

January 31, 2014

	Level 1	Level 2		Level 3	Total
Netherlands	$19,934	$—		$—	$19,934
Norway	19,574	—		—	19,574
Panama	6,340	—		—	6,340
Singapore	—	3,430	†	—	3,430
South Korea	—	15,976	†	—	15,976
Spain	9,488	—		—	9,488
Sweden	10,123	—		—	10,123
Switzerland	27,743	—		—	27,743
Taiwan	6,838	—		—	6,838
Turkey	7,135	—		—	7,135
United Kingdom	39,515	—		—	39,515

Total Common Stock	275,045	54,508		—	329,553

Exchange Traded Fund	3,203	—		—	3,203
Cash Equivalents	8,509	—		—	8,509

Total Investments in Securities	$286,757	$54,508		$—	$341,265

Louisiana Tax-Free Income Fund
Investments in Securities
Municipal Bonds	$—	$11,858		$—	$11,858
Cash Equivalent	901	—		—	901

Total Investments in Securities	$901	$11,858		$—	$12,759

Mississippi Tax-Free Income Fund
Investments in Securities
Municipal Bonds	$—	$25,741		$—	$25,741
Cash Equivalent	431	—		—	431

Total Investments in Securities	$431	$25,741		$—	$26,172

Diversified Income Fund
Investments in Securities
Registered Investment Companies	$27,528	$—		$—	$27,528
Corporate Bonds	—	19,906		—	19,906
Preferred Stock	8,901	—		—	8,901
Common Stock	8,528	—		—	8,528
Cash Equivalent	786	—		—	786

Total Investments in Securities	$45,743	$19,906		$—	$65,649

†	Represents securities trading outside the United States, the values of which were adjusted from their last closing price due to their markets being closed on January 31, 2014.

For the year or period ended January 31, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities. This does not include transfers between Level 1 investments and Level 2 investments due to the Diversified International Fund utilizing international fair value pricing during the year.

For the year ended January 31, 2014, there have been no changes to the Funds’ fair value methodologies.

Federal Income Taxes – It is each Fund’s intention to qualify, or continue to qualify, as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of the Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended January 31, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended January 31, 2014, the Funds did not incur any interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income and expense is recognized on the ex-dividend date and interest income and expense is recognized on an accrual basis. Purchase discounts and premiums on debt securities are accreted and amortized to maturity and are included in interest income. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Investments in REITs — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when

Notes to Financial Statements (continued)

actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Foreign Currency Translation – The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the closing rate on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized gains and losses on investments and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Repurchase Agreements – The Funds may invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker’s custodian bank. Provisions of the repurchase agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. Such collateral will be cash, debt securities issued or guaranteed by the U.S. Government, securities that at the time the repurchase agreement is entered into are rated in the highest category by a nationally recognized statistical rating organization (“NRSRO”) or unrated securities that are of comparable quality to securities that are rated in the highest rating category by an NRSRO, as determined by Horizon Advisers (the “Adviser”). If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization and/or retention of the collateral by the Funds may be delayed or limited.

TBA Purchase Commitments – The Funds may engage in “to be announced” (“TBA”) purchase commitments to purchase securities for a fixed price at a future date. TBA purchase commitments may be considered securities and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under “Security Valuation” above.

Short Sales – The Quantitative Long/Short Fund engages in short sales (selling securities it does not own) as a part of its normal investment activities. When the Fund sells a security short, it borrows the security from a third party and sells it at the then current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender. Short positions may be used either to hedge long positions or may be used speculatively to seek positive returns in instances where the Adviser believes a security’s price will decline. The Fund will either realize a profit or incur a loss from a short position, depending on whether the value of the underlying stock decreases or increases, respectively, between the time it is sold and when the Fund replaces the borrowed security. Because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss.

In accordance with the terms of its prime brokerage agreement, the Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Fund records these prime broker charges on a net basis as interest income or interest expense on securities sold short. In addition, the Fund is required to pay the lender any dividends declared on short positions. Such amounts are recorded on the ex-dividend date as dividends expense on securities sold short.

Short sales are collateralized by cash deposits with the counterparty broker, Goldman, Sachs & Co., and pledged securities held at the custodian, U.S. Bank, N.A. The collateral required is determined daily by reference to the market value of the short positions.

January 31, 2014

The Fund is required to maintain margin cash balances at the prime broker sufficient to satisfy its short sales positions on a daily basis. The Fund is charged interest expense at the Fed Open Rate plus 150 basis points on the amount of any shortfall in the required cash margin.

The Fund had prime brokerage borrowings throughout the year ended January 31, 2014 as follows:

Maximum Amount Borrowed	Average Outstanding Balance	Effective Interest Rate paid	Interest Paid
$6,940,411	$5,637,891	1.59%	$90,759

Expenses – Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes of Shares – Class-specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class-specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared daily and paid monthly for the Government Money Market Fund, the Core Bond Fund, the Louisiana Tax-Free Income Fund, the Mississippi Tax-Free Income Fund and the Diversified Income Fund, declared and paid quarterly for the Value Fund and declared and paid annually for the Growth Fund, Burkenroad Small Cap Fund, U.S. Small Cap Fund, Quantitative Long/Short Fund and the Diversified International Fund. Net realized gains on sales of securities, if any, are distributed to shareholders at least annually.

Offering Costs – Offering Costs, including costs of printing initial prospectuses, legal and registration fees are capitalized and amortized over twelve months from the inception date. As of January 31, 2014, the U.S. Small Cap Fund has $39,073 of offering costs remaining to be amortized.

3.	Agreements and other Transactions with Affiliates:

Advisory Agreement

Horizon Advisers (the “Adviser”), an unincorporated division of Hancock Bank, serves as Investment Adviser to each

Fund pursuant to an investment advisory agreement dated May 31, 2000 (as amended and restated May 21, 2001) (the “Advisory Agreement”) with the Trust. For its services, the Adviser is entitled to a fee that is calculated daily and paid monthly at an annual rate based on the average daily net assets of each Fund. The Adviser receives 0.40% of the average daily net assets of the Government Money Market Fund, 0.60% of the average daily net assets of the Core Bond Fund, 0.80% of the average daily net assets of the U.S. Small Cap, Value and Growth Funds, 0.95% of the average daily net assets of the Burkenroad Small Cap Fund, 1.00% of the average daily net assets of the Diversified International Fund, 0.60% of the average daily net assets of the Louisiana Tax-Free Income Fund and the Mississippi Tax-Free Income Fund and 0.70% of the average daily net assets of the Diversified Income Fund. The fee received by the Adviser for the Quantitative Long/Short Fund is comprised of a basic fee at the annual rate of 1.20% of the Fund’s average daily net assets and a performance adjustment (“performance adjustment”), if applicable, that increases or decreases the total fee depending upon the performance of the Fund relative to the Fund’s performance benchmark. The performance adjustment is calculated and paid monthly by comparing the Fund’s Institutional Class Share performance to that of the Fund’s performance benchmark over the current month plus the previous 11 months (the “performance period”). The fee paid to the Adviser based on the performance adjustment will result in a minimum fee of 0.80% if the Fund’s Institutional Class Share underperforms the Fund’s performance benchmark by 200 basis points or more on a rolling 12-month basis, and a maximum fee of 1.60% if the Fund’s Institutional Share Class outperforms the Fund’s performance benchmark by 200 basis points or more on a rolling 12-month basis. In cases where the performance adjustment is not applicable because the performance difference does not result in a performance adjustment, the basic fee at the annual rate of 1.20% of the Fund’s average daily net assets will continue to apply.

During the year ended January 31, 2014, the Quantitative Long/Short Fund’s advisory fees, before waivers, were adjusted in accordance with the policy described above, as follows:

Base Advisory Fee	Performance Adjustment	Net Advisory Fees Before Waivers	Effective Rate
$758,319	$(151,953)	$606,366	0.96%

Notes to Financial Statements (continued)

The Adviser has agreed to waive all or a portion of its fee so that the total annual expenses (excluding performance adjustments, interest, dividend expenses, taxes, brokerage commissions, and extraordinary expenses) of each Fund will not exceed the following as a percentage of average net assets:

	Government Money Market Fund*	Core Bond Fund*	Value Fund**	Growth Fund**	Burkenroad Small Cap Fund*	U.S. SmallCap Fund*
Institutional Class Shares	0.58%	0.75%	1.10%	1.10%	n/a	1.10%
Institutional Sweep Class Shares	0.83	n/a	n/a	n/a	n/a	n/a
Class A Shares	1.08	1.00	1.35	1.35	1.40%	1.35
Class C Shares	n/a	1.75	2.10	2.10	n/a	2.10
Class D Shares	n/a	n/a	n/a	n/a	1.65	n/a

	Quantitative Long/Short Fund*		Diversified International Fund*	Louisiana Tax-Free Income Fund*	Mississippi Tax-Free Income Fund*	Diversified Income Fund*
Institutional Class Shares	1.70	%(1)	1.50%	0.75%	0.75%	0.90%
Class A Shares	1.95	%(1)	1.75%	1.00%	1.00%	1.15%
Class C Shares	2.70	%(1)	2.50%	1.75%	1.75%	1.90%

“n/a” designates that the Fund does not offer this class.

*	The Adviser has contractually agreed to waive fees and reimburse expenses through May 31, 2015.
**	The Adviser has voluntarily agreed to waive fees and reimburse expenses. This may discontinue at any time.
(1)	The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary in order to keep the Net Expenses (excluding interest, dividend expenses, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses), before giving effect to any performance incentive adjustment, from exceeding 1.70%, 1.95%, and 2.70% of the Fund’s average daily net assets of the Institutional Class, Class A and Class C Shares, respectively, until May 2015 (the “Expense Limits”). Since the Expense Limits are applied before giving effect to performance incentive adjustments, the percentages shown as Net Expenses for each class of shares may be up to 0.40% higher or lower than the Expense Limit for that class because Net Expenses reflect performance incentive adjustments, if any.

In addition, the Adviser has voluntarily agreed to waive and reduce its fee and/or reimburse certain expenses of the Government Money Market Fund in order to limit the one-day net income yield of the Institutional Class Shares, Institutional Sweep Class Shares and Class A Shares of the Fund to not less than 0.01% of the average daily net assets.

The Adviser may seek reimbursement for Advisory Fees waived or limited and other expenses paid by the Adviser during the preceding three-year period, pursuant to the Expense Limitation Agreement. Reimbursement by a Fund of the Advisory Fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of each Fund to exceed the total operating expense limitation.

As of January 31, 2014, fees previously waived and reimbursed by the Adviser which may be subject to possible future reimbursement are as follows:

Fiscal Year	Subject to Repayment until January 31:	Government Money Market Fund	Core Bond Fund
2012	2015	$2,278,447	$122,843
2013	2016	2,272,759	111,094
2014	2017	1,799,444	79,384

	Total	$6,350,650	$313,321

Fiscal Year	Subject to Repayment until January 31:	Burkenroad Small Cap Fund	U.S. Small Cap Fund(1)
2012	2015	$—	$ n/a
2013	2016	14,344	n/a
2014	2017	—	8,600

	Total	$14,344	$8,600

Fiscal Year	Subject to Repayment until January 31:	Louisiana Tax-Free Income Fund	Mississippi Tax-Free Income Fund
2012	2015	$76,888	$87,274
2013	2016	57,469	64,212
2014	2017	73,403	72,691

	Total	$207,760	$224,177

Fiscal Year	Subject to Repayment until January 31:	Diversified Income Fund(2)
2012	2015	$ n/a
2013	2016	50,031
2014	2017	48,651

	Total	$98,682

(1)	Commenced operations on December 31, 2013.
(2)	Commenced operations on September 26, 2012.

During the year ended January 31, 2014, the Adviser recaptured $145,510 of prior expense limitation reimbursements for the Burkenroad Small Cap Fund.

The Adviser oversees EARNEST Partners, LLC (the Sub-Adviser to the Diversified International Fund) to ensure its compliance with the investment policies and guidelines of the Diversified International Fund, and monitors the Sub-Adviser’s adherence to its investment style. The Adviser pays the Sub-Adviser out of the advisory fee it receives from the Diversified International Fund. The Board supervises the Adviser and the Sub-Adviser and establishes policies that the Adviser and Sub-Adviser must follow in their management activities.

January 31, 2014

Administration Agreement

SEI Investments Global Funds Services (“the Administrator”) is the Administrator of the Trust. SEI Investments Management Corporation (“SEI Investments”), a wholly owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Administrator.

The Funds and the Administrator have entered into an Administration Agreement effective June 1, 2011. The Administrator is entitled to a fee calculated daily and paid monthly (expressed as a percentage of the combined average daily net assets of the Funds) of: 0.10% up to $350 million, 0.08% on the next $400 million, 0.07% on the next $250 million, 0.05% on the next $500 million and 0.04% on net assets over $1.5 billion, subject to minimum fee levels.

Transfer Agent and Custodian Agreement

Hancock Bank serves as the transfer agent and dividend disbursing agent for the Funds. For providing these services, Hancock Bank is paid an annual fee of $20,000 per class on the first ten classes and $17,500 per class on the remaining classes.

Hancock Bank serves as custodian to the Funds (except for the Quantitative Long/Short Fund), and for such services is paid an annual fee from the Funds’ assets of 0.03% of each Fund’s average daily net assets, subject to a minimum of $250 per month per Fund.

U.S. Bank serves as custodian to the Quantitative Long/Short Fund and for such services is paid an annual fee based on the Fund’s average daily net assets. BNY Mellon serves as sub-custodian to the Diversified International Fund, and for such services is paid an annual fee based on the Fund’s average daily net assets.

Distribution Agreement

The Trust and SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company, have entered into a distribution agreement. As provided in the distribution agreement and the distribution plan, the Trust will be charged a fee based upon the average daily net assets of the Funds.

The following table summarizes the agreement:

	Government Money Market Fund	Core Bond Fund	Value Fund	Growth Fund
Institutional Class Shares	—	—	—	—
Institutional Sweep Class Shares	—	n/a	n/a	n/a
Class A Shares	0.25%	—	—	—
Class C Shares	n/a	0.75%	0.75%	0.75%

	Burkenroad Small Cap Fund	U.S. Small Cap Fund	Quantitative Long/Short Fund	Diversified International Fund
Institutional Class Shares	n/a	—	—	—
Class A Shares	—	—	—	—
Class C Shares	n/a	0.75%	0.75%	0.75%
Class D Shares	0.25%	n/a	n/a	n/a

	Louisiana Tax-Free Income Fund	Mississippi Tax-Free Income Fund	Diversified Income Fund
Institutional Class Shares	—	—	—
Class A Shares	—	—	—
Class C Shares	0.75%	0.75%	0.75%

“—” designates that no fees are charged to this class.

“n/a” designates that the Fund does not offer this class.

To the extent that the applicable shares are held through Hancock Bank or any of its affiliates providing custodian, brokerage or investment-related services, including Hancock Investment Securities, Inc., those entities may receive the distribution and servicing fees, payable from the Funds’ assets, applicable to that class of shares. During the year ended January 31, 2014, Hancock Investment Securities, Inc. received distribution fees in the amount of $249,110, $10,922 and $143 for the Government Money Market Fund, Burkenroad Small Cap Fund and Quantitative Long/Short Fund, respectively.

The Trust has adopted a shareholder servicing plan pursuant to which a shareholder servicing fee will be charged based upon the average daily net assets of the Funds.

The following table summarizes the agreement:

	Government Money Market Fund	Core Bond Fund	Value Fund	Growth Fund	Burkenroad Small Cap Fund	U.S. Small Cap Fund
Institutional Class Shares	—	—	—	—	n/a	—
Institutional Sweep Class Shares	0.25%	n/a	n/a	n/a	n/a	n/a
Class A Shares	0.25	0.25%	0.25%	0.25%	0.25%	0.25%
Class C Shares	n/a	0.25	0.25	0.25	n/a	0.25%
Class D Shares	n/a	n/a	n/a	n/a	0.25	n/a

	Quantitative Long/Short Fund	Diversified International Fund	Louisiana Tax-Free Income Fund	Mississippi Tax-Free Income Fund	Diversified Income Fund
Institutional Clas s Shares	—	—	—	—	—
Class A Shares	0.25%	0.25%	0.25%	0.25%	0.25%
Class C Shares	0.25	0.25	0.25%	0.25%	0.25

“—” designates that no fees are charged to this class.

“n/a” designates that the Fund does not offer this class.

Notes to Financial Statements (continued)

To the extent that the applicable shares are held through Hancock Bank or any of its affiliates providing custodial, brokerage or investment-related services, including Hancock Investment Services, Inc., those entities may receive shareholder servicing fees, payable from the Funds’ assets, applicable to that class of shares. During the year ended January 31, 2014, Hancock Investment Securities, Inc. received shareholder servicing fees in the amount of $367,071, $4,153, $2,331, $1,615, $126,046, $0, $335, $576, $0, $90 and $245 for the Government Money Market Fund, Core Bond Fund, Value Fund, Growth Fund, Burkenroad Small Cap Fund, U.S. Small Cap Fund, Quantitative Long/Short Fund, Diversified International Fund, Louisiana Tax-Free Income Fund, Mississippi Tax-Free Income Fund and Diversified Income Fund, respectively.

Investment in Affiliated Companies

The Core Bond Fund, Value Fund, Growth Fund, Burkenroad Small Cap Fund, Quantitative Long/Short Fund, Diversified International Fund and Diversified Income Fund may invest in the Government Money Market Fund for cash management purposes. To the extent the Funds invest in the Government Money Market Fund, they will indirectly bear a pro rata portion of the Government Money Market Fund’s portfolio management fees and other Fund operating expenses.

Other

Certain officers and a trustee of the Trust are also officers of the Administrator and/or the Distributor. Such officers and trustee are paid no fees by the Trust for serving as officers of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4.	Share Transactions:

Shares issued, reinvested and redeemed for the Funds were as follows (000):

For the years or periods ended January 31, 2014 and January 31, 2013.

	Government Money Market Fund		Core Bond Fund		Value Fund		Growth Fund
	2014	2013	2014	2013	2014	2013	2014	2013
Institutional Class Shares:
Shares issued	309,217	378,613	4,555	4,872	981	1,684	707	2,661
Shares reinvested	3	2	83	46	367	11	837	6
Shares redeemed	(299,817)	(422,729)	(1,639)	(1,364)	(1,140)	(1,572)	(1,684)	(802)

Total Institutional Class Shares Transactions	9,403	(44,114)	2,999	3,554	208	123	(140)	1,865

Institutional Sweep Class Shares:
Shares issued	176,278	317,156	n/a	n/a	n/a	n/a	n/a	n/a
Shares reinvested	—	1	n/a	n/a	n/a	n/a	n/a	n/a
Shares redeemed	(284,572)	(335,962)	n/a	n/a	n/a	n/a	n/a	n/a

Total Institutional Sweep Class Shares Transactions	(108,294)	(18,805)	n/a	n/a	n/a	n/a	n/a	n/a

Class A Shares:
Shares issued	318,057	515,778	765	1,577	353	764	197	752
Shares reinvested	15	11	44	68	168	18	222	5
Shares redeemed	(427,022)	(459,683)	(834)	(2,358)	(659)	(1,877)	(367)	(1,337)

Total Class A Shares Transactions	(108,950)	56,106	(25)	(713)	(138)	(1,095)	52	(580)

Class C Shares:
Shares issued	n/a	n/a	57	668	13	26	3	3
Shares reinvested	n/a	n/a	2	4	5	—	6	—
Shares redeemed	n/a	n/a	(451)	(238)	(179)	(63)	(4)	(4)

Total Class C Shares Transactions	n/a	n/a	(392)	434	(161)	(37)	5	(1)

Net Change in Capital Shares	(207,841)	(6,813)	2,582	3,275	(91)	(1,009)	(83)	1,284

“n/a” designates that the Fund does not offer this class.

Amounts designated as “—” are 0 shares or have been rounded to 0 shares.

January 31, 2014

	Burkenroad Small Cap Fund		U.S. Small Cap Fund†	Quantitative Long/Short Fund		Diversified International Fund
	2014	2013	2014	2014	2013	2014	2013
Institutional Class Shares:
Shares issued	n/a	n/a	5	485	1,219	4,370	4,795
Shares reinvested	n/a	n/a	—	354	—	63	87
Shares redeemed	n/a	n/a	—	(574)	(822)	(2,860)	(1,011)

Total Institutional Class Shares Transactions	n/a	n/a	5	265	397	1,573	3,871

Class A Shares:
Shares issued	8,294	3,269	41	1,155	366	406	1,442
Shares reinvested	24	71	—	184	—	8	19
Shares redeemed	(1,858)	(660)	—	(518)	(398)	(474)	(709)

Total Class A Shares Transactions	6,460	2,680	41	821	(32)	(60)	752

Class C Shares:
Shares issued	n/a	n/a	—	35	—	1	8
Shares reinvested	n/a	n/a	—	5	—	—	—
Shares redeemed	n/a	n/a	—	(2)	(1)	(7)	(5)

Total Class C Shares Transactions	n/a	n/a	—	38	(1)	(6)	3

Class D Shares:
Shares issued	598	165	n/a	n/a	n/a	n/a	n/a
Shares reinvested	3	7	n/a	n/a	n/a	n/a	n/a
Shares redeemed	(128)	(74)	n/a	n/a	n/a	n/a	n/a

Total Class D Shares Transactions	473	98	n/a	n/a	n/a	n/a	n/a

Net Change in Capital Shares	6,933	2,778	46	1,124	364	1,507	4,626

	Louisiana Tax- Free Income Fund		Mississippi Tax-Free Income Fund		Diversified Income Fund††
	2014	2013	2014	2013	2014	2013
Institutional Class Shares:
Shares issued	60	206	83	148	1,747	2,130
Shares reinvested	2	1	2	1	36	1
Shares redeemed	(135)	(45)	(59)	(86)	(431)	—

Total Institutional Class Shares Transactions	(73)	162	26	63	1,352	2,131

Class A Shares:
Shares issued	158	480	311	1,010	612	242
Shares reinvested	17	14	38	36	20	1
Shares redeemed	(426)	(131)	(1,320)	(256)	(169)	(1)

Total Class A Shares Transactions	(251)	363	(971)	790	463	242

Class C Shares:#
Shares issued	—	n/a	—	n/a	73	20
Shares reinvested	—	n/a	—	n/a	2	—
Shares redeemed	—	n/a	—	n/a	(19)	—

Total Class C Shares Transactions	—	n/a	—	n/a	56	20

Net Change in Capital Shares	(324)	525	(945)	853	1,871	2,393

†	Commenced operations on December 31, 2013.
††	Commenced operations on September 26, 2012.
#	The Louisiana Tax-Free Income Fund, Class C Shares and Mississippi Tax-Free Income Fund , Class C Shares commenced operations on May 31, 2013.

“n/a” designates that the Fund does not offer this class.

Amounts designated as “—” are either 0 shares or have been rounded to 0 shares.

Notes to Financial Statements (continued)

5. Investment Transactions:

The cost of security purchases and the proceeds from the sales and maturities of securities, other than short-term investments, for the year or period ended January 31, 2014 were as follows:

	Core Bond Fund (000)	Value Fund (000)	Growth Fund (000)	Burkenroad Small Cap Fund (000)	U.S. Small Cap Fund*	Quantitative Long/Short Fund (000)	Diversified International Fund (000)	Louisiana Tax-Free Income Fund (000)	Mississippi Tax-Free Income Fund (000)	Diversified Income Fund (000)
Cost of Security Purchases
U.S. Government Securities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Other	51,556	115,613	124,163	437,080	607	120,842	87,684	516	1,666	72,197
Proceeds from Sales and Maturities
U.S. Government Securities	$19,211	$—	$—	$—	$—	$—	$—	$—	$—	$—
Other	27,329	137,946	151,549	116,308	24	132,743	58,322	5,993	16,088	40,755

*	Commenced operations on December 31, 2013.

6.	Federal Tax Information:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income, paid-in capital or accumulated net realized loss, as appropriate, in the period that the differences arise.

Each of the Funds has a tax year that ends on April 30. The following tax disclosure is representative as of April 30, 2013, except for the tax character of distributions and Federal tax cost and aggregate tax gross unrealized appreciation and depreciation on investments, which are representative as of January 31, 2014 with tax basis adjustments as of April 30, 2013.

Permanent book and tax differences resulted in the following reclassifications. These differences are due to reclass of distributions, foreign currency transactions and return of capital distribution. These reclassifications had no impact on the net assets or net asset value of the Funds. Accordingly, the following reclassifications have been made to/from the following accounts (000):

	Undistributed Net Investment Income/ (Accumulated Loss)	Accumulated Net Realized Gain (Loss)	Additional Paid-In Capital
Core Bond Fund	$4	$—	$(4)
Value Fund	84	(84)	—
Growth Fund	19	(19)	—
Burkenroad Small Cap Fund	13	(13)	—
Quantitative Long/Short Fund	36	(36)	—
Diversified International Fund	(102)	102	—

Amounts designated as “—” are either $0 or have been rounded to $0.

January 31, 2014

The tax character of dividends and distributions declared during the years ended January 31, 2014 and January 31, 2013 was as follows (000):

	Ordinary Income		Long Term Capital Gain		Tax-Exempt		Totals
	2014	2013	2014	2013	2014	2013	2014	2013
Government Money Market Fund	$40	$55	$—	$—	$—	$—	$40	$55
Core Bond Fund	5,396	5,092	—	—	—	—	5,396	5,092
Value Fund	7,838	1,263	9,800	—	—	—	17,638	1,263
Growth Fund	1,226	490	22,084	17	—	—	23,310	507
Burkenroad Small Cap Fund	16	2,245	2,348	1,775	—	—	2,364	4,020
Quantitative Long/Short Fund	4,279	—	7,507	—	—	—	11,786	—
Diversified International Fund	2,112	2,245	—	704	—	—	2,112	2,949
Louisiana Tax-Free Income Fund	—	—	19	19	530	468	549	487
Mississippi Tax-Free Income Fund	—	84	139	37	1,124	1,198	1,263	1,319
Diversified Income Fund	2,889	76	—	—	—	—	2,889	76

Amounts are as of fiscal year end, tax character will be determined upon the Funds’ tax year end April 30, 2014.

U.S. Small Cap Fund commenced operations after April 30, 2013.

Amounts designated as “—” are either $0 or have been rounded to $0.

As of April 30, 2013, the components of distributable earnings (accumulated losses) on a tax basis were as follows (000):

	Government Money Market Fund	Core Bond Fund	Value Fund	Growth Fund	Burkenroad Small Cap Fund	Quantitative Long/Short Fund	Diversified International Fund	Louisiana Tax-Free Income Fund	Mississippi Tax-Free Income Fund	Diversified Income Fund
Undistributed ordinary income	$4	$—	$—	$—	$—	$1,031	$1,176	$—	$—	$51
Undistributed tax-exempt income	—	—	—	—	—	—	—	—	1	—
Undistributed long-term capital gain	—	—	6,053	11,660	2,192	4,677	—	19	139	—
Unrealized appreciation (depreciation)	—	15,438	33,677	21,538	58,100	7,744	53,032	1,000	2,599	1,722
Capital Loss Carryforward	(27)	(1,508)	—	—	—	—	—	—	—	—
Post-October Losses	—	(190)	—	—	—	—	(5,777)	—	—	—
Late-Year Loss Deferral	—	—	—	—	(372)	—	—	—	—	—
Other temporary differences	(4)	—	—	—	—	—	—	—	—	—

Total distributable earnings (accumulated losses)	$(27)	$13,740	$39,730	$33,198	$59,920	$13,452	$48,431	$1,019	$2,739	$1,773

Undistributed amounts at April 30, 2013, reported in the above table, have been paid.

U.S. Small Cap Fund commenced operations after April 30, 2013.

Amounts designated as “—” are $0 or have been rounded to $0.

Post-October Losses represent losses realized on investment transactions from November 1, 2012 through April 30, 2013, that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following year. Deferred

Notes to Financial Statements (continued)

Late-Year Losses represent ordinary losses realized on investment transactions from January 1, 2013 through April 30, 2013 and specified losses realized on investment transactions from November 1, 2012 through April 30, 2013, that, in accordance with Federal income tax regulations, the Fund defers and treats as having arisen in the following fiscal year.

During the year ended April 30, 2013, the Value Fund and Growth Fund, utilized capital loss carryforwards to offset realized capital gains in the amounts (000) of $2,964 and $4,055, respectively.

Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of April 30, 2013, the following Funds have capital loss carryforwards to offset capital gains for an unlimited period (000):

	Short-Term	Long-Term	Total Capital Loss Carryforwards
Government Money Market Fund	$27	$—	$27
Core Bond Fund	423	1,085	1,508

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments (excluding securities sold short and foreign currency) held by the Funds at January 31, 2014 were as follows (000):

	Federal Tax Cost (000)	Aggregate Gross Unrealized Appreciation (000)	Aggregate Gross Unrealized Depreciation (000)	Net Unrealized Appreciation (Depreciation) (000)
Core Bond Fund	$275,964	$7,983	$(1,650)	$6,333
Value Fund	142,501	45,161	(1,957)	43,204
Growth Fund	109,588	26,088	(1,366)	24,722
Burkenroad Small Cap Fund	549,515	136,532	(12,858)	123,674
U.S. Small Cap Fund	705	7	(29)	(22)
Quantitative Long/Short Fund	71,177	7,898	(1,087)	6,811
Diversified International Fund	282,811	72,883	(14,429)	58,454
Louisiana Tax-Free Income Fund	13,300	218	(759)	(541)
Mississippi Tax-Free Income Fund	26,869	513	(1,210)	(697)
Diversified Income Fund	65,393	1,702	(1,446)	256

For Federal income tax purposes, the book cost of securities owned at January 31, 2014 including tax basis adjustments as of April 30, 2013 for the Government Money Market Fund was equal to tax cost.

January 31, 2014

7.	Other:

On January 31, 2014, the number of shareholders below held the following percentage of the outstanding shares of the Funds.

	Number of Shareholders	% of Outstanding Shares
Government Money Market Fund, Institutional Class	2	100
Government Money Market Fund, Institutional Sweep Class	1	100
Government Money Market Fund, Class A	2	100
Core Bond Fund, Institutional Class	3	93
Core Bond Fund, Class A	1	46
Value Fund, Institutional Class	3	92
Value Fund, Class A	1	27
Value Fund, Class C	3	38
Growth Fund, Institutional Class	3	92
Growth Fund, Class A	1	43
Growth Fund, Class C	2	32
Burkenroad Small Cap Fund, Class A	2	46
U.S. Small Cap Fund, Institutional Class	2	100
U.S. Small Cap Fund, Class A	1	60
U.S. Small Cap Fund, Class C	2	100
Quantitative Long/Short Fund, Institutional Class	4	97
Quantitative Long/Short Fund, Class A	2	55
Quantitative Long/Short Fund, Class C	3	93
Diversified International Fund, Institutional Class	3	42
Diversified International Fund, Class A	2	57
Diversified International Fund, Class C	2	28
Louisiana Tax-Free Income Fund, Institutional Class	2	91
Louisiana Tax-Free Income Fund, Class A	1	12
Louisiana Tax-Free Income Fund, Class C	2	100
Mississippi Tax-Free Income Fund, Institutional Class	2	95
Mississippi Tax-Free Income Fund, Class A	1	12
Mississippi Tax-Free Income Fund, Class C	2	100
Diversified Income Fund, Institutional Class	3	91
Diversified Income Fund, Class A	1	11
Diversified Income Fund, Class C	2	50

These shareholders are comprised of omnibus accounts, which are held on behalf of various individual shareholders.

8.	Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on the Trust’s experience, the risk of loss from such claims is considered remote.

9.	Concentration of Risks:

When the Diversified International Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Diversified International Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. The Diversified International Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains realized or unrealized or repatriated. The Diversified International Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned/recognized. At January 31, 2014, the net assets of the Diversified International Fund were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

The Louisiana Tax-Free Income and the Mississippi Tax-Free Income Funds’ concentration of investments in securities of issuers located in Louisiana and Mississippi, respectively, subject the Funds to economic conditions and government policies within those states. As a result, the Funds will be more susceptible to factors that adversely affect issuers of Louisiana or Mississippi obligations than a mutual fund that does not have as great a concentration in Louisiana or Mississippi. As with Louisiana and Mississippi municipal securities, events in any of the U.S. territories where the Funds are invested may affect the Funds’ investments and their performance.

The Louisiana Tax-Free Income and the Mississippi Tax-Free Income Funds may invest more than 25% of its assets in

Notes to Financial Statements (concluded)

municipal securities that finance similar types of projects, such as hospitals, higher education, housing industrial development, transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

10.	In-Kind Redemption of Securities

During the year ended January 31, 2014, the Mississippi Tax-Free Income Fund redeemed shares of beneficial interest in exchange for securities. These securities were transferred at their current value on the date of transaction.

Transaction Date	Shares Redeemed	Value	Loss
7/31/13	105,614	$1,516,589	$(129,134)
11.	Subsequent Events:

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of January 31, 2014.

Report of Independent Registered Public Accounting Firm	January 31, 2014

To the Board of Trustees of The Advisors’ Inner Circle Fund II and

Shareholders of the Hancock Horizon Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Hancock Horizon Government Money Market Fund, Hancock Horizon Core Bond Fund, Hancock Horizon Value Fund, Hancock Horizon Growth Fund, Hancock Horizon Burkenroad Small Cap Fund, Hancock Horizon U.S. Small Cap Fund, Hancock Horizon Quantitative Long/Short Fund, Hancock Horizon Diversified International Fund, Hancock Horizon Louisiana Tax-Free Income Fund, Hancock Horizon Mississippi Tax-Free Income Fund and Hancock Horizon Diversified Income Fund (eleven of the series constituting The Advisors’ Inner Circle Fund II (the “Trust”)) as of January 31, 2014, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hancock Horizon Government Money Market Fund, Hancock Horizon Core Bond Fund, Hancock Horizon Value Fund, Hancock Horizon Growth Fund, Hancock Horizon Burkenroad Small Cap Fund, Hancock Horizon U.S. Small Cap Fund, Hancock Horizon Quantitative Long/Short Fund, Hancock Horizon Diversified International Fund, Hancock Horizon Louisiana Tax-Free Income Fund, Hancock Horizon Mississippi Tax-Free Income Fund and Hancock Horizon Diversified Income Fund of The Advisors’ Inner Circle Fund II at January 31, 2014, and the results of their operations, the changes in their net assets, and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

April 1, 2014

Trustees and Officers of The Advisors’ Inner Circle Fund II (unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue

Name, Address, Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
INTERESTED BOARD MEMBERS

ROBERT A. NESHER 67 yrs. old	Chairman of the Board of Trustees	(Since 1991)	Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
WILLIAM M. DORAN 1701 Market Street, Philadelphia, PA 19103 73 yrs. old	Trustee	(Since 1992)	Self-employed Consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976-2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor. Director of SEI Investments since 1974; Secretary of SEI Investments since 1978.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.
3	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940.

January 31, 2014

of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-990-2434. The following chart lists Trustees and Officers as of January 31, 2014.

Number of Funds in The Advisors’ Inner Circle Fund II Overseen by Board Member	Other Directorships Held by Board Member[3]

38	Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy Portfolios, L.P., Director of SEI Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global Investments Fund, plc, SEI Investments Global, Limited, SEI Investments — Global Fund Services, Limited, SEI Investments (Europe), Limited, SEI Investments — Unit Trust Management (UK), Limited, SEI Global Nominee Ltd., SEI Opportunity Fund, L.P., SEI Structured Credit Fund, L.P., SEI Multi-Strategy Funds plc and SEI Islamic Investments Fund plc.
38	Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy Portfolios, L.P., Director of SEI since 1974. Director of the Distributor since 2003. Director of SEI Investments — Global Fund Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia), Limited and SEI Asset Korea Co., Ltd., SEI Global Nominee Limited and SEI Investments — Unit Trust Management (UK) Limited.

Trustees and Officers of The Advisors’ Inner Circle Fund II (unaudited) (continued)

Name, Address, Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
INDEPENDENT BOARD MEMBERS

GEORGE J. SULLIVAN, JR. 71 yrs. old	Trustee	(Since 1999)	Self-Employed Consultant, Newfound Consultants, Inc. since April 1997.
BRUCE SPECA 57 yrs. old	Trustee	(Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.
JOSEPH T. GRAUSE, JR. 61 yrs. old	Trustee	(Since 2011)	Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager — Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.
BETTY L. KRIKORIAN 70 yrs. old	Trustee	(Since 2005)	Vice President Compliance AARP Financial, Inc. since 2008. Self-employed Legal and Financial Services Consultant since 2003. Counsel to State Street Bank Global Securities and Cash Operations from 1995 to 2003.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.
3	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940.

January 31, 2014

Number of Funds in The Advisors’ Inner Circle Fund II Overseen by Board Member	Other Directorships Held by Board Member[3]

38	Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, State Street Navigator Securities Lending Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy Portfolios, L.P., Director of SEI Opportunity Fund, L.P., and SEI Structured Credit Fund, L.P., member of the independent review committee for SEI’s Canadian-registered mutual funds.
38	Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds.
38	Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds.
38	Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds.

Trustees and Officers of The Advisors’ Inner Circle Fund II (unaudited) (continued)

Name, Address, Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
INDEPENDENT BOARD MEMBERS (continued)

MITCHELL A. JOHNSON 71 yrs. old	Trustee	(Since 2005)	Retired.
JOHN K. DARR 69 yrs. old	Trustee	(Since 2008)	CEO, Office of Finance FHL Banks from 1992 to 2007
OFFICERS

MICHAEL BEATTIE 48 yrs. old	President	(Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
MICHAEL LAWSON 53 yrs. old	Treasurer, Controller and Chief Financial Officer	(Since 2005)	Director, SEI Investments, Fund Accounting since July 2005.
RUSSELL EMERY 51 yrs. old	Chief Compliance Officer	(Since 2006)	Director of Investment Product Management and Development, SEI Investments from February 2003 to March 2006. Senior Investment Analyst, Equity Team, SEI Investments from March 2000 to February 2003.
JOHN MUNCH 42 yrs. old	Vice President and Assistant Secretary	(Since 2012)	Attorney at SEI Investments Company since 2001.

1	Unless otherwise noted, the business address of each Trustee and Officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.
3	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940.

January 31, 2014

Number of Funds in The Advisors’ Inner Circle Fund II Overseen by Board Member	Other Directorships Held by Board Member/Officer[3]

38	Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Management Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategies Portfolios, L.P.
38	Director of Federal Home Loan Bank of Pittsburgh and Manna, Inc. and Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds.

N/A	N/A
N/A	N/A
N/A	N/A
N/A	N/A

Trustees and Officers of The Advisors’ Inner Circle Fund II (unaudited) (continued)

Name, Address, Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
INDEPENDENT OFFICERS (continued)

DIANNE M. DESCOTEAUX 36 yrs. old	Vice President and Secretary	(Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
EDWARD McCUSKER 29 yrs. old	Privacy Officer AML Officer	(Since 2013) (Since 2013)	SEI’s Private Trust Company 2006-2008. SEI’s Private Banking 2008-2010. AML SEI Private Trust Company 2010-2011. AML Manager of SEI Investments 2011-2013. AML and Privacy Officer 2013.
LISA WHITTAKER 35 yrs. old	Vice President and Assistant Secretary	(Since 2013)	Attorney, SEI Investments Company (Since 2012). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).

1	Unless otherwise noted, the business address of each Trustee and Officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

Board Considerations in Approving the Hancock Horizon U.S. Small Cap Fund Advisory Agreement (unaudited)	January 31, 2014

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be approved: (i) by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the members of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund II (the “Trust”) who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

A Board meeting was held on November 19, 2013 to decide whether to approve the Agreement for an initial two-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting, to help them decide whether to approve the Agreement for an initial two-year term.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s proposed advisory fee to be paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the Adviser’s compliance systems; (vii) the Adviser’s policies on and compliance procedures for personal securities transactions; (viii) the Adviser’s investment experience; (ix) the Adviser’s rationale for introducing the Fund as well as the Fund’s proposed objective and strategy; and (x) the Adviser’s performance in managing similar accounts.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive session outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, approved the Agreement. In considering the approval of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Adviser; and (ii) the fees to be paid to the Adviser, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the portfolio management services to be provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel and the resources of the Adviser. The Trustees reviewed the terms of the proposed Agreement. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers proposed to be primarily responsible for the day-to-day management of the Fund.

The Trustees also considered other services to be provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring

Board Considerations in Approving the Hancock Horizon U.S. Small Cap Fund Advisory Agreement (unaudited) (concluded)

compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Fund by the Adviser would be satisfactory.

Costs of Advisory Services

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the proposed advisory fee to be paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper, an independent provider of investment company data. The Trustees reviewed pro forma fee and expense information. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services expected to be rendered by the Adviser. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to enter into an expense limitation and fee waiver arrangement with the Fund.

Because the Fund was new and had not commenced operations, it did not yet have an investment performance record and it was not possible to determine the profitability that the Adviser might achieve with respect to the Fund or the extent to which economies of scale would be realized by the Adviser as the assets of the Fund grow. Accordingly, the Trustees did not make any conclusions regarding the Fund’s investment performance, the Adviser’s profitability, or the extent to which economies of scale would be realized by the Adviser as the assets of the Fund grow, but will do so during future considerations of the Agreement.

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the Agreement, including the fees to be paid thereunder, were fair and reasonable and agreed to approve the Agreement for an initial term of two years. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Notice to Shareholders (unaudited)

For shareholders that do not have an April 30, 2013 tax year end, this notice is for informational use only.

For the tax year ended April 30, 2013, each Fund is designating long-term capital gains, tax-exempt interest and ordinary income with regard to distributions paid during the year as follows:

Fund	Return of Capital	Long-Term Capital Gains Distributions	Ordinary Income Distributions	Tax-Exempt Interest	Total Distributions	Dividends Received Deduction (1)	Qualified Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividend (5)

Government Money Market Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	38.59%	100.00%	0.00%

Core Bond Fund	0.07%	0.00%	99.93%	0.00%	100.00%	0.00%	0.00%	4.09%	57.51%	0.00%

Value Fund	0.00%	4.95%	95.05%	0.00%	100.00%	100.00%	100.00%	0.00%	0.01%	0.00%

Growth Fund	0.00%	3.77%	96.23%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%

Burkenroad Small Cap Fund	0.00%	41.24%	58.76%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%

U.S. Small Cap Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Quantitative Long/Short Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Diversified International Fund	0.00%	45.25%	54.75%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	100.00%

Louisiana Tax-Free Income Fund	0.00%	3.43%	0.05%	96.52%	100.00%	0.00%	0.00%	0.00%	0.04%	0.00%

Mississippi Tax-Free Income Fund	0.00%	2.65%	5.98%	91.37%	100.00%	0.00%	0.00%	0.00%	0.03%	100.00%

Diversified Income Fund	0.00%	0.00%	100.00%	0.00%	100.00%	12.84%	12.84%	0.00%	13.22%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned Funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Funds who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividend” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The Diversified International Fund intends to pass through a foreign tax credit to shareholders. For the tax year ended April 30, 2013, the total amount of foreign source income is $4,861,635. The total amount of foreign tax paid is $491,039. Your allocable share of the foreign tax credit is reported on Form 1099 DIV.

HHF-AR-001-0600

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial experts are George Sullivan and John Darr, and are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4. Principal Accountant Fees and Services.

Fees billed by Ernst & Young LLP (“E&Y”) related to the Hancock Horizon Family of Funds, (2014 and 2013) (the “Funds”).

E&Y billed the Funds aggregate fees for services rendered to the Funds for the last two fiscal years as follows:

	2014			2013
	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a) Audit Fees (1)	$278,580	N/A	N/A	$248,575	N/A	N/A
(b) Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees	$474	N/A	N/A	$625	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Funds’ annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2014	2013
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f) Not applicable.

(g) (1) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $474 and $625 for 2014 and 2013, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b)) or 240.15d-15(b)).

(b There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: April 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: April 7, 2014

By (Signature and Title)	/s/ Michael Lawson
Michael Lawson
Treasurer, Controller and
Chief Financial Officer

Date: April 7, 2014